As filed with the Securities and Exchange Commission on April 26th, 1999

                                                        File No. 333-1087
                                                        File No. 811-7547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                                                       -------------- [ ]

                        Post-Effective Amendment No.     4


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           AMENDMENT NO. 5  [X]

                  VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE
                            ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)
                      VALLEY FORGE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                              CNA Plaza, 43 South
                            Chicago, Illinois  60685
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (312) 822-6597

                              Corporate Secretary
                          Continental Assurance Company
                              CNA Plaza, 43 South
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Stephen E. Roth, Esq.
                          Sutherland, Asbill & Brennan, LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on April 30, 1999 pursuant to paragraph (b) of Rule 485


    [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

    [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                             CROSS REFERENCE SHEET
                      Pursuant to Rules 481(a) and 495(a)

Showing location in Part A (prospectus) and Part B (statement of additional information) of registration statement of information required by Form N-4

PART A

ITEM OF FORM N-4                                PROSPECTUS CAPTION

1.      Cover Page. . . . . . . . . . . . . .   Cover Page


2.      Definitions . . . . . . . . . . . . .   Glossary


3.      Synopsis. . . . . . . . . . . . . . .   Fee Table; Summary

4.      Condensed Financial
        Information . . . . . . . . . . . . .   Condensed Financial
                                                Information
5.      General Description of Registrant,
        Depositor, and Portfolio Companies


        (a)     Depositor . . . . . . . . . .   VFL; Additional Information
                                                About Valley Forge Life
                                                Insurance Company


        (b)     Registrant  . . . . . . . . .   The Variable Account

        (c)     Portfolio Company . . . . . .   The Funds

        (d)     Portfolio Company Prospectus.   The Funds

        (e)     Voting Rights . . . . . . . .   Voting Privileges

        (f)     Administrator . . . . . . . .   Administrative Services

6.      Deductions

        (a)     General . . . . . . . . . . .   Contract Charges and Fees;
                                                Summary

        (b)     Sales Load. . . . . . . . . .   Contract Charges and Fees

        (c)     Special Purchase Plan . . . .   Not Applicable

        (d)     Commission  . . . . . . . . .   Distribution of the
                                                Contracts

        (e)     Expenses  . . . . . . . . . .   Contract Charges and Fees

        (f)     Organizational Expenses . . .   Not Applicable

7.      General Description of Variable
        Annuity Contracts

        (a)     Persons With Rights . . . . . . . . . .  Cover Page; Summary;
                                                         Description of the
                                                         Contract; Additional
                                                         Contract Information;
                                                         Selecting an Annuity
                                                         Payment Option

        (b)(i)  Allocation of Purchase
                Payments . . . . . . . . . . . . . . . . Summary; Cancelling the
                                                         Contract; Crediting and
                                                         Allocating Purchase
                                                         Payments


          (ii)  Transfers . . . . . . . . . . . . . . .  Summary; Transfers,
                                                         Annuity Payments


         (iii)  Exchanges . . . . . . . . . . . . . . .  Not Applicable

        (c)     Changes . . . . . . . . . . . . . . . .  The Variable Account;
                                                         Additional Contract
                                                         Information

        (d)     Inquiries . . . . . . . . . . . . . . .  Cover Page; Summary


8.      Annuity Period  . . . . . . . . . . . . . . . .  Summary; Selecting an
                                                         Annuity Payment Option


9.      Death Benefit . . . . . . . . . . . . . . . . .  Death of Owner or
                                                         Annuitant


10.     Purchases and Contract Value

        (a)     Purchases . . . . . . . . . . . . . . .  Summary; Purchasing a
                                                         Contract; Cancelling
                                                         the Contract; Crediting
                                                         and Allocating Purchase
                                                         Payments; Variable
                                                         Contract Value;
                                                         Transfers; Selecting an
                                                         Annuity Payment Option

        (b)     Valuation . . . . . . . . . . . . . . .  Summary; Description of
                                                         the Contract; Contract
                                                         Charges and Fees;
                                                         Selecting an Annuity
                                                         Payment Option

        (c)     Calculations. . . . . . . . . . . . . .  Variable Contract
                                                         Value; The Guaranteed
                                                         Interest Option;
                                                         Selecting an Annuity
                                                         Payment Option


        (d)     Underwriter . . . . . . . . . . . . . .  Distribution of the
                                                         Contracts

11.     Redemptions

        (a)     By Owners . . . . . . . . . . . . . . .  Summary; Withdrawals;
                                                         Surrenders; Selecting
                                                         an Annuity Payment
                                                         Option; Federal Tax
                                                         Considerations
                By Annuitant. . . . . . . . . . . . . .  Not Applicable
        (b)     Texas ORP . . . . . . . . . . . . . . .  Not Applicable


        (c)     Payment Delay . . . . . . . . . . . . .  Payments by VFL


        (d)     Lapse . . . . . . . . . . . . . . . . .  Not Applicable

        (e)     Free Look . . . . . . . . . . . . . . .  Summary; Cancelling the
                                                         Contract

12.     Taxes . . . . . . . . . . . . . . . . . .  Federal Tax Status


13.     Legal Proceedings . . . . . . . . . . . .  Legal Proceedings

14.     Table of Contents for the Statement of
        Additional Information  . . . . . . . . .  Statement of Additional
                                                   Information

PART B

ITEM OF FORM N-4                                   STATEMENT OF ADDITIONAL
                                                   INFORMATION CAPTION

15.     Cover Page. . . . . . . . . . . . . . . .  Cover Page

16.     Table of Contents . . . . . . . . . . . .  Table of Contents

17.     General Information and History . . . . .  Additional Information
                                                   About Valley Forge Life
                                                   Insurance Company
                                                   (Prospectus)

18.     Services

        (a)     Fees and Expenses of
                Registrant  . . . . . . . . . . .  Contract Charges and Fees
                                                   (Prospectus)

        (b)     Management Contracts. . . . . . .  Not Applicable

        (c)     Custodian . . . . . . . . . . . .  Not Applicable
                Accountant  . . . . . . . . . . .  Experts

        (d)     Assets of Registrant. . . . . . .  The Variable Account
                                                   (Prospectus)

        (e)     Affiliated Persons . . . . . . . . Administrative Services
                                                   (Prospectus); Distribution
                                                   of The Contracts
                                                   (Prospectus)

        (f)     Underwriter . . . . . . . . . . .  Distribution of the
                                                   Contract (Prospectus)

19.     Purchase of Securities Being Offered. . .  Summary (Prospectus);
                                                   Purchasing a Contract
                                                   (Prospectus); Distribution
                                                   of the Contracts
                                                   (Prospectus)

20.     Underwriters  . . . . . . . . . . . . . .  Distribution of the
                                                   Contracts (Prospectus)

21.     Calculation of Performance Data . . . . .  Performance Information

22.     Annuity Payments. . . . . . . . . . . . .  Selecting an Annuity
                                                   Payment Option
                                                   (Prospectus)

23.     Financial Statements. . . . . . . . . . .  Financial Statements of
                                                   Valley Forge Life
                                                   Insurance Company
                                                   (Prospectus)

PART C -- OTHER INFORMATION

ITEM OF FORM N-4                                                 PART C CAPTION


24.     Financial Statements and Exhibits. . . . . . . Financial Statements of
                                                       Valley Forge Life
                                                       Insurance Company

25.     Directors and Officers of the
        Depositor  . . . . . . . . . . . . . . . . . . Directors and Officers


26.     Persons Controlled By or Under
        Common Control with the Depositor
        or Registrant. . . . . . . . . . . . . . . . . Persons Controlled By or
                                                       Under Common Control
                                                       with the Depositor or
                                                       Registrant

27.     Number of Contractowners. . . . . . . . . . .  Number of Contractowners

28.     Indemnification . . . . . . . . . . . . . . .  Indemnification

29.     Principal Underwriters. . . . . . . . . . . .  Principal Underwriter

30.     Location of Books and Records . . . . . . . .  Location of Books and
                                                       Records

31.     Management Services . . . . . . . . . . . . .  Management Services

32.     Undertakings. . . . . . . . . . . . . . . . .  Undertakings

PROSPECTUS

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                    VALLEY FORGE LIFE INSURANCE COMPANY AND
              VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT

     This prospectus describes a flexible premium deferred variable annuity contract (the "Contract") that Valley Forge Life Insurance Company ("VFL") issues. The Contract may be sold to or used in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

     You (the Owner) may allocate Net Purchase Payments and Contract values to one or more of the Subaccounts of Valley Forge Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), or to the Guaranteed Interest Option for one or more Guarantee Periods, or to both. The 17 Subaccounts of the Variable Account invest their assets in a corresponding investment portfolio (each, a "Fund") of Insurance Series, Variable Insurance Products Fund, Variable Insurance Products Fund II, The Alger American Fund, MFS Variable Insurance Trust, SoGen Variable Funds, Inc., and Van Eck Worldwide Insurance Trust (you may review a complete list of the Funds on the next page). The Guaranteed Interest Option guarantees a minimum fixed interest rate for specified periods of time, currently 1 year, 3 years, 5 years, 7 years, and 10 years.

     The Contract Value will vary daily as a function of the Subaccounts' investment performance and any interest VFL credits under the Guaranteed Interest Option. VFL does not guarantee any minimum Variable Contract Value for amounts you allocate to the Variable Account. VFL may apply a market value adjustment to annuity payments and other values the Contract provides, when such payments are based on the Guaranteed Interest Option. The market value adjustment may result in upward or downward adjustments to amounts withdrawn, surrendered, transferred, paid on a Death Benefit, or applied to purchase annuity payments.

     This prospectus sets forth information regarding the Contract, the Variable Account, and the Guaranteed Interest Option that you should know before purchasing a Contract. You should read the prospectuses for the Funds, which provide information regarding each Fund's investment objectives and policies, in conjunction with this prospectus. A Statement of Additional Information having the same date as this prospectus and providing additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission (the "SEC"). It is incorporated herein by reference. To obtain a free copy of this document, call or write the Service Center.

     The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including VFL. The website address is http://www.sec.gov.

     Please read this prospectus carefully and keep it for future reference. The current prospectuses for the Funds must accompany this prospectus.

     An investment in a Contract is not:

-  a bank deposit or obligation

-  guaranteed or endorsed by any bank

- insured by the Federal Deposit Insurance Corporation or any other government agency

     An investment in the Contract involves certain risks. You may lose your purchase payments (principal).

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 1999

You may choose to invest in the following funds:

-  Federated High Income Bond Fund II

-  Federated Prime Money Fund II

-  Federated Utility Fund II

-  Asset Manager Portfolio in the Variable Insurance Products Fund II

-  Contrafund Portfolio in the Variable Insurance Products Fund II

-  Index 500 Portfolio in the Variable Insurance Products Fund II

-  Equity-Income Portfolio in the Variable Insurance Products Fund

-  Alger American Growth Portfolio

-  Alger American MidCap Growth Portfolio

-  Alger American Small Capitalization Portfolio

-  MFS Emerging Growth Series

-  MFS Growth With Income Series

-  MFS Research Series

-  MFS Total Return Series

-  SoGen Overseas Variable Funds

-  Van Eck Worldwide Emerging Markets Fund

-  Van Eck Worldwide Hard Assets Funds

                               TABLE OF CONTENTS


FEE TABLE...................................................      1
SUMMARY.....................................................      5
  General Description of the Contract.......................      5
  Purchasing a Contract.....................................      6
  Canceling the Contract....................................      6
  Charges and Fees..........................................      7
  Transfers.................................................      8
  Withdrawals...............................................      8
  Surrenders................................................      8
VFL, THE VARIABLE ACCOUNT, THE FUNDS AND THE GUARANTEED
  INTEREST OPTION...........................................      9
  VFL.......................................................      9
  The Variable Account......................................      9
  The Funds.................................................     10
  The Guaranteed Interest Option............................     13
DESCRIPTION OF THE CONTRACT.................................     16
  Purchasing a Contract.....................................     16
  Canceling the Contract....................................     16
  Crediting and Allocating Purchase Payments................     17
  Variable Contract Value...................................     17
  Transfers.................................................     19
  Withdrawals...............................................     21
  Surrenders................................................     22
  Death of Owner or Annuitant...............................     22
  Payments by VFL...........................................     24
  Telephone Transaction Privileges..........................     24
  Supplemental Riders.......................................     25
CONTRACT CHARGES AND FEES...................................     25
  Surrender Charge (Contingent Deferred Sales Charge).......     25
  Annual Administration Fee.................................     27
  Transfer Processing Fee...................................     27
  Taxes on Purchase Payments................................     27
  Mortality and Expense Risk Charge.........................     27
  Administration Charge.....................................     28
  Fund Expenses.............................................     28
  Possible Charge for VFL's Taxes...........................     28
SELECTING AN ANNUITY PAYMENT OPTION.........................     28
  Annuity Date..............................................     28
  Annuity Payment Dates.....................................     29
  Election and Changes of Annuity Payment Options...........     29
  Annuity Payments..........................................     29
  Annuity Payment Options...................................     31
ADDITIONAL CONTRACT INFORMATION.............................     32
  Ownership.................................................     32
  Changing the Owner or Beneficiary.........................     33
  Misstatement of Age or Sex................................     33
  Change of Contract Terms..................................     33
  Reports to Owners.........................................     34
  Miscellaneous.............................................     34
YIELDS AND TOTAL RETURNS....................................     34

FEDERAL TAX STATUS..........................................     37
  Introduction..............................................     37
  Tax Status of the Contracts...............................     37
  The Treatment of Annuities................................     38
  Taxation of Non-Qualified Contracts.......................     38
  Taxation of Qualified Plans...............................     39
  Withholding...............................................     41
  Possible Changes in Taxation..............................     41
  Other Tax Consequences....................................     41
OTHER INFORMATION...........................................     42
  Distribution of the Contracts.............................     42
  Voting Privileges.........................................     42
  Legal Proceedings.........................................     43
  Company Holidays..........................................     43
  Legal Matters.............................................     43
  Experts...................................................     43
ADDITIONAL INFORMATION ABOUT VALLEY FORGE LIFE INSURANCE
  COMPANY...................................................     44
  History and Business......................................     44
  Selected Financial Data...................................     44
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
     CONDITION AND RESULTS OF OPERATIONS....................     45
     Results of Operations..................................     46
     Financial Condition....................................     46
     Investments............................................     47
     Risks and Uncertainties................................     49
     Liquidity and Capital Resources........................     50
     Accounting Standards...................................     50
     Market risk............................................     52
     Forward-Looking Statements.............................     55
  Other Additional Information..............................     56
     Employees..............................................     56
     Properties.............................................     56
     Certain Agreements.....................................     56
     Regulation.............................................     56
     Directors and Executive Officers.......................     58
     Executive Compensation.................................     59
     Employment Contracts...................................     60
     Retirement Plans.......................................     61
INDEPENDENT AUDITORS' REPORT................................     64
FINANCIAL STATEMENTS OF VALLEY FORGE LIFE INSURANCE
  COMPANY...................................................     65
GLOSSARY....................................................     83
APPENDIX A..................................................    A-1
APPENDIX B..................................................    B-1
APPENDIX C..................................................    C-1


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                   FEE TABLE

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES
Sales load imposed on purchase payments.....................     0%
Maximum Surrender Charge (as a percentage of purchase
  payments surrendered or withdrawn)........................     7%
Transfer Processing Fee (each, after first 12 in a Contract
  Year).....................................................    $25
Annual Administration Fee (waived if Contract Value exceeds
  $50,000)..................................................    $30

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF NET
  ASSETS)
Mortality and Expense Risk Charge...........................  1.25%
Administration Charge.......................................  0.15%
-------------------------------------------------------------------
Total Variable Account Annual Expenses                        1.40%
===================================================================



ANNUAL FUND EXPENSES

(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)


-----------------------------------------------------------------------------------------
                                               MANAGEMENT
                                               (ADVISORY)       OTHER        TOTAL ANNUAL
                                                  FEES         EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------
INSURANCE SERIES:
  Federated High Income Bond Fund II..........   0.60%          0.18%          0.78%[1]
  Federated Prime Money Fund II...............   0.49%          0.31%          0.80%[1]
  Federated Utility Fund II...................   0.68%          0.25%          0.93%[1]
VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
  Fidelity VIP Equity-Income Portfolio........   0.49%          0.09%          0.58%[2]
  Fidelity VIP II Asset Manager Portfolio.....   0.54%          0.10%          0.64%[2]
  Fidelity VIP II Contrafund Portfolio........   0.59%          0.11%          0.70%[2]
  Fidelity VIP II Index 500 Portfolio.........   0.24%          0.11%          0.35%[2]
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio.............   0.75%          0.04%          0.79%
  Alger American MidCap Growth Portfolio......   0.80%          0.04%          0.84%
  Alger American Small Capitalization
     Portfolio................................   0.85%          0.04%          0.89%
MFS VARIABLE INSURANCE TRUST:
  MFS Emerging Growth Series..................   0.75%          0.10%          0.85%[3]
  MFS Growth With Income Series...............   0.75%          0.13%          0.88%[3]
  MFS Research Series.........................   0.75%          0.11%          0.86%[3]
  MFS Total Return Series.....................   0.75%          0.16%          0.91%[3]
SOGEN VARIABLE FUNDS, INC.:
  SoGen Overseas Variable Fund................   0.75%          0.75%          1.50%[4]
VAN ECK WORLDWIDE INSURANCE TRUST:
  Van Eck Worldwide Emerging Markets Fund.....   1.00%          0.50%          1.50%[5]
  Van Eck Worldwide Hard Assets Fund..........   1.00%          0.16%          1.16%[6]
-----------------------------------------------------------------------------------------



[1] Federated Advisors has voluntarily agreed to waive a portion of its management fee with respect to these funds. Absent this waiver, the total annual expenses would have been 0.78%, 0.81% and 1.00% for the Federated High Income Bond Fund II, the Federated Prime Money Fund II and the Federated Utility Fund II, respectively.



[2] A portion of the brokerage commissions that these funds pay was used to reduce fund expenses. In addition, these funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57%, .63% and .66% for the Equity-Income, Asset Manager and Contrafund portfolios, respectively.



[3] Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected under "Other Expenses".



[4] The annualized ratios of operating expenses to average net assets for the period ended December 31, 1998 would have been 4.98% without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by the advisor.



[5] For the year ended December 31, 1998, Van Eck Associates Corporation agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses exceeding 1.5% of average daily net assets. Absent this reimbursement, management fees, other expenses and total annual expenses would have been 1.00%, 0.61%, and 1.61%, respectively.



[6] The fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The fund also has a fee arrangement based on cash balances left on deposit with the custodian, which reduces the fund's operating expenses. Absent these arrangements, management fees, other expenses, and total annual expenses would have been 1.00%, 0.20% and 1.20%, respectively.



     Taxes on purchase payments, generally ranging from 0% to 3.5% of purchase payments, may be applicable, depending upon the laws of various jurisdictions.



     The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 1998. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.

EXAMPLES




     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 purchase payment, assuming a 5% annual rate of return on assets:


--------------------------------------------------------------------------------------------
                                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
  Subaccount...............................    $ 96        $134          $164        $262
Federated Prime Money Fund II Subaccount...    $ 96        $134          $165        $264
Federated Utility Fund II Subaccount.......    $ 97        $141          $172        $278
Fidelity VIP Equity-Income Subaccount......    $ 94        $127          $153        $239
Fidelity VIP II Asset Manager Subaccount...    $ 94        $129          $156        $246
Fidelity VIP II Contrafund Subaccount......    $ 95        $130          $157        $249
Fidelity VIP II Index 500 Subaccount.......    $ 91        $120          $141        $215
Alger American Growth Subaccount...........    $ 96        $134          $164        $263
Alger American MidCap Growth Subaccount....    $ 97        $135          $167        $268
Alger American Small Capitalization
  Subaccount...............................    $ 97        $137          $170        $274
MFS Emerging Growth Subaccount.............    $ 97        $136          $168        $269
MFS Growth With Income Subaccount..........    $ 97        $137          $169        $273
MFS Research Subaccount....................    $ 97        $136          $168        $270
MFS Total Return Subaccount................    $ 97        $138          $171        $276
SoGen Overseas Subaccount..................    $103        $156          $201        $336
Van Eck Worldwide Emerging Markets
  Subaccount...............................    $103        $156          $201        $236
Van Eck Worldwide Hard Assets Subaccount...    $100        $146          $184        $302
--------------------------------------------------------------------------------------------


     If you do not surrender your Contract or if you annuitize, you would pay the following expenses on a $1,000 purchase payment, assuming a 5% annual rate of return on assets:


--------------------------------------------------------------------------------------------
                                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------------------
Federated High Income Bond Fund II
  Subaccount...............................    $ 26        $ 74          $124        $262
Federated Prime Money Fund II Subaccount...    $ 26        $ 74          $125        $264
Federated Utility Fund II Subaccount.......    $ 27        $ 78          $132        $278
Fidelity VIP Equity-Income Subaccount......    $ 24        $ 67          $113        $239
Fidelity VIP II Asset Manager Subaccount...    $ 24        $ 69          $116        $246
Fidelity VIP II Contrafund Subaccount......    $ 25        $ 70          $117        $249
Fidelity VIP II Index 500 Subaccount.......    $ 21        $ 60          $101        $215
Alger American Growth Subaccount...........    $ 26        $ 74          $124        $263
Alger American MidCap Growth Subaccount....    $ 27        $ 75          $127        $268
Alger American Small Capitalization
  Subaccount...............................    $ 27        $ 77          $130        $274
MFS Emerging Growth Subaccount.............    $ 27        $ 76          $128        $269
MFS Growth With Income Subaccount..........    $ 27        $ 77          $129        $273
MFS Research Subaccount....................    $ 27        $ 76          $128        $270
MFS Total Return Subaccount................    $ 27        $ 78          $131        $276
SoGen Overseas Subaccount..................    $ 33        $ 96          $161        $336
Van Eck Worldwide Emerging Markets
  Subaccount...............................    $ 33        $ 96          $161        $336
Van Eck Worldwide Hard Assets Subaccount...    $ 30        $ 86          $144        $302
--------------------------------------------------------------------------------------------

     The examples provided above assume that no transfer processing fees or purchase payment taxes have been assessed. The examples also assume that the annual administration fee is $30 and that the Contract Value per Contract is $10,000, which translates the annual administration fee into an assumed .30% charge (for purposes of the examples) based on a $1,000 investment. Under some fixed annuity options, the surrender charges would not apply.

     THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE 5% ANNUAL RETURN ASSUMED IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

                                    SUMMARY

GENERAL DESCRIPTION OF THE CONTRACT

     The summary section of this prospectus contains a brief description of the most important parts of the contract. You may find further detail in other sections of this prospectus, the related Statement of Additional Information, the contract, and the prospectuses of the underlying mutual funds. If you need more information, please contact our Service Center at (800)808-4537.

     In many jurisdictions, we issue the contract directly to individuals. In some jurisdictions, however, we may issue only group contracts. We issue group contracts to or on behalf of groups. For example, we may issue a group contract to an employer on behalf of its employees. Individuals who are part of groups for which a contract is issued receive a certificate containing the same provisions as the group contract. Throughout this prospectus, the term "contract" refers to individual contracts, group contracts and certificates for group contracts.

     Under this contract you may:

          - allocate all or a portion of your net purchase payments among several subaccounts of our Valley Forge Life Insurance Company Variable Annuity Separate Account;
          - transfer amounts you have already invested under the contract among the subaccounts;
          - allocate all (or a portion of) your net purchase payments to our Guaranteed Interest Option Account; and
          - transfer amounts you have already invested under the contract to our Guaranteed Interest Option Account.

     You may invest in the Guaranteed Interest Option Account for a guarantee period of 1, 3, 5, 7, or 10 years. If the amount that you allocated or transferred to the Guaranteed Interest Option Account remains in the account for the entire guarantee period that you selected, its value will be equal to the amount originally allocated or transferred plus the interest earned. We calculate the interest that you earn by multiplying the amount you allocate or transfer to the Guarantee Interest Option Account by the guarantee interest rate on an annually compounded basis.

     If you surrender, withdraw, transfer, or annuitize the amount that you invested or transferred from another subaccount at any time other than within the 30 days prior to the expiration of the guarantee period that you selected, that amount will be subject to a market value adjustment. The market value adjustment may cause the amount that you remove from the Guaranteed Interest Option Account to increase or decrease from the amount you would receive if you had invested for the entire guarantee period. The market value adjustment may even reduce the amount you remove from the Guaranteed Interest Option Account to an amount that is less than the net purchase payment that you initially allocated or transferred to the Guaranteed Interest Option Account.

     We do not promise that the amount that you invest under this contract will increase in value. You bear the investment risk for all amounts invested under this contract, except for the amounts that you allocate to the Guaranteed Interest Option Account and leave in such account until at least 30 days before the end of the guarantee period.

     You have a choice of annuity payment options. The beneficiary that you select also may apply any death benefit to certain annuity payment options. You may change your annuity date, within certain limits.

PURCHASING A CONTRACT

     Your initial purchase payment for a contract must be at least $2,000. You may make additional purchase payments of at least $100. We may refuse to accept additional purchase payments at any time for any reason.

     In your application to purchase a contract, you specify the accounts to which you want to allocate your initial purchase payment. Your initial purchase payment may be allocated in any combination among the subaccounts, and the guarantee periods within the Guaranteed Interest Option Account.


     Once you have selected the subaccounts or guarantee periods within the Guarantee Interest Option Account to which you want to allocate your initial purchase payment, you must then decide the percentage of the purchase payment to be allocated to each selected account. All percentage allocations must be in whole numbers. You must allocate at least:


          - 1% of a purchase payment to any subaccount or to any guarantee period within the Guaranteed Interest Option Account; and

          - $500.00 to any selected guarantee period within the Guaranteed Interest Option Account.

     We will allocate any subsequent purchase payments among the subaccounts and the guarantee periods within the Guaranteed Interest Option Account in accordance with the percentages that you provided to us in your application. If you want to change these percentage allocations, you must let us know, in writing, of such changes.

     You may also change these percentage allocations by telephone, provided you have authorized us to accept such changes in your application, or in another writing.

CANCELING THE CONTRACT

     You may cancel this contract by returning it to us within 10 days after you first receive it. Once you cancel the contract, we will give you a refund. Your refund will be equal to the sum of the investment values in the subaccounts and Guarantee Interest Option Accounts, less certain fees or charges. We will not deduct any mortality risk charge, expense risk charge, or administration charge from your refund.


     Please note, you may live in a state that (1) requires a cancellation period longer than 10 days; and/or (2) requires that we return to you the amount of purchase payments that you made to us (rather than the investment values in the subaccounts and Guarantee Interest Option Accounts). If you do live in such a state, we will comply with such state's laws regarding cancellations and refunds. For this purpose, we will allocate your initial purchase payment to a money market account, then at the expiration of the cancellation period, we will add (or subtract) the income earned (or lost) on this investment to your initial purchase payment. We will then allocate the initial purchase payment as you direct in your application.

CHARGES AND FEES

     Once you purchase a contract, your contract value may be decreased by the following charges and fees:

     (1) SURRENDER CHARGE. We will deduct a surrender charge for certain withdrawals if:

          - you withdraw or surrender an amount equal to your purchase payment (as described in the next two paragraphs) before the passage of five full calendar years from the date that we received your purchase payment; or

          - you decide to receive annuity payments during the first full five calendar years from the date we received your purchase payment.

     The surrender charge is 7% of the purchase payment if you surrender or withdraw the purchase payment within two full years after we received it. The surrender charge reduces by 1% each year for the next three years and is 0% after five full years following receipt of the purchase payment.

     In determining whether you have withdrawn your purchase payment, we assume that when you withdraw amounts under your contract, that:

          - you first withdraw the portion of your contract value that is greater than the sum of your purchase payments; and

          - you withdraw earlier purchases payments before later purchase payments.

     We will not deduct a surrender charge for withdrawals of any amount of your contract value that exceeds the sum of your purchase payments. We will not deduct a surrender charge under certain fixed annuitization options.

     (2) ADMINISTRATION CHARGE. We will deduct a daily charge equal to 0.000411% of the Valley Forge Life Insurance Company Variable Annuity Separate Account's net assets. This daily charge covers a portion of our administration costs. This daily charge is approximately equal to an annual charge of 0.15 %.

     (3) MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge equal to 0.003446% of the Valley Forge Life Insurance Company Variable Annuity Separate Account's net assets. This charge compensates us for assuming certain mortality and expense risks. This daily charge is approximately equal to an annual charge of 1.25%.

     (4) ANNUAL ADMINISTRATION FEE. If your contract value is less than $50,000, we will deduct an annual administration fee of $30.

     (5) TRANSFER PROCESSING FEE. Your first 12 transfers among the subaccounts and/or Guarantee Interest Option Account are free. We will then deduct $25 for each transfer in excess of the 12 free transfers during a Contract Year.

     (6) TAXES ON PURCHASE PAYMENTS. Generally, you are taxed for income tax purposes on purchase payments, if at all, at the time you begin to receive annuity payments. Any charges for taxes on purchase payments are deducted from your contract value at that time. These taxes range generally between 0% and 3.5% of purchase payments.

     (7) MUTUAL FUND EXPENSES. The mutual funds in which your purchase payments are invested may deduct certain operating fees. Please read the prospectus for each of the mutual funds for details.

TRANSFERS

     At any time prior to the date you begin to receive annuity payments, you may transfer all or part of a contract value among subaccount(s) or guarantee periods of the Guarantee Interest Option Account. You may transfer the lesser of $500 or the entire value of the account.

WITHDRAWALS

     At any time prior to the date you begin to receive annuity payments, you may (subject to certain restrictions) withdraw part of the contract value. We may deduct certain amounts from your withdrawal, which may include a surrender charge, a market value adjustment, and purchase payment tax charges. Your withdrawals may result in adverse federal income tax consequences, including a penalty tax, in addition to any income tax that you may owe.

SURRENDERS

     At any time prior to date you begin to receive annuity payments, you may surrender the contract and receive its surrender value. The surrender value is equal to the contract value, less certain charges (including a surrender charge, purchase payment tax charges, administration charges, and market value adjustments). You may elect to have the surrender value paid in a single sum or under an annuity payment option. Your surrender may result in adverse federal income tax consequences, including a penalty tax, in addition to any income tax that you may owe.

OTHER INFORMATION

     CONDENSED FINANCIAL INFORMATION. You will find the Variable Account's condensed financial information in Appendix A of this prospectus.

                  THE COMPANY, THE VARIABLE ACCOUNT, THE FUNDS
                       AND THE GUARANTEED INTEREST OPTION

VFL


     VFL is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. VFL's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 1998, had consolidated assets of approximately $14.4 billion. Subject to a reinsurance pooling agreement with Assurance, VFL assumes all insurance risks under the Contracts, and VFL's assets, which as of December 31, 1998 were approximately $3 billion, support the benefits under the Contracts. See "ADDITIONAL INFORMATION ABOUT VALLEY FORGE LIFE INSURANCE COMPANY" for more detail regarding VFL.


THE VARIABLE ACCOUNT

     The Variable Account is a separate investment account of VFL established under Pennsylvania law on October 18, 1995. VFL owns the assets of the Variable Account. These assets are held separately from VFL's General Account and its other separate accounts. That portion of the Variable Account's assets that is equal to the reserves and other Contract liabilities of the Variable Account is not chargeable with liabilities arising out of any other business VFL may conduct. If the assets exceed the required reserves and other contract liabilities, VFL may transfer the excess to VFL's General Account. The Variable Account's assets will at all times, equal or exceed the sum of the Subaccount Values of all Contracts funded by the Variable Account.

     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL. The Variable Account also is governed by the laws of Pennsylvania, VFL's state of domicile, and may also be governed by laws of other states in which VFL does business.

     The Variable Account has 17 Subaccounts, each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of VFL.

     CHANGES TO THE VARIABLE ACCOUNT. Where permitted by applicable law, VFL may make the following changes to the Variable Account:

          1. any changes required by the 1940 Act or other applicable law or regulation;

          2. combine separate accounts, including the Variable Account;

          3. add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

          4. make Subaccounts (including new Subaccounts) available to such classes of Contracts as VFL may determine;

          5. add new Funds or remove existing Funds;

          6. substitute new Fund(s) for any existing Fund if shares of the Fund are no longer available for investment or if VFL determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;

          7. deregister the Variable Account under the 1940 Act if such registration is no longer required; and

          8. operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.

     No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Owners will be notified of any changes.

THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds as well as a brief description of their investment objectives are provided below.

     Certain Funds may have investment objectives and policies similar to other funds that are managed by the same investment advisor or manager. The investment results of the Funds, however, may be higher or lower than those of such other funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other fund, even those with the same investment advisor or manager.

     INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Insurance Series ("IS"). IS issues five "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in lower-rated fixed-income securities that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Advisers.

     VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager,

Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

     THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth and Alger American Small Capitalization Subaccounts each invest in shares of corresponding Funds of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

     AAF is advised by Fred Alger Management, Inc.

     MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth, MFS Growth with Income, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 12 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Four of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFSVIT is advised by Massachusetts Financial Services Company.

     SOGEN VARIABLE FUNDS, INC.

     The SoGen Overseas Subaccount invests in shares of a corresponding Fund of SoGen Variable Funds, Inc. ("SGVF"). SGVF issues one "series" or class of shares which represents an interest in a Fund of SGVF. This series of shares is available as an investment option under the Contract. The investment objective of this Fund is set forth below.

          SOGEN OVERSEAS VARIABLE FUND. This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

     SGVF is advised by Societe Generale Asset Management Corp.

     VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.

NO ONE CAN ASSURE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund which accompanies this prospectus and the current statement of additional information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments or transfers among the Subaccounts.

     Please note that not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, VFL cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the event that a Fund is not available, VFL will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     VFL has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser pays VFL a servicing fee based upon an annual percentage of the average aggregate net assets invested by VFL on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by VFL. Payments of such amounts by an adviser do not increase the fees paid by the Funds or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with VFL or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, VFL will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

THE GUARANTEED INTEREST OPTION

     The Guaranteed Interest Option is an investment option available under the Contract and is supported by VFL's General Account and the GIO Account (described below). All or a portion of an Owner's Purchase Payments may be allocated to and transfers of Contract Value may be made to Guarantee Periods under the Guaranteed Interest Option. Through the Guaranteed Interest Option, VFL offers specified effective annual rates of interest (Guaranteed Interest Rates) that are credited daily and available for specified periods of time selected by an Owner (Guarantee Periods). Although the Guaranteed Interest Rate may differ among Guarantee Periods, it will never be less than the effective annual rate shown in the Contract.

     Interests issued by VFL in connection with the Guaranteed Interest Option have been registered under the Securities Act of 1933, but neither the Guaranteed Interest Option, the GIO Account, nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Guaranteed Interest Option, the GIO Account, nor the General Account, nor any interest therein are generally subject to regulation under the 1940 Act.

     Initial Guarantee Periods begin on the date as of which a Purchase Payment is allocated to or a portion of Contract Value is transferred to the Guarantee Period, and end when the number of years in the Guarantee Period elected (measured from the end of the calendar month in which the amount was allocated or transferred to the Guarantee Period) has elapsed. The last day of the Guarantee Period is the expiration date for that Guarantee Period. Subsequent Guarantee Periods begin on the first day following the expiration date of a previous Guarantee Period.

     Allocations of Purchase Payments and transfers of Contract Value to the Guaranteed Interest Option may have different applicable Guaranteed Interest Rates depending on the timing of such allocations or transfers. However, the applicable Guaranteed Interest Rate does not change during a Guarantee Period. If the allocated or transferred amount remains in the Guaranteed Interest Option until the end of the applicable Guarantee Period, its value will be equal to the amount originally allocated or transferred, multiplied, on an annually compounded basis by its Guaranteed Interest Rate. If a Guarantee Amount is surrendered, withdrawn, transferred, or applied to an Annuity Payment Option prior to 30 days before the expiration of the Guarantee Period, the Guaranteed Interest Rate for that Guarantee Period is subject to a Market Value Adjustment, as described below. The application of a Market Value Adjustment may result in the payment of an amount less than the amount originally allocated or transferred to the Guarantee Period.

     VFL will notify Owners in writing at least 30 days prior to the expiration date of any Guarantee Period about the then currently available Guarantee Periods and the Guaranteed Interest Rates applicable to such Guarantee Periods. A new Guarantee Period of the same duration as the previous Guarantee Period will commence automatically on the first day following the expiring Guarantee Period, unless VFL receives Written Notice prior to the start of the new Guarantee Period of the Owner's election of a different Guarantee Period from among those being offered by VFL at that time, or instructions to transfer all or a portion of the expiring Guarantee Amount to a Subaccount. If VFL does not receive such Written Notice and is not offering a Guarantee Period of the same duration as the expiring Guarantee Period or if the duration of the expiring Guarantee Period would, if renewed, extend beyond the Annuity Date, then a new Guarantee Period of one year will commence automatically on the first day following the expiring Guarantee Period. The minimum Guarantee Amount is $500.

     To the extent permitted by law, VFL reserves the right at any time to offer Guarantee Periods that differ from those available when an Owner's Contract was issued. VFL also reserves the right, at any time, to stop accepting Purchase Payment allocations or transfers of Contract Value to a particular Guarantee Period. Since the specific Guarantee Periods available may change periodically, please contact the Service Center to determine the Guarantee Periods currently being offered.

     GIO ACCOUNT. The assets in the GIO Account are used to support the values and benefits under the Guaranteed Interest Option of the Contract and similar contracts. VFL owns the assets in the GIO Account and holds such assets separately from its other assets and from the General Account. The portion of the assets of the GIO Account equal to the reserves and other contract liabilities of the GIO Account are not chargeable with liabilities that arise from any other business that VFL conducts. VFL may transfer to the General Account any assets of the GIO Account that are in excess of such reserves and other liabilities.

     Under Pennsylvania insurance law, VFL is required to maintain assets in the GIO Account at least equal to the reserves and other contract liabilities of the GIO Account. In the unlikely event of liquidation of VFL, if VFL cannot satisfy all of its insurance obligations, Owners with Guaranteed Interest Option Value will have a priority claim against assets of the GIO Account equal to its liabilities, and a claim against VFL's general account for any remaining VFL liabilities. Thus, the GIO Account represents a pool of assets that provides an additional measure of assurance that Owners allocating Purchase Payments and Contract Value to the Guaranteed Interest Option will receive full payment of benefits attributable to Guaranteed Interest Option.

     Owners allocating Purchase Payments and/or Contract Value to the Guaranteed Interest Option do not participate in the investment performance of assets of the GIO Account, and this performance does not determine the Guaranteed Interest Option Value or benefits relating thereto. The Guaranteed Interest Option provides values and benefits based only upon the Purchase Payments and Contract Values allocated thereto, the Guaranteed Interest Rate credited on such amounts, and any charges or Market Value Adjustments imposed on such amounts in accordance with the terms of the Contract.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the relationship between: (i) the current Guaranteed Interest Rate that VFL is crediting for a Guarantee Period equal to the time remaining in the Guarantee Period from which the Guarantee Amount is requested to be surrendered, withdrawn, transferred or annuitized; and (ii) the Guaranteed Interest Rate being applied to the Guarantee Period from which the Guarantee Amount will be surrendered, withdrawn, transferred or annuitized. Any surrender, withdrawal, transfer or application to an Annuity Payment Option of a Guarantee Amount is subject to a Market Value Adjustment that may be positive or negative, unless the effective date of the surrender, withdrawal, transfer or application is within 30 days prior to the end of a Guarantee Period. The Market Value Adjustment will be applied after the deduction of any applicable annual administration fee or transfer processing fee, and before the deduction of any applicable surrender charge or charge for taxes on purchase payments (also referred to as a "premium tax" charge).

     Generally, if the Guaranteed Interest Rate for the selected Guarantee Period is lower than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of a duration equal to the balance of the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, transfer or application of amounts to an Annuity Payment Option, of an amount less than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, transferred or applied to an Annuity Payment Option. It may even result in the payment of an amount less than the Purchase Payment allocated to or the portion of Contract Value transferred to the Guarantee Period. Similarly, if the Guaranteed Interest Rate for the selected Guarantee Period is higher than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of a duration equal to the balance of the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, transfer or application of amounts to an Annuity Payment Option, of an amount greater than the Guarantee

Amount (or portion thereof) being surrendered, withdrawn, transferred or applied to an Annuity Payment Option.

     The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as follows:

                   Market Value Adjustment = Amount multiplied by       3 1   1+A 2     N/12   -1  4
                                                                              1+B

          where:
          "Amount" is the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option less any applicable annual administration fees or transfer processing fees;

          "a" is the Guaranteed Interest Rate currently being credited to the "Amount";

          "b" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the time remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken. Where the time remaining to the expiration of the Guarantee Period is not 1, 3, 5, 7 or 10 years, "b" is the rate found by linear interpolation of the rate for the Guarantee Period having the duration closest to the time remaining or, if the time remaining is less than 1 year, "b" is the rate for a 1 year period; and

          "n" is the number of complete months remaining before the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken.

Examples of computing the Market Value Adjustment are set forth in Appendix C.

                          DESCRIPTION OF THE CONTRACT

PURCHASING A CONTRACT

     A prospective Owner may purchase a Contract by submitting an application through a licensed agent of VFL who is also a representative of a broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI"), the principal underwriter for the Contracts. The maximum Age on the Contract Effective Date for Annuitants is 85. An initial purchase payment must be delivered to the Service Center along with the Owner's application. The minimum initial purchase payment is $2,000. The minimum additional purchase payment VFL will accept is $100. Unless VFL gives its prior approval, it will not accept an initial purchase payment in excess of $500,000 and reserves the right not to accept any purchase payment for any reason. VFL will send Owners a confirmation notice upon receipt and acceptance of the Owner's purchase payment.

CANCELING THE CONTRACT

     Owners may cancel the Contract during the Cancellation Period, which is the 10-day period after an Owner receives the Contract. Some states may require a longer Cancellation Period. To cancel the Contract, the Owner must mail or deliver the Contract to the Service Center or to the agent who sold it. VFL will refund the Contract Value plus any fees or charges deducted except for the mortality and expense risk charge and the administration charge. If the Owner purchased a Contract in a state that requires the return of purchase payments during the Cancellation Period and the Owner chooses to exercise the cancellation right, then VFL will return the purchase payments.

CREDITING AND ALLOCATING PURCHASE PAYMENTS

     If the application for a Contract is properly completed and is accompanied by all the information necessary to process it (including payment of the initial purchase payment) VFL will allocate the initial Purchase Payment then as designated by the Owner, to one or more of the Subaccounts or to the Guarantee Periods within two business days of receipt of such Purchase Payment by VFL at its Service Center. If the application is not properly completed, VFL reserves the right to retain the Purchase Payment for up to five business days while it attempts to complete the application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to VFL retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days after receipt of a properly completed application. VFL will credit additional Purchase Payments that are accepted by VFL as of the end of the Valuation Period during which the Payment was received at the Service Center.

     The initial Purchase Payment is allocated among the Subaccounts and Guarantee Periods as specified on the application, unless the Contract is issued in a state that requires the return of purchase payments during the Cancellation Period. In those states, any portion of the initial Purchase Payment allocated to the Guaranteed Interest Option will be allocated to that option upon receipt; and any portion of the initial Purchase Payment allocated to the Subaccounts will be allocated to the Money Market Subaccount for a period equal to the number of days in the Cancellation Period. At the expiration of this period, such portion of the Purchase Payment, as adjusted to reflect the investment performance of the Money Market Subaccount during this period, is then allocated to the Subaccounts as described above.

     Owners may allocate Purchase Payments among any or all Subaccounts or Guarantee Periods available. If an Owner elects to invest in a particular Subaccount or Guarantee Period, at least 1% of the Purchase Payment must be allocated to that Subaccount or Guarantee Period. All percentage allocations must be in whole numbers. The minimum amount that may be allocated to any Guarantee Period is $500. VFL allocates any additional Purchase Payments among the Subaccounts and the Guaranteed Interest Option in accordance with the allocation schedule in effect when such Purchase Payment is received at the Service Center unless it is accompanied by Written Notice directing a different allocation.

VARIABLE CONTRACT VALUE

     SUBACCOUNT VALUE. The Variable Contract Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. The Subaccount Value for any Subaccount as of the Contract Effective Date is equal to the amount of the initial Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Annuity Date, the Subaccount Value is equal to that part of any Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges and any applicable purchase payment tax charge) and any amounts transferred out of that Subaccount.

     ACCUMULATION UNITS. Purchase Payments allocated to a Subaccount or amounts of Contract Value transferred to a Subaccount are converted into Accumulation Units. For any Contract, the number of Accumulation Units credited to a Subaccount is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Day on which the Purchase Payment or transferred amount is invested in the Subaccount. Therefore, Purchase Payments allocated to or amounts transferred to a Subaccount under a Contract increase the number of Accumulation Units of that Subaccount credited to the Contract.

     Decreases in Subaccount Value under a Contract are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, surrenders, withdrawals, transfers out of a Subaccount, payment of a death benefit, the application of Variable Contract Value to an Annuity Payment Option on the Annuity Date, and the deduction of the annual administration fee all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units are canceled as of the end of the Valuation Period in which VFL received Written Notice regarding the event.

     The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the Net Investment Factor (described below). The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Subaccount by the Accumulation Unit value for that Subaccount.

     THE NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. For each Subaccount, the Net Investment Factor reflects the investment experience of the Fund in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The Net Investment Factor is calculated by dividing (1) by (2) and subtracting (3) from the result, where:

          (1) is the result of:

              a. the Net Asset Value Per Share of the Fund held in the
                 Subaccount, determined at the end of the current Valuation Period; plus

              b. the per share amount of any dividend or capital gain
                 distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

              c. a per share charge or credit for any taxes reserved for, which is determined by VFL to have resulted from the operations of the Subaccount.

          (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

          (3) is a daily factor representing the mortality and expense risk charge and the administration charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

TRANSFERS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, an Owner may transfer (by Written Notice) all or part of any Subaccount Value to another Subaccount(s) (subject to its availability) or to one or more available Guarantee Periods, or transfer all or part of any Guarantee Amount to any Subaccount(s) (subject to its availability) or to one or more available Guarantee Periods, subject to the following restrictions. The minimum transfer amount is $500 or the entire Subaccount Value or Guarantee Amount, if less. The minimum Subaccount Value or Guarantee Amount that may remain following a transfer is $500. A transfer request that would reduce any Subaccount Value or Guarantee Amount below $500 is treated as a transfer request for the entire Subaccount Value or Guarantee Amount. Only four transfers may be made each Contract Year from all or part of any Guarantee Amount. The first 12 transfers during each Contract Year are free. VFL assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. The transfer processing fee is deducted from the amount being transferred. Each Written Notice of transfer is considered one transfer regardless of how many Subaccounts or Guarantee Periods are affected by the transfer.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Annuity Date by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. Dollar cost averaging begins on the first available transfer date after our Service Center receives your request. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their Money Market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.

     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the Money Market Subaccount Value is depleted, the Annuity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Contract Year. VFL reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.

     GUARANTEED DOLLAR-COST AVERAGING FACILITY. If elected in the application, an Owner may use the dollar-cost averaging facility to systematically transfer specified dollar amounts (on a monthly or quarterly basis) from a Guarantee Amount under the Guaranteed Interest Option. For this purpose, VFL may, from time to time, offer a special one-year or six-month Guarantee Period designed for use with the dollar-cost averaging facility. When available, an Owner may allocate all or part of the initial purchase payment to a special Guarantee Period. These special Guarantee Periods are not available for subsequent purchase payments or transfers of Contract Value. The minimum dollar amount that may be transferred from a Guarantee Amount using the dollar-cost averaging facility is that amount which results in the entire Guarantee Amount being transferred to one or more Subaccounts by the end of the special Guarantee Period and in no case shall be less than $5,000. Once elected, transfers from a Guarantee Amount under the facility do not cease until the Guarantee Amount is depleted. No Market Value Adjustment applies to transfers described in this paragraph. All other requirements applicable to dollar-cost averaging transfers from the Money Market Subaccount apply to transfers described in this paragraph.

     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested by Written Notice at any time thereafter prior to the Annuity Date, an Owner may instruct VFL to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).

     Owners may stop automatic Subaccount Value rebalancing at any time by Written Notice at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one the 12 transfers available without a transfer processing fee during any Contract Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount Value rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. VFL reserves the right to discontinue offering automatic Subaccount Value rebalancing at any time for any reason or to change its features.

WITHDRAWALS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, an Owner may withdraw part of the Surrender Value, subject to certain limitations. Each withdrawal must be requested by Written Notice. The minimum withdrawal amount is $500. The maximum withdrawal is the amount that would leave a minimum Surrender Value of $1,000. A withdrawal request that would reduce any Subaccount Value or Guarantee Amount below $500 will be treated as a request for a withdrawal of all of that Subaccount Value or Guarantee Amount.

     VFL withdraws the amount requested from the Contract Value as of the day that VFL receives an Owner's Written Notice, and sends the Owner that amount. VFL will then deduct any applicable surrender charge and any applicable purchase payment tax charge from the remaining Contract Value. If the withdrawal is requested from a Guarantee Amount, VFL deducts any applicable Market Value Adjustment from, or adds any applicable Market Value Adjustment to, remaining Contract Value. A deduction of a Market Value Adjustment from Contract Value may result in the payment of an amount which, when added to any remaining Guarantee Amount and amounts previously withdrawn or transferred, is less than the amount allocated or transferred to a Guarantee Period to create that Guarantee Amount.

     A Written Notice of withdrawal must specify the amount to be withdrawn from each Subaccount or Guarantee Amount. If the Written Notice does not specify this information, or if any Subaccount Value or Guarantee Amount is inadequate to comply with the request, VFL will make the withdrawal based on the proportion that each Subaccount Value and each Guarantee Amount bears to the Contract Value as of the day of the withdrawal.

     SYSTEMATIC WITHDRAWALS. If elected in the application or requested at any time thereafter prior to the Annuity Date by Written Notice, an Owner may elect to receive periodic withdrawals under VFL's systematic withdrawal plan, free of any surrender charges. Under the systematic withdrawal plan, VFL will make withdrawals (on a monthly, quarterly, semi-annual or annual basis) from Subaccounts specified by the Owner. Withdrawals will begin one frequency period after the request is received at our Service Center. Systematic withdrawals must be at least $100 each and may only be made from Variable Contract Value. Withdrawals under the systematic withdrawal plan may only be made from Subaccounts having $1,000 or more of Subaccount Value at the time of election. The systematic withdrawal plan is not available to Owners using the dollar-cost averaging facility or automatic Subaccount Value rebalancing.

     VFL makes systematic withdrawals on the following basis: (1) as a specified dollar amount, or (2) as a specified whole percent of Subaccount Value.

     Participation in the systematic withdrawal plan terminates on the earliest of the following events: (1) the Subaccount Value from which withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, or (3) the Owner requests that his or her participation in the plan cease. Systematic withdrawals being made in order to meet the required minimum distribution under the Code or to make substantially equal payments as required under the Code will continue even though a surrender charge is deducted.

     TAX CONSEQUENCES OF WITHDRAWALS. Consult your tax adviser regarding the tax consequences associated with making withdrawals. A withdrawal made before the taxpayer reaches Age 59 1/2, including systematic withdrawals, may result in imposition of a penalty tax of 10% of the taxable portion withdrawn. See "FEDERAL TAX STATUS" for more details.

SURRENDERS

     An Owner may surrender the Contract for its Surrender Value at any time prior to the Annuity Date. A Contract's Surrender Value fluctuates daily as a function of the investment experience of the Subaccounts in which an Owner is invested. VFL does not guarantee any minimum Surrender Value for amounts invested in the Subaccounts. Likewise, VFL does not guarantee any minimum Surrender Value for Guarantee Amounts surrendered, withdrawn, transferred or applied to an Annuity Payment Option before the 30-day period prior to the expiration of a Guarantee Period.

     An Owner may elect to have the Surrender Value paid in a single sum or under an Annuity Payment Option. The Surrender Value will be determined as of the date VFL receives the Written Notice for surrender and the Contract at the Service Center.

     Consult your tax adviser regarding the tax consequences of a Surrender. A Surrender made before age 59 1/2 may result in the imposition of a penalty tax of 10% of the taxable portion of the Surrender Value. See "FEDERAL TAX STATUS" for more details.

DEATH OF OWNER OR ANNUITANT

     DEATH BENEFITS ON OR AFTER THE ANNUITY DATE. If an Owner dies on or after the Annuity Date, any surviving joint Owner becomes the sole Owner. If there is no surviving Owner, any successor Owner becomes the new Owner. If there is no surviving or successor Owner, the Payee becomes the new Owner. If an Annuitant or an Owner dies on or after the Annuity Date, the remaining undistributed portion, if any, of the Contract Value will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Payment Options, there will be no death benefit.

     DEATH BENEFITS WHEN THE OWNER DIES BEFORE THE ANNUITY DATE. If any Owner dies prior to the Annuity Date, any surviving joint Owner becomes the new sole Owner. If there is no surviving joint Owner, any successor Owner becomes the new Owner and if there is no successor Owner the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of the Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants, in which event the surviving Annuitant becomes the new Owner.

     The following options are available to new Owners:

          1. to receive the Adjusted Contract Value in a single lump sum within five years of the deceased Owner's death; or

          2. elect to receive the Adjusted Contract Value paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within one year of the deceased Owner's death, and (b) Annuity Payments are made in substantially equal installments over the life of the new Owner or over a period not greater than the life expectancy of the new Owner; or

          3. if the new Owner is the spouse of the deceased Owner, he or she may by Written Notice within one year of the Owner's death, elect to continue the Contract as the new Owner. If the spouse so elects, all of his or her rights as a Beneficiary cease and if the deceased Owner was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.

     With regard to new Owners who are not the spouse of the deceased Owner: (a) 1 and 2 apply even if the Annuitant or Contingent Annuitant is alive at the time of the deceased Owner's death, (b) if the new Owner is not a natural person, only option 1 is available, (c) if no election is made within one year of the deceased Owner's death, option 1 is deemed to have been elected.

     Adjusted Contract Value is computed as of the date that VFL receives Due Proof of Death of the Owner. Payments under this provision are in full settlement of all of VFL's liability under the Contract.

     DEATH BENEFITS WHEN THE ANNUITANT DIES BEFORE THE ANNUITY DATE. If the Annuitant dies before the Annuity Date while the Owner is still living, any Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Date and no Contingent Annuitant has been named, VFL will pay the death benefit described below to the Beneficiary. If there is no surviving Beneficiary, VFL will pay the death benefit to any Contingent Beneficiary. If there is no surviving Contingent Beneficiary, VFL will immediately pay the death benefit to the Owner's estate in a lump sum.

     If the Annuitant who is also an Owner dies or if the Annuitant dies and the Owner is not a natural person, a Beneficiary (or a Contingent Beneficiary):

          1. will receive the death benefit in a single lump sum within 5 years of the deceased Annuitant's death; or

          2. may elect to receive the death benefit paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within 1 year of the deceased Annuitant's death, and (b) Annuity Payments are made in substantially equal installments over the life of the Beneficiary or over a period not greater than the life expectancy of the Beneficiary; or

          3. if the Beneficiary is the spouse of the deceased Annuitant, he or she may by Written Notice within one year of the Annuitant's death, elect to continue the Contract as the new Owner. If the spouse so elects, all his or her rights as a Beneficiary cease and if the deceased Annuitant was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.

     THE DEATH BENEFIT. The death benefit is an amount equal to the greatest of:

          1. aggregate purchase payments made less any withdrawals as of the date that VFL receives Due Proof of Death of the Annuitant; or

          2. the Contract Value as of the date that VFL receives Due Proof of Death of the Annuitant; or

          3. the minimum death benefit described below;

less any applicable purchase payment tax charge on the date that the death benefit is paid.

     The minimum death benefit is the death benefit floor amount as of the date of the Annuitant's death (a) adjusted, for each withdrawal made since the most recent reset of the death benefit floor amount, multiplying that amount by the product of all ratios of the Contract Value immediately after a withdrawal to the Contract Value immediately before such withdrawal (b) plus any purchase payments made since the most recent reset of the death benefit floor amount.

     The death benefit floor amount is the largest Contract Value attained on any prior Contract Anniversary prior to the Annuitant's Age 81. Therefore, the death benefit floor amount is reset when, on a Contract Anniversary, Contract Value exceeds the current death benefit floor amount.

     Examples of the computation of the death benefit are shown in Appendix C.

PAYMENTS BY VFL

     VFL generally makes payments of withdrawals, surrenders, death benefits, or any Annuity Payments within seven days of receipt of all applicable Written Notices and/or Due Proofs of Death. However, VFL may postpone such payments for any of the following reasons:

          1. when the New York Stock Exchange ("NYSE") is closed for trading other than customary holiday or weekend closing, or trading on the NYSE is restricted, as determined by the SEC; or

          2. when the SEC by order permits a postponement for the protection of Owners; or

          3. when the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, VFL has the right to defer payment of surrenders, withdrawals, death benefits or Annuity Payments until the check or draft has been honored.

     VFL may defer payment of any withdrawal, surrender or transfer of Guaranteed Interest Option Value up to six months after it receives an Owner's Written Notice. VFL pays interest on the amount of any payment that is deferred.

TELEPHONE TRANSACTION PRIVILEGES

     An Owner may make transfers or change allocation instructions by telephoning the Service Center. An Owner may authorize his agent or representative to make such transfer by completing a form provided by VFL. A telephone authorization form received by VFL at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. VFL will send Owners a written confirmation of all transfers and allocation changes made pursuant to telephone instructions.

     The Service Center requires a form of personal identification prior to acting on instructions received by telephone and also may tape record instructions received by phone. If VFL follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. VFL reserves the right to suspend telephone transaction privileges at any time for any reason.

SUPPLEMENTAL RIDERS

     The following rider is available and may be added to a Contract.

     GUARANTEED INTEREST OPTION FOR SYSTEMATIC TRANSFERS RIDER. This rider allows you to systematically transfer specified dollar amounts of your initial purchase payment (on a monthly or quarterly basis) from a designated Guaranteed Interest Option Account under the Guaranteed Interest Option. There is no cost associated with this rider.

                           CONTRACT CHARGES AND FEES

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     GENERAL. No sales charge is deducted from purchase payments at the time that such payments are made. However, within certain time limits described below, a surrender charge is deducted upon any withdrawal, surrender or annuitization. A surrender charge is assessed on Cash Value applied to an Annuity Payment Option during the first five Contract Years. The surrender charge is waived if annuitization occurs during Contract Years 2 to 5 and you select annuitization Option 4, 5, or 6. No surrender charge is assessed on Contract Value applied to an Annuity Payment Option after the fifth Contract Year. If on the Annuity Date, however, the Payee elects (or the Owner previously elected) to receive a lump sum, this sum will equal the Surrender Value on such date.

     In the event that surrender charges are not sufficient to cover sales expenses, such expenses will be borne by VFL. Conversely, if the revenue from such charges exceeds such expenses, the excess of revenues from such charges over expenses will be retained by VFL. VFL does not currently believe that the surrender charges deducted will cover the expected costs of distributing the Contracts. Any shortfall will be made up from VFL's general assets, which may include amounts derived from the mortality and expense risk charge.

     CHARGE FOR SURRENDER OR WITHDRAWALS. The surrender charge is equal to the percentage of each purchase payment surrendered or withdrawn (or applied to an Annuity Payment Option during the first five Contract Years) as shown in the table below. The surrender charge is separately calculated and applied to each purchase payment at the time that the purchase payment is surrendered or withdrawn. No surrender charge applies to the Contract Value in excess of aggregate purchase payments (less prior withdrawals of the payments). The surrender charge is calculated using the assumption that purchase payments are surrendered Contract Value in excess of aggregate purchase payments (less prior withdrawals of purchase payments) is surrendered or withdrawn before any purchase payments and that purchase payments are withdrawn on a first-in-first-out basis.

-----------------------------------------------------------------------------------------------------------------
                                                                                 SURRENDER CHARGE
                             NUMBER OF FULL YEARS                                 AS A PERCENTAGE
                            ELAPSED BETWEEN DATE OF                                 OF PURCHASE
                          RECEIPT OF PURCHASE PAYMENT                            PAYMENT WITHDRAWN
                      AND DATE OF SURRENDER OF WITHDRAWAL                         OR SURRENDERED
-----------------------------------------------------------------------------------------------------------------
                                       0                                                7%
                                       1                                                7%
                                       2                                                6%
                                       3                                                5%
                                       4                                                4%
                                       5+                                               0%
-----------------------------------------------------------------------------------------------------------------

     WITHDRAWALS. With regard to all withdrawals, VFL withdraws the amount requested from the Contract Value as of the day that it receives the Written Notice regarding the withdrawal and sends the Owner that amount. VFL then deducts any surrender charge and any applicable purchase payment tax charge from the remaining Contract Value. If the withdrawal is requested from a Guarantee Amount, VFL deducts any applicable Market Value Adjustment from, or adds any applicable Market Value Adjustment to, remaining Contract Value.

     AMOUNTS NOT SUBJECT TO A SURRENDER CHARGE. Each Contract Year after the first Contract Year (or the first Contract Year if systematic withdrawals are in effect), an Owner may withdraw an amount equal to 15% of the greater of: (1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge. VFL reserves the right to limit the number of such "free" withdrawals in any Contract Year. Owners may carry over to subsequent Contract Years, any unused "free" withdrawal percentages. For example, if 10% of either aggregate purchase payments (less prior withdrawals of purchase payments) or Contract Value is withdrawn in a Contract Year, then in the next Contract Year, the Owner may withdraw an amount equal to 20% (5% unused from the previous Contract Year plus 15% withdrawal percentage for the current Contract Year) of the greater of:
(1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge. However, the maximum amount of "free" withdrawals in any Contract Year is 30% of the greater of (1) or (2) as defined above.

     WAIVER OF SURRENDER CHARGE. VFL will waive the surrender charge in the event that the Owner: (1) enters an "eligible nursing home," as defined in the Contract, for a period of at least 90 days, (2) is diagnosed as having a "terminal medical condition," as defined in the Contract, or (3) is less than age 65 and sustains a "permanent and total disability," as defined in the Contract. VFL reserves the right to require written proof of terminal medical condition or permanent and total disability satisfactory to it and to require an examination by a licensed physician of its choice. The surrender charge waiver is not available in all states due to applicable insurance laws in effect in various states.

ANNUAL ADMINISTRATION FEE

     An annual administration fee is deducted as of each Contract Anniversary for the prior Contract Year. VFL also deducts this fee for the current Contract Year when determining the Surrender Value prior to the end of a Contract Year and on the Annuity Date. If Contract Value is $50,000 or less at the time of the fee deduction, then the annual administration fee is $30. The fee is zero for Contracts where the Contract Value exceeds $50,000 at the time the fee would be deducted. This fee is to cover a portion of VFL's administrative expenses related to the Contracts. VFL does not expect to make a profit from this fee.

     The annual administration fee is assessed against Subaccount Values and Guarantee Amounts based on the proportion that each bears to the Contract Value. Where the fee is deducted from Subaccount Values, VFL will cancel an appropriate number of Accumulation Units. Where the fee is obtained from a Guarantee Amount, VFL will reduce the Guarantee Amount by the amount of the fee.

TRANSFER PROCESSING FEE

     Prior to the Annuity Date, VFL permits 12 free transfers per Contract Year among and between the Subaccounts and the Guarantee Periods. For each additional transfer, VFL charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred. VFL does not expect to make a profit from this fee.

TAXES ON PURCHASE PAYMENTS

     Certain states and municipalities impose a tax on VFL in connection with the receipt of annuity considerations. This tax generally can range from 0% to 3.5% of such considerations and generally varies based on the Annuitant's state of residence. Taxes on annuity considerations are generally incurred by VFL as of the Annuity Date based on the Contract Value on that date, and VFL deducts the charge for taxes on annuity considerations from the Contract Value as of the Annuity Date. Some jurisdictions impose a tax on annuity considerations at the time such considerations are made. In those jurisdictions, VFL's current practice is to pay the tax on annuity considerations and then deduct the charge for these taxes from the Contract Value upon surrender, payment of the death benefit, or upon the Annuity Date. VFL reserves the right to deduct any state and local taxes on annuity considerations from the Contract Value at the time such tax is due.

MORTALITY AND EXPENSE RISK CHARGE

     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Contract. The daily charge is at the rate of 0.003446% (approximately equivalent to an effective annual rate of 1.25%) of the net assets of the Variable Account. Approximately .70% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks undertaken by VFL, VFL will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to VFL and will be available for any proper purpose including, among other things, payment of expenses incurred in selling the Contracts.

     The mortality risk that VFL assumes is the risk that Annuitants, as a group, will live for a longer period of time than VFL estimated when it established the guaranteed Annuity Payment rates in the Contract. Because of these guarantees, each Payee is assured that his or her longevity will not have an adverse effect on the Annuity Payments that he or she receives under Annuity Payment Options based on life contingencies. VFL also assumes a mortality risk because the Contracts guarantee a death benefit if the Annuitant dies before the Annuity Date. The expense risk that VFL assumes is the risk that administration charge, annual administration fee and the transfer processing fee may be insufficient to cover the actual expenses of administering the Contracts.

ADMINISTRATION CHARGE

     VFL deducts a daily administration charge from the assets of the Variable Account to compensate it for a portion of the expenses it incurs in administering the Contracts. The daily charge is at a rate of 0.000411% (approximately equivalent to an effective annual rate of 0.15%) of the net assets of the Variable Account. VFL does not expect to make a profit from this charge.

FUND EXPENSES

     The investment performance of each Fund reflects the management fee that it pays to its investment manager or adviser as well as other operating expenses that it incurs. Investment management fees are generally daily fees computed as a percent of a Fund's average daily net assets at an annual rate. Please read the prospectus for each Fund for complete details.

POSSIBLE CHARGE FOR VFL'S TAXES


     VFL currently makes no charge to the Variable Account for any federal, state or local taxes that VFL incurs which may be attributable to the Variable Account or the Contracts. VFL, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.


                      SELECTING AN ANNUITY PAYMENT OPTION

ANNUITY DATE

     The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be no later than the later of the Contract Anniversary following the Annuitant's Age 85 (Age 99 where permitted under state law). For most Qualified Contracts, the Annuity Date must be no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. An Owner may change the Annuity Date by Written Notice, subject to the following limitations:

          1. Written Notice is received at least 30 days before the current Annuity Date; and

          2. the requested new Annuity Date must be at least 30 days after VFL receives Written Notice.

ANNUITY PAYMENT DATES

     VFL computes the first Annuity Payment as of the Annuity Date and makes the first Annuity Payment as of the initial Annuity Payment Date selected by the Owner. The initial Annuity Payment Date is the Annuity Date unless the Annuity Date is the 29th, 30th or 31st day of a calendar month, in which event, the Owner must select a different date. All subsequent Annuity Payments are computed and payable as of Annuity Payment Dates. These dates will be the same day of the month as the initial Annuity Payment Date. Monthly Annuity Payments will be computed and payable as of the same day each month as the initial Annuity Payment Date. Quarterly Annuity Payments will be computed and payable as of the same day in the third, sixth, ninth, and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Semi-annual Annuity Payment Dates will be computed and payable as of the same day in the sixth and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Annual Annuity Payments will be computed and payable as of the same day in each Contract Year as the initial Annuity Payment Date. The frequency of Annuity Payments selected is shown in the Contract. In the event that the Owner does not select a payment frequency, payments will be made monthly.

ELECTION AND CHANGES OF ANNUITY PAYMENT OPTIONS

     On the Annuity Date, the Surrender Value or Adjusted Contract Value is applied under an Annuity Payment Option, unless the Owner elects to receive the Surrender Value in a lump sum. If the Annuity Date falls during the first five Contract Years, Surrender Value is applied under an Annuity Payment Option. However, the surrender charge will be waived if annuitization occurs during Contract Years 2 to 5 and you select annuitization Option 4, 5, or 6. If the Annuity Date falls after the fifth Contract Anniversary, Adjusted Contract Value is applied under an Annuity Payment Option. The Annuity Payment Option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency, and the amount of each payment. The Owner may elect or change the Annuity Payment Option by Written Notice at any time prior to the Annuity Date. (See "Annuity Payment Options.") The Owner may elect to apply any portion of the Surrender Value or Adjusted Contract Value to provide either Variable Annuity Payments or Fixed Annuity Payments or a combination of both. If Variable Annuity Payments are selected, the Owner must also select the Subaccounts to which Surrender Value or Adjusted Contract Value will be applied. If no selection has been made by the Annuity Date, Surrender Value or Adjusted Contract Value from any Guaranteed Interest Option Value will be applied to purchase Fixed Annuity Payments and Surrender Value or Adjusted Contract Value from each Subaccount Value will be applied to purchase Variable Annuity Payments from that Subaccount. If no Annuity Payment Option has been selected by the Annuity Date, Surrender Value or Adjusted Contract Value will be applied under Annuity Payment Option 5 (Life Annuity with Period Certain) with a designated period of 10 years. Any death benefit applied to purchase Annuity Payments is allocated among the Subaccounts and/or the Guaranteed Interest Option as instructed by the Beneficiary unless the Owner previously made the foregoing elections.

ANNUITY PAYMENTS

     FIXED ANNUITY PAYMENTS. Fixed Annuity Payments are periodic payments from VFL to the designated Payee, the amount of which is fixed and guaranteed by VFL. The dollar amount of each Fixed Annuity Payment depends on the form and duration of the Annuity Payment Option chosen, the Age of the Annuitant, the sex of the Annuitant (if applicable), the amount of Adjusted Contract Value applied to purchase the Fixed Annuity Payments and, for Annuity Payment Options 3-6, the applicable annuity purchase rates. The annuity purchase rates in the Contract are based on a Guaranteed Interest Rate of not less than 3%. VFL may, in its sole discretion, make Fixed Annuity Payments in an amount based on a higher interest rate. If Fixed Annuity Payments are computed based on an interest rate in excess of the minimum Guaranteed Interest Rate, then, for the period of the higher rate, the dollar amount of such Fixed Annuity Payments will be greater than the dollar amount based on a 3% interest rate. VFL guarantees that any higher rate will be in effect for at least 12 months.

     Except for Annuity Payment Options 1 and 2, the dollar amount of the first Fixed Annuity Payment is determined by dividing the dollar amount of Adjusted Contract Value being applied to purchase Fixed Annuity Payments by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. Subsequent Fixed Annuity Payments are of the same dollar amount unless VFL makes payments based on an interest rate different from that used to compute the first payment.

     VARIABLE ANNUITY PAYMENTS. Variable Annuity Payments are periodic payments from VFL to the designated Payee, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment experience of the Subaccounts selected by the Owner or Payee to support such payments. The dollar amount of the first Variable Annuity Payment is determined in the same manner as that of a Fixed Annuity Payment. Therefore, provided that the interest rate on which Fixed Annuity Payments are based equals the Benchmark Rate of Return on which Variable Annuity Payments are based, for any particular amount of Adjusted Contract Value applied to a particular Annuity Payment Option, the dollar amount of the first Variable Annuity Payment would be the same as the dollar amount of each Fixed Annuity Payment. Variable Annuity Payments after the first Payment are similar to Fixed Annuity Payments except that the amount of each Payment varies to reflect the net investment experience of the Subaccounts selected by the Owner or Payee.

     The dollar amount of the initial Variable Annuity Payment attributable to each Subaccount is determined by dividing the dollar amount of the Adjusted Contract Value to be allocated to that Subaccount on the Annuity Date by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. The dollar value of the total initial Variable Annuity Payment is the sum of the initial Variable Annuity Payments attributable to each Subaccount.

     The number of Annuity Units attributable to a Subaccount is derived by dividing the initial Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount for the Valuation Period ending on the Annuity Date or during which the Annuity Date falls if the Valuation Period does not end on such date. The number of Annuity Units attributable to each Subaccount under a Contract remains fixed unless there is an exchange of Annuity Units.

     The dollar amount of each subsequent Variable Annuity Payment attributable to each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount credited under the Contract by the Annuity Unit Value (described below) for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls if the Valuation Period does not end on such date.

The dollar value of each subsequent Variable Annuity Payment is the sum of the subsequent Variable Annuity Payments attributable to each Subaccount.

     The Annuity Unit Value of each Subaccount for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

          (a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated;

          (b) is the Annuity Unit Value for the preceding Valuation Period; and

          (c) is a daily Benchmark Rate of Return factor (for the 3% benchmark rate of return) adjusted for the number of days in the Valuation Period.

     The Benchmark Rate of Return factor is equal to one plus 3%, or 1.03. The annual factor can be translated into a daily factor of 1.00008098.

     If the net investment return of the Subaccount for an Annuity Payment period is equal to the pro-rated portion of the 3% Benchmark Rate of Return, the Variable Annuity Payment attributable to that Subaccount for that period will equal the Payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 3% for a Payment period, the Payment for that period will be greater than the Payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3%, the Payment for that period will be less than the Payment for the prior period.

     "TRANSFERS" BETWEEN SUBACCOUNTS. By Written Notice at any time after the Annuity Date, the Payee may change the Subaccount(s) from which Annuity Payments are being made by exchanging the dollar value of a designated number of Annuity Units of a particular Subaccount for an equivalent dollar amount of Annuity Units of another Subaccount. On the date of the exchange, the dollar amount of a Variable Annuity Payment generated from the Annuity Units of either Subaccount would be the same. Exchanges of Annuity Units are treated as transfers for the purpose of computing any transfer processing fee.

ANNUITY PAYMENT OPTIONS

     OPTION 1. INTEREST PAYMENTS. VFL holds the Adjusted Contract Value as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. VFL pays interest every 1 year, 6 months, 3 months or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 1.

     OPTION 2. PAYMENTS OF A SPECIFIED AMOUNT. VFL pays the Adjusted Contract Value in equal payments every 1 year, 6 months, 3 months or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, VFL pays the value of the remaining payments in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 2.

     ADDITIONAL INTEREST EARNINGS. VFL may pay interest at rates in excess of the rates guaranteed in Annuity Payment Options 1 and 2.

     OPTION 3. PAYMENTS FOR A SPECIFIED PERIOD. VFL pays the lump sum in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months or 1 month, as specified when the option is selected. If the Payee dies before the expiration of the specified number of years, VFL pays the commuted value of the remaining payments in a lump sum to the Payee's estate.

     OPTION 4. LIFE ANNUITY. VFL makes monthly payments to the Payee for as long as the Annuitant lives. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

     OPTION 5. LIFE ANNUITY WITH PERIOD CERTAIN. VFL makes monthly payments to the Payee for as long as the Annuitant lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Annuitant dies before the specified period certain ends, the payments to the Payee will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected.

     OPTION 6. JOINT LIFE AND SURVIVORSHIP ANNUITY. VFL makes monthly payments to the Payee while both Annuitants are living. After the death of either Annuitant, payments continue to the Payee for as long as the other Annuitant lives. UNDER THIS OPTION, THE PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

                        ADDITIONAL CONTRACT INFORMATION

OWNERSHIP

     The Contract belongs to the Owner. An Owner may exercise all of the rights and options described in the Contract.

     Subject to more specific provisions elsewhere herein, an Owner's rights include the right to: (1) select or change a successor Owner, (2) select or change any Beneficiary or Contingent Beneficiary, (3) select or change the Payee prior to the Annuity Date, (4) select or change the Annuity Payment Option, (5) allocate Purchase Payments among and between the Subaccounts and Guarantee Periods, (6) transfer Contract Value among and between the Subaccounts and Guarantee Periods, and (7) select or change the Subaccounts on which Variable Annuity Payments are based.

     The rights of Owners of Qualified Contracts may be restricted by the terms of a related employee benefit plan. For example, such plans may require an Owner of a Qualified Contract to obtain the consent of his or her spouse before exercising certain ownership rights or may restrict withdrawals. See "FEDERAL TAX STATUS" for more details.

     Selection of an Annuitant or Payee who is not the Owner may have tax consequences. You should consult a tax advisor as to these consequences.

CHANGING THE OWNER OR BENEFICIARY

     Prior to the Annuity Date and after the Cancellation Period, an Owner may transfer ownership of the Contract subject to VFL's published rules at the time of the change.

     At any time before a death benefit is paid, the Owner may name a new Beneficiary by Written Notice unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner must provide the irrevocable Beneficiary's written consent to VFL before a new Beneficiary is designated.

     These changes take effect as of the day the Written Notice is received at the Service Center and VFL is not liable for any payments made under the Contract prior to the effectiveness of any change. For possible tax consequences of these changes, see "FEDERAL TAX STATUS."

MISSTATEMENT OF AGE OR SEX

     If the Age or sex of the Annuitant given in the application is misstated, VFL will adjust the benefits it pays under the Contract to the amount that would have been payable at the correct Age or sex. If VFL made any underpayments because of any such misstatement, it shall pay the amount of such underpayment plus interest at an annual effective rate of 3%, immediately to the Payee or Beneficiary in one sum. If VFL makes any overpayments because of a misstatement of Age or sex, it shall deduct from current or future payments due under the Contract, the amount of such overpayment plus interest at an annual effective rate of 3%.

CHANGE OF CONTRACT TERMS

     Upon notice to the Owner, VFL may modify the Contract to:

          1. conform the Contract or the operations of VFL or of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which the Contract, VFL or the Variable Account is subject;

          2. assure continued qualification of the Contract as an annuity contract or a Qualified Contract under the Code;

          3. reflect a change (as permitted in the Contract) in the operation of the Variable Account; or

          4. provide additional Subaccounts and/or Guarantee Periods.

     In the event of any such modification, VFL will make appropriate endorsements to the Contract.

     Only one of VFL's officers may modify the Contract or waive any of VFL's rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind VFL by making any promise not contained in the Contract.

REPORTS TO OWNERS

     Prior to the Annuity Date, VFL will send each Owner a report at least annually, or more often as required by law, indicating: the number of Accumulation or Annuity Units credited to the Contract and the dollar value of such units; the Contract Value, Adjusted Contract Value and Surrender Value; any purchase payments, withdrawals, or surrenders made, death benefits paid and charges deducted since the last report; the current interest rate applicable to each Guarantee Amount; and any other information required by law.

     The reports, which will be mailed to Owners at their last known address, will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered. VFL will also send any other reports, notices or documents required by law to be furnished to Owners.

MISCELLANEOUS

     NON-PARTICIPATING. The Contract does not participate in the surplus or profits of VFL and VFL does not pay dividends on the Contract.

     PROTECTION OF PROCEEDS. To the extent permitted by law, no benefits payable under the Contract to a Beneficiary or Payee are subject to the claims of an Owner's or a Beneficiary's creditors.

     DISCHARGE OF LIABILITY. Any payments made by VFL under any Annuity Payment Option or in connection with the payment of any withdrawal, surrender or death benefit, shall discharge VFL's liability to the extent of each such payment.

     PROOF OF AGE AND SURVIVAL. VFL reserves the right to require proof of the Annuitant's Age prior to the Annuity Date. In addition, for life contingent Annuity Options, VFL reserves the right to require proof of the Annuitant's survival before any Annuity Payment Date.

     CONTRACT APPLICATION. VFL issues the Contract in consideration of the Owner's application and payment of the initial purchase payment. The entire Contract is made up of the Contract, any attached endorsements or riders, and the application. In the absence of fraud, VFL considers statements made in the application to be representations and not warranties. VFL will not use any statement in defense of a claim or to void the Contract unless it is contained in the application. VFL will not contest the Contract.

                            YIELDS AND TOTAL RETURNS

     From time to time, VFL may advertise or include in sales literature certain performance related information for the Subaccounts, including yields and average annual total returns. Certain Funds have been in existence prior to the commencement of the offering of the Contracts. VFL may advertise or include in sales literature the performance of the Subaccounts that invest in these Funds for these prior periods. The performance information of any period prior to the commencement of the offering of the Contracts is calculated as if the Contract had been offered during those periods, using current charges and expenses.

     Performance information discussed herein is based on historic results and does not indicate or project future performance. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Funds. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds for Fund expense information.

     The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount other than the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). When a Subaccount, other than the Money Market Subaccount, has been in operation for one, five and ten years respectively, the standard version average annual total return for these periods will be provided.

     In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, VFL may from time to time disclose cumulative total return for Contracts funded by Subaccounts.

     From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     VFL may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts.

                               FEDERAL TAX STATUS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon VFL's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

     The Contract may be purchased on a tax-qualified basis ("Qualified Contract") or non-tax-qualified basis ("Non-Qualified Contract"). Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A, or 459 of the Code. The ultimate effect of Federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on VFL's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of the Variable Account be adequately diversified in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate premium payments and transfer Contract Value, have not been explicitly addressed in published rulings. While VFL believes that the Contracts do not give Owners investment control over Variable Account assets, VFL reserves the right to modify the

Contracts as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for Federal income tax purposes.

THE TREATMENT OF ANNUITIES

     IN GENERAL. VFL believes that if you are a natural person you will not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, an agreement to assign or pledge any portion of the Contract Value, and, in the case of a Qualified Contract, any portion of an interest in the qualified plan, generally is treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Account Value immediately before the distribution over the Owner's investment in the Contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     MARKET VALUE ADJUSTMENTS. The tax treatment of market value adjustments is uncertain. You should consult a tax advisor as to those consequences.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     -  made on or after the taxpayer reaches age 59 1/2

     -  made on or after the death of an Owner;

     -  attributable to the taxpayer"s becoming disabled; or

     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     Other tax penalties may apply to Qualified Contracts.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the Annuity Payment Option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow an Owner to recover his or her investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once an investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the Owner's or the Annuitant's death. Generally, such amounts are includible in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (b) if distributed under a Payment Option, they are taxed in the same way as annuity payments.

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to Owners that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All annuity contracts that are issued by VFL (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, Beneficiaries and Payees are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but VFL is not bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless VFL consents.

     DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a Non-Qualified Contract. When a withdrawal from a Qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the Contract to the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, the investment in the contract can be zero.

     Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will endorse the Contract as necessary to conform it to the requirements of such plan.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may, provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

     ROTH IRAS. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.

     The following amounts may not be distributed from Code section 403(b) annuity contracts prior to the employee's death, attainment of age 59 1/2, separation from service, disability, or financial hardship: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     DEFERRED COMPENSATION PLANS. Section 457 of the Code provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, certain affiliates of such entities and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer; and depending on the terms of the particular plan, the employer may be entitled to draw on the deferred amounts for purposes unrelated to its Section 457 plan obligations.

WITHHOLDING

     Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as minimum distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

POSSIBLE CHANGES IN TAXATION

     Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner of recipient of the distribution. A competent tax adviser should be consulted for further information.

                               OTHER INFORMATION

DISTRIBUTION OF THE CONTRACTS

     CNA Investor Services, Inc. ("CNA/ISI"), which is located at CNA Plaza, Chicago, Illinois 60685, is principal underwriter and distributor of the Contracts. CNA/ISI is an affiliate of VFL, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. VFL pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Contracts are offered on a continuous basis and VFL does not anticipate discontinuing the offer.

     Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell VFL's insurance contracts and who are also registered representatives of a broker-dealer having a selling agreement with CNA/ISI. Such broker-dealers will generally receive commissions based on a percent of purchase payments made (up to a maximum of 7%). The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions.

VOTING PRIVILEGES

     In accordance with current interpretations of applicable law, VFL votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or VFL otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner or Annuitant has the right to instruct are calculated separately for each Subaccount, and may include fractional votes. Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which Variable Contract Value is allocated. After the Annuity Date, the Payee has a voting interest in each Subaccount from which Variable Annuity Payments are made.

     For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests. For each Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future Variable Annuity Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Annuity Unit Value of that Subaccount on the date that the number of votes is determined. As Variable Annuity Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee are determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions are solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Funds in which that Subaccount invests.

     Fund shares as to which no timely instructions are received and shares held by VFL in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon are applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Contract Owner approval. In that case, an Owner will be entitled to vote in proportion to his Variable Contract Value.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Accounts are a party or to which the assets of the Variable Account are subject. VFL, as an insurance company, is ordinarily involved in litigation including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, VFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on its ability to meet its obligations under the Contract or to the Variable Account nor does VFL expect to incur significant losses from such actions.

COMPANY HOLIDAYS

     VFL is closed on the following days in 1999: Memorial Day, the day after Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, Christmas Eve, and New Years Eve.

LEGAL MATTERS

     All matters relating to Pennsylvania law pertaining to the Contracts, including the validity of the Contracts and VFL's authority to issue the Contracts, have been passed upon by Lynne Gugenheim, Esquire, Vice President and Associate General Counsel of VFL. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS


     The financial statements for Valley Forge Life Insurance Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus and the related financial statement schedules included elsewhere in this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The financial statements for each of the subaccounts that comprise the Valley Forge Life Insurance Company Variable Annuity Separate Account as of December 31, 1998 and 1997 and for year ended December 31, 1998 and for the period from inception through December 31, 1997 included in the Statement of Additional Information which is part of this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the registration statement, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                          ADDITIONAL INFORMATION ABOUT
                      VALLEY FORGE LIFE INSURANCE COMPANY

HISTORY AND BUSINESS


     Valley Forge Life Insurance Company ("VFL") was incorporated under the laws of the Commonwealth of Pennsylvania on August 9, 1956. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). CNAF is a holding company whose primary subsidiaries consist of property/casualty and life insurance companies. Loews Corporation owns approximately 85% of the outstanding common stock of CNAF.



     VFL sells a variety of individual and group insurance products. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, pension and accident and health, consisting primarily of major medical and hospitalization. VFL also markets a portfolio of variable products, including annuity and universal life products. These products offer policyholders the option of allocating payments to one or more variable accounts or to a guaranteed income account or both. Payments allocated to the variable accounts are invested in corresponding investment portfolios where the investment risk is borne by the policyholder while payments allocated to the guaranteed income account earn a minimum guaranteed rate of interest for a specified period of time for annuity contracts and one year for life products.


     The operations, assets and liabilities of VFL and its parent, Assurance, are managed, to a large extent, on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.


SELECTED FINANCIAL DATA


     The following selected financial data for VFL should be read in conjunction with the financial statements and notes thereto included in this prospectus.

           SELECTED FINANCIAL DATA FOR THE PERIODS ENDED DECEMBER 31


----------------------------------------------------------------------------------------------------------------
(IN THOUSANDS OF DOLLARS)                        1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------
Net Investment Income.....................    $   35,539    $   29,913    $   29,312    $   31,494    $   22,759
----------------------------------------------------------------------------------------------------------------
Net Operating Income (Excluding Realized
  Investment Gains/Losses)................    $    6,424    $   10,600    $   13,618    $   13,551    $   10,408
----------------------------------------------------------------------------------------------------------------
Net Income................................    $   17,453    $   13,330    $   16,719    $   22,510    $    7,482
----------------------------------------------------------------------------------------------------------------
Total Assets..............................    $2,991,429    $2,368,426    $1,980,802    $1,641,438    $1,447,122
----------------------------------------------------------------------------------------------------------------

                      MANAGEMENT'S DISCUSSION AND ANALYSIS


                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



     Valley Forge Life Insurance Company (VFL) is a wholly-owned subsidiary of Continental Assurance Company (Assurance). Assurance is a wholly-owned subsidiary of Continental Casualty Company (Casualty) which is wholly-owned by CNA Financial Corporation (CNAF). CNAF is a holding company whose primary subsidiaries consist of property/casualty and life insurance companies, collectively CNA. Loews Corporation owns approximately 85% of the outstanding common stock of CNAF.



     The operations, assets and liabilities of VFL and its parent, Assurance, are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.



     VFL, along with its parent Assurance, markets and underwrites insurance products designed to satisfy the life, health and retirement needs of individuals and groups. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, accident and health, consisting primarily of major medical and hospitalization and pension products. VFL and Assurance also market a portfolio of variable products, including annuity and universal life products. These variable products offer policyholders the option of allocating payments to one or more variable accounts or to a guaranteed income account or both. Payments allocated to the variable accounts are invested in corresponding investment portfolios where the investment risk is borne by the policyholder while payments allocated to the guaranteed income account earn a minimum guaranteed rate of interest for a specified period of time for annuity contracts and one year for life products.



     CNA finalized and approved a restructuring plan in August 1998. In conjunction with this plan, Assurance incurred $39 million in restructuring and other related charges, of which, approximately $29 million related to costs incurred to exit the Employer Health and Affinity lines of business. Such costs represent Assurance's estimate of losses in connection with fulfilling the remaining obligation under contracts related to these lines of business. Other costs included employee severance and outplacement charges and lease termination and fixed asset write downs. VFL assumed 10% of these charges by virtue of the Reinsurance Pooling Agreement.

RESULTS OF OPERATIONS



     The following table summarizes VFL's operating results for each of the last three years:



--------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                       1998       1997       1996
--------------------------------------------------------------------------------------------
(In thousands of dollars)
OPERATING REVENUES
(excluding realized investment gains/losses):
  Premiums..................................................  $315,599   $332,172   $325,486
  Net investment income.....................................    35,539     29,913     29,312
  Other.....................................................     7,959      6,872      8,217
                                                              --------   --------   --------
    Total operating revenues................................   359,097    368,957    363,015
Benefits and expenses.......................................   349,520    352,530    342,039
                                                              --------   --------   --------
  Operating income before income tax........................     9,577     16,427     20,976
Income tax expense..........................................    (3,153)    (5,827)    (7,358)
                                                              --------   --------   --------
  Net operating income (excluding realized investment
    gains/losses)...........................................     6,424     10,600     13,618
  Realized investment gains, net of income tax..............    11,029      2,730      3,101
--------------------------------------------------------------------------------------------
    Net income..............................................  $ 17,453   $ 13,330   $ 16,719
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------



     VFL's revenues, excluding net realized investment gains/losses, declined 2.7% to $359.1 million for 1998 as compared to $369.0 million for 1997 and were down 1.1% from $363.0 million for 1996. Premiums for 1998 decreased 5.0% to $315.6 million as compared to $332.2 million for 1997 and were down 3.0% from 1996 premiums of $325.5 million. The decrease was due, in part, to VFL's share of lower Federal Employee Health Benefit Plan (FEHBP), group health premiums and an increased use of reinsurance on the individual life term products. The decrease in FEHBP premiums is a result of improved claim experience upon which the premiums are based. The reduction in group health premiums is due to Assurance's decision to exit its Employer Health and Affinity line of business. Individual fixed annuity premiums also declined in 1998, as a result of marketing efforts focusing on more profitable products.



     VFL's investment income increased from $29.9 million in 1997 to $35.5 million in 1998. Both years were higher than 1996's investment income of $29.3 million. Investment income increases during the past three years were driven by VFL's investment portfolio growth during these years. Additionally, despite a falling interest rate environment during 1998, investment income was enhanced by investment allocation decisions. Primarily, assets were moved from government bonds to higher yielding securities throughout the year.



FINANCIAL CONDITION



     Assets totaled nearly $3.0 billion at December 31, 1998, an increase of 26% over 1997. VFL's cash and invested assets of $622.5 million increased by $52.0 million, or 9%, over the 1997 level of $570.5 million.



     VFL's stockholder's equity was $263.8 million at December 31, 1998, compared to $216.3 million and $199.5 million at December 31, 1997 and 1996, respectively. The increase in stockholder's equity in 1998 was primarily due to a $30.0 million capital contribution received from Assurance during December 1998. The capital contribution was made to rebalance Assurance's and VFL's relative capital adequacy, as measured by RBC formulae; however, the contribution was not required to exceed the RBC Company Action

Level. Also contributing to the 1998 increase in stockholder's equity were net income of $17.4 million and a $0.1 million increase in net unrealized investment gains. The increase in stockholder's equity in 1997 was due to net income of $13.3 million and a $3.4 million increase in net unrealized investment gains.



---------------------------------------------------------------------------------------
                                                                          STOCKHOLDER'S
                                                               ASSETS        EQUITY
---------------------------------------------------------------------------------------
(In thousands of dollars)

December 31, 1998..........................................  $2,991,429     $263,820
December 31, 1997..........................................   2,368,426      216,260
December 31, 1996..........................................   1,980,802      199,540
December 31, 1995..........................................   1,641,438      195,472
December 31, 1994..........................................   1,447,122      156,196
---------------------------------------------------------------------------------------



INVESTMENTS



     The following table summarizes VFL's investments shown at cost or amortized cost and carrying value for each of the last two years:



                          DISTRIBUTION OF INVESTMENTS



------------------------------------------------------------------------------------------------------
                  DECEMBER 31                        1998           %           1997           %
------------------------------------------------------------------------------------------------------
(In thousands of dollars)

Fixed maturities:
  U.S. Treasury securities and obligations of
    government agencies........................    $223,743        36.6%      $299,066        55.4%
  Asset backed securities......................     109,207        17.8         68,612        12.7
  Other debt securities........................     121,685        19.9         98,589        18.3
                                                   --------       -----       --------       -----
    Total fixed maturities.....................     454,635        74.3        466,267        86.4
Common stocks..................................         981         0.2            981         0.2
Policy loans...................................      74,150        12.1         66,971        12.4
Other invested assets..........................         485         0.1            579         0.1
Short-term investments.........................      81,418        13.3          4,597         0.9
------------------------------------------------------------------------------------------------------
Investments at Amortized Cost                      $611,669       100.0%      $539,395       100.0%
======================================================================================================
Investments at Carrying Value*                     $618,787                   $545,968
======================================================================================================



* As reported in the Balance Sheet



     The operations, assets and liabilities of VFL and Assurance are managed on a combined basis. The investment portfolio of VFL and Assurance is managed to maximize after-tax investment return while minimizing credit risks, with investments concentrated in high quality securities to support insurance underwriting operations. The investment portfolio is segregated for the purpose of supporting policy liabilities for universal life, annuities and other interest sensitive products.



     VFL has the ability to hold its fixed maturity portfolio to maturity. However, securities may be sold as part of VFL's asset/liability management strategies or to take advantage of investment opportunities generated by changing interest rates, tax and credit considerations, or other similar factors. Accordingly, the fixed maturities are classified as available-for-sale. See Note 2 of the Financial Statements for further information.



     VFL's investments in fixed maturities are carried at a fair value of $460.5 million at December 31, 1998, compared with $471.7 million at December 31, 1997. At December 31, 1998, net unrealized gains on fixed maturities amounted to approximately

$5.9 million. This compares with net unrealized gains of approximately $5.4 million at December 31, 1997. The gross unrealized gains and losses for the fixed maturities portfolio at December 31, 1998 were $6.9 million and $1.0 million, respectively, compared to $6.2 million and $0.8 million, respectively, at December 31, 1997. Fluctuations from year-to-year are primarily due to changes in interest rates. VFL's investments in equity securities are carried at a fair value of $2.2 million at December 31, 1998, compared with $2.3 million at December 31, 1997. At December 31, 1998, unrealized gains on equity securities amounted to approximately $1.2 million. This compares with unrealized gains of approximately $1.3 million at December 31, 1997. There were no unrealized losses on equity securities as of December 31, 1998 and 1997.



     The following table summarizes the ratings of VFL's fixed maturity portfolio at carrying value (market):



------------------------------------------------------------------------------------------------------
                  DECEMBER 31                        1998           %           1997           %
------------------------------------------------------------------------------------------------------
(In thousands of dollars)

U.S. government and agency securities..........    $270,600        58.8%      $300,676        63.8%
Other AAA rated................................      76,258        16.5         75,531        16.0
AA and A rated.................................      53,528        11.6         61,404        13.0
BBB rated......................................      54,241        11.8         27,292         5.8
Below investment grade.........................       5,889         1.3          6,804         1.4
------------------------------------------------------------------------------------------------------
    Total                                          $460,516       100.0%      $471,707       100.0%
======================================================================================================



     The fair value of VFL's fixed maturities at December 31, 1998, includes $110.2 million of asset-backed securities, consisting of approximately 44% in collateralized mortgage obligations (CMOs), 42% in U.S. government and agency issued pass-through certificates, 9% in corporate mortgage-backed pass-through certificates and 5% in corporate asset-backed obligations. The majority of CMOs held are actively traded in liquid markets and are priced by broker-dealers.



     CMOs are subject to prepayment risk that tends to vary with changes in interest rates. During periods of declining interest rates, CMOs generally prepay faster as the underlying mortgages are prepaid and refinanced by the borrowers in order to take advantage of the lower rates. Conversely, during periods of rising interest rates, prepayments are generally slow. VFL limits the risks associated with interest rate fluctuations and prepayments by concentrating its CMO investments in planned amortization classes with relatively short principal repayment windows. Net unrealized gains on CMOs amounted to approximately $1.0 million and $0.1 million at December 31, 1998 and 1997, respectively. VFL avoids investments in complex mortgage derivatives and does not have any investments in mortgage loans or real estate.



     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. See Notes 1 and 3 of VFL's Financial Statements for further information regarding derivatives.



     High yield securities are bonds rated below investment grade by bond rating agencies, and other unrated securities which, in the opinion of management, are of a quality comparable to below investment grade (below BBB). High yield securities generally involve a greater degree of risk than that of investment grade securities. Returns are expected to compensate for the added risk. The risk is also considered in the interest rate assumptions in the underlying insurance products. VFL's concentration in high yield bonds was approximately 0.2% and 0.3% of total assets as of December 31, 1998 and 1997, respectively.



RISKS AND UNCERTAINTIES



     The following section discusses risks and uncertainties to which VFL is subject.



Credit Risk



     Credit risk arises from the potential inability of counterparties to perform on an obligation in accordance with the terms of the contract. VFL is exposed to credit risk in its capacity as counterparty in financial and insurance contracts, reinsurance arrangements and as a holder of securities. VFL accepts risk whenever a counterparty is obligated to perform under a contract. As a holder of securities, VFL is exposed to default by the issuer or to the possibility of market price deterioration. As a purchaser of reinsurance, VFL has exposure that a reinsurer may not be able to reimburse VFL under the terms of the reinsurance agreement. VFL has established policies and procedures to manage credit risk, including collateral requirements and master "netting arrangements."



Legal/Regulatory Risk



     Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which VFL operates will create additional expenses not anticipated by VFL in pricing its products or that VFL will experience advertent or inadvertent compliance problems that require significant expenditure to remedy, or that diminish business prospects. Regulatory initiatives, tax law changes, new legal theories or insolvency of other insurance companies, through guaranty fund assessments, may create costs for the insurer beyond those currently recorded in the financial statements. VFL mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or region, and also by employing underwriting practices which identify and minimize the adverse impact of legal risk.



Impact of Year 2000 on VFL



     The widespread use of computer programs, both in the United States and internationally, that rely on two digit date fields to perform computations and decision making functions may cause computer systems to malfunction when processing information involving dates after 1999. Such malfunctions could lead to business delays and disruptions. VFL does not maintain any systems. Instead, it relies on the systems of CNAF, third party vendors and other business partners. CNAF, on behalf of VFL, has a plan under which it reviews periodically the progress that these parties are making on this issue. To date, CNAF has certified internally as Year 2000-ready all of the internal systems used by VFL.



     CNAF has also received statements of Year 2000 compliance from certain key business partners. VFL management believes that the systems on which it relies do not have any significant remaining exposure to the Year 2000 issue and, therefore VFL does not have material exposure to the Year 2000 issue. However, due to the interdependent nature of computer systems, there may be an adverse impact on VFL if its business partners fail to address the Year 2000 issue successfully. To mitigate this impact, if any, CNAF on behalf of itself and VFL is communicating with its business partners to coordinate Year 2000 conversion. In addition, CNAF has developed business resumption plans to ensure that it and VFL are able to continue critical processes through other means in the event that it becomes necessary to do so. Formal strategies have been developed to include appropriate recovery processes and use of alternative vendors.



     CNAF estimates that the total cost to replace and upgrade its systems to accommodate Year 2000 processing will be approximately $60 million to $70 million. As of December 31, 1998, CNAF has spent approximately $59 million on Year 2000 readiness matters. VFL is allocated its proportionate share of this cost.



LIQUIDITY AND CAPITAL RESOURCES



     The liquidity requirements of VFL have been met by funds generated from operating, investing and financing activities. VFL's principal operating cash flow sources are premiums, investment income, receipts for investment contracts sold and sales and maturities of investments. The primary operating cash flow uses are payments for claims, policy benefits, payments on matured policyholder contracts and operating expenses.



     For the year ended December 31, 1998, VFL's operating activities utilized cash of $5.2 million, compared with net positive cash flows of $20.5 million in 1997 and $136.8 million use of cash in 1996. The use of cash by operating activities in 1998 is primarily the result of increased insurance receivables' balances and deferred acquisition costs, combined with cash used to reduce commissions and other payables. The net positive cash flows from operations in 1997 are due, in large part, to the collection of certain receivables from affiliates and higher revenues generated by the increase in premium volume. Although VFL's 1998 operations required the use of cash, VFL believes that future liquidity needs will be met primarily by cash generated from operations. Net cash flows from operations are primarily invested in marketable securities. Investment strategies employed by VFL consider the cash flow requirements of the insurance products sold and the tax attributes of the various types of marketable investments.



     Cash flow from financing activities include a $30.0 million capital contribution received from Assurance during December 1998.



ACCOUNTING STANDARDS



Accounting by Insurance and Other Enterprises for Insurance-Related Assessments



     In December 1997, the American Institute of Certified Public Accountants' Accounting Standards Executive Committee issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 requires that entities recognize liabilities for insurance-related assessments when all of the following criteria have been met: an assessment has been imposed or it is probable that an assessment will be imposed; the event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the financial statements; and the amount of the assessment can be reasonably estimated. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The effects of this SOP will result in VFL recording a pre-tax charge in the first quarter of 1999 between $0.2 million and $0.5 million as a cumulative effect of a change in accounting principal. This change represents VFL's share of the combined pool's total charges.

Accounting for the Costs of Computer Software Developed or Obtained for Internal Use



     In March 1998, the American Institute of Certified Public Accountants' Accounting Standards Executive Committee issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." For purposes of this SOP, internal-use software is software acquired, internally developed or modified solely to meet the entity's internal needs for which no substantive plan exists or is being developed to market the software externally during the software's development or modification. Accounting treatment for costs associated with software developed or obtained for internal use, as defined by this SOP, is based upon a number of factors, including the point in time during the project that costs are incurred as well as the types of costs incurred. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998 and will be adopted in the first quarter of 1999. VFL is currently evaluating the effects of this SOP.



Accounting for Derivative Instruments and Hedging Activities



     In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." This statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. This Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. VFL is currently evaluating the effects of this Statement on its accounting and reporting for derivative securities and hedging activities.



Reporting on the Costs of Start-Up Activities



     In April 1998, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued SOP 98-5, "Reporting on the Costs of Start-Up Activities." This SOP requires costs of start-up activities and organization costs, as defined, to be expensed as incurred. SOP 98-5 is effective for financial statements in 1999. Initial application of this SOP should be reported as a change in accounting principle, and will, accordingly, involve a cumulative adjustment. VFL does not expect the adoption of the SOP to have a significant impact on the operations or equity of VFL.



Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk



     In October 1998, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued SOP 98-7, "Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." This guidance excludes long-duration life and health insurance contracts from its scope. This Statement is effective for financial statements in the year 2000, with early adoption encouraged. VFL is currently evaluating the effects of this SOP.

                                  MARKET RISK



     Market risk is a broad term related to economic losses due to adverse changes in the fair value of a financial instrument. Market risk is inherent to all financial instruments, and accordingly, VFL's risk management policies and procedures include all market risk sensitive financial instruments.



     According to the Securities and Exchange Commission (SEC) disclosure rules, discussions regarding market risk focus on only one element of market risk -- change in price levels. Price levels can be affected by changes in interest rates, equity prices, foreign exchange rates or other factors that relate to volatility of the interest rates, index or price of the underlying financial instrument. VFL's primary market risk exposures are due to changes in interest rates, although VFL has certain exposures to changes in equity prices and foreign currency exchange rates.



     Active management of market risk is integral to VFL's operations. VFL may use the following tools to manage its exposure to market risk within tolerable ranges: 1) change the character of future investments purchased or sold, 2) use derivatives to offset the market behavior of existing assets and liabilities or assets expected to be purchased and liabilities to be incurred, or 3) rebalance its existing asset and liability portfolios.



     For purposes of this disclosure, market risk sensitive instruments are divided into two categories: instruments entered into for trading purposes and instruments entered into for purposes other than trading.



     Interest Rate Risk: VFL has exposure to economic losses due to interest rate risk arising from changes in the level or volatility of interest rates. VFL attempts to mitigate its exposure to interest rate risk through active portfolio management. VFL may also reduce this risk by utilizing instruments such as interest rate swaps, interest rate caps, commitments to purchase securities, options, futures and forwards. This exposure is also offset by VFL's asset/liability duration matching strategy.



     Equity Price Risk: VFL is exposed to equity price risk as a result of its investment in equity securities and equity derivatives. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities, or instruments which derive their value from such securities or indexes. VFL attempts to mitigate its security specific risk by limiting its investment in any one security or index.



     Foreign Exchange Risk: Foreign exchange rate risk arises from the possibility that changes in foreign currency exchange rates will impact the value of financial instruments. VFL has foreign exchange exposure when it buys or sells foreign currencies or financial instruments denominated in a foreign currency. VFL's foreign transactions are primarily denominated in Canadian Dollars. This exposure is mitigated by VFL's asset/liability matching strategy and through the use of forwards for those instruments, which are not matched.



     Sensitivity Analysis: CNA monitors its sensitivity to interest rate risks by evaluating the change in its financial assets and liabilities relative to fluctuations in interest rates. The evaluation is made using an instantaneous parallel change in interest rates of varying magnitudes on a static balance sheet to determine the effect such a change in rates would have on VFL's market value at risk and the resulting effect on stockholder's equity. The analysis presents the sensitivity of the market value of VFL's financial instruments to selected changes in market rates and prices.

     The range of changes selected reflects VFL's view of changes, which are reasonably possible over a one-year period. The selection of the range of values chosen to represent changes in interest rates should not be construed as VFL's prediction of future market events, but rather an illustration of the impact of such events. Accordingly, the analysis may not be indicative of, is not intended to provide, and does not provide a precise forecast of the effect of changes of market interest rates on VFL's income or stockholder's equity. Further, the computations do not reflect any actions CNA would undertake in response to changes in interest rates.



     The sensitivity analysis modeled an instantaneous increase and decrease in market interest rates of 100 and 150 basis points from their levels at December 31, 1998 with all other variables held constant. A 100 and 150 basis point increase in market interest rates would result in a pre-tax decrease in the net financial instrument position of $32.5 million and $47.8 million, respectively. Similarly, a 100 and 150 basis point decrease in market interest rates would result in a pre-tax increase in the net financial instrument position of $34.8 million and $53.0 million, respectively.



     Equity price risk was measured assuming an instantaneous 10% and 25% change in the Standard & Poor's 500 Index (the Index) from its level of December 31, 1998 with all other variables held constant. VFL's equity holdings were assumed to be perfectly positively correlated with the Index. A 10% and 25% decrease in the Index would result in a $5.8 million and $14.6 million decrease, respectively, in the market rate of VFL's equity investments. Of these amounts, $5.6 million and $13.9 million, respectively, would be offset by decreases in liabilities to customers under variable annuity contracts. Similarly, increases in the Index would result in like increases in the market value of VFL's equity investments and increases in liabilities to customers under variable annuity contracts.



     The sensitivity analysis also assumes an instantaneous 10% and 20% change in the foreign currency exchange rates versus the U.S. Dollar from their levels at December 31, 1998, with all other variables held constant. A 10% and 20% strengthening of the U.S. Dollar versus other currencies would result in decreases of $1.1 million and $2.2 million in the market value of financial instruments that are denominated in foreign currencies. Weakening of the U.S. Dollar versus all other currencies would result in like increases in the market value of financial instruments that are denominated in foreign currencies.

     The following table reflects the estimated effects on the market value of VFL's financial instruments due to an increase in interest rates of 100 basis points, a 10% decline in the S&P 500 Index, and a decline of 10% in foreign currency exchange rates.



--------------------------------------------------------------------------------------------
                                                 MARKET     INTEREST     CURRENCY    EQUITY
              DECEMBER 31, 1998                  VALUE      RATE RISK      RISK       RISK
-------------------------------------------------------------------------------------
          (In thousands of dollars)                                                  -------
Held for Trading Purposes
General Account:
  Interest Rate Caps..........................  $    115    $     40     $    --     $    --
Separate Accounts:
  Other derivative securities.................       474          --          --         (47)
                                                --------    --------     -------     -------
       Total trading securities...............       589          40          --         (47)
                                                --------    --------     -------     -------
Held for Other Than Trading Purposes
General Account:
  Fixed maturity securities...................   460,516     (32,461)     (1,111)         --
  Equity securities...........................     2,218          --          --        (222)
  Short term investments......................    81,418         (22)         --          --
                                                --------    --------     -------     -------
       Total general account..................   544,152     (32,483)     (1,111)       (222)
                                                --------    --------     -------     -------
Separate Accounts Business:
  Fixed maturity securities...................       247          (7)         --          --
  Equity securities...........................    55,577          --          --      (5,558)
  Short term investments......................    17,446          --          --          --
                                                --------    --------     -------     -------
       Total separate accounts business.......    73,270          (7)         --      (5,558)
--------------------------------------------------------------------------------------------
       Total securities held for other than
          trading purposes                       617,422     (32,490)     (1,111)     (5,780)
--------------------------------------------------------------------------------------------
       Total all securities                     $618,011    $(32,450)    $(1,111)    $(5,827)
--------------------------------------------------------------------------------------------

     The following table reflects the estimated affects on the market value of VFL's financial instruments due to an increase in interest rates of 150 basis points, a 25% decline in the S&P 500 Index, and a decline of 20% in foreign currency exchange rates.



---------------------------------------------------------------------------------------
                                              MARKET    INTEREST    CURRENCY    EQUITY
             DECEMBER 31, 1998                VALUE     RATE RISK     RISK       RISK
---------------------------------------------------------------------------------------
(In thousands of dollars)
Held for Trading Purposes
General Account:
  Interest Rate Caps.......................  $    115   $     70    $    --    $     --
Separate Accounts:
  Other derivative securities..............       474         --         --        (118)
                                             --------   --------    -------    --------
       Total trading securities............       589         70         --        (118)
                                             --------   --------    -------    --------
Held for Other Than Trading Purposes
General Account:
  Fixed maturity securities................   460,516    (47,820)    (2,222)         --
  Equity securities........................     2,218         --         --        (555)
  Short term investments...................    81,418        (33)        --          --
                                             --------   --------    -------    --------
       Total general account...............   544,152    (47,853)    (2,222)       (555)
                                             --------   --------    -------    --------
Separate Accounts Business:
  Fixed maturity securities................       247        (11)        --          --
  Equity securities........................    55,577         --         --     (13,894)
  Short term investments...................    17,446          1         --          --
                                             --------   --------    -------    --------
       Total separate accounts business....    73,270        (10)        --     (13,894)
---------------------------------------------------------------------------------------
       Total securities held for other than
          trading purposes                    617,422    (47,863)    (2,222)    (14,449)
---------------------------------------------------------------------------------------
       Total all securities                  $618,011   $(47,793)   $(2,222)   $(14,567)
=======================================================================================



FORWARD-LOOKING STATEMENTS



     The statements contained in this management's discussion and analysis that are not historical facts, are forward-looking statements. When included in this management's discussion and analysis, the words "believe," "expects," "intends," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, the impact of competitive products, policies and pricing; product and policy demand and market responses; development of claims and the effect on loss reserves; the performance of reinsurance companies under reinsurance contracts with VFL; general economic and business conditions; changes in financial markets (interest rate, credit, currency, commodities and stocks or in the value of specific investments held by VFL); changes in foreign, political, social and economic conditions; regulatory initiatives and compliance with governmental regulations; judicial decisions and rulings; rating agency policies and practices; the results of financing efforts; the actual closing of contemplated transactions and agreements and various other matters and risks (many of which are beyond VFL's control) detailed in VFL's Securities and Exchange Commission filings. These forward-looking statements speak only as of the date of this annual report. VFL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in VFL's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.


                          OTHER ADDITIONAL INFORMATION

EMPLOYEES

     As of December 31, 1998, VFL had no employees as it has contracted with Casualty for services provided by Casualty employees. Casualty has experienced satisfactory labor relations and has never had work stoppages due to labor disputes.

PROPERTIES

     VFL does not own or directly lease any office space. VFL reimburses Casualty for its proportionate share of office facilities.

CERTAIN AGREEMENTS


     VFL is party to the Reinsurance Pooling Agreement with Assurance which was previously mentioned and is also discussed in the Notes to VFL's Financial Statements included in this Prospectus. In addition, VFL is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate company. All acquisition and underwriting expenses allocated to VFL are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by VFL are ten percent of the acquisition and underwriting expenses of the combined pool. For information regarding expenses pursuant to the CNA Intercompany Expense Agreement see Note 9 of the Notes to Financial Statements.


REGULATION


     VFL is subject to the laws of the Commonwealth of Pennsylvania governing insurance companies and to the regulations of the Pennsylvania Department of Insurance ("Insurance Department"). Regulation by the Insurance Department includes periodic examination to determine, among other items, contract liabilities and reserves so that the Insurance Department may certify that these items are correct. VFL's books and accounts are subject to review by the Insurance Department at all times.


     In addition, VFL is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

     Further, many states regulate affiliated groups of insurers, such as VFL and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfer payments in relation to the financial positions of the companies involved.


     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed as a result of insolvency of other insurers. The assessments are based on formulas, subject to prescribed limits, and are intended to fund the benefits and continuation of coverage for policyholders of the insolvent insurers. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own solvency.


     Although the Federal government generally does not directly regulate the business of insurance, Federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of VFL are subject to various Federal securities laws and regulations. In addition, current and proposed Federal measures that may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

     Increased scrutiny of state regulated insurer solvency requirements by certain members of the U.S. Congress resulted in the National Association of Insurance Commissioners ("NAIC") developing industry minimum Risk-Based Capital ("RBC") requirements, establishing a formal state accreditation process designed to more closely regulate for solvency, minimizing the diversity of approved statutory accounting and actuarial practices, and increasing the annual statutory statement disclosure requirements.


     The RBC formulas are designed to identify an insurer's minimum capital requirements based upon the inherent risks (e.g., asset default, credit and underwriting) of its operations. In addition to the minimum capital requirements, the RBC formula and related regulations identify various levels of capital adequacy and corresponding actions that the state insurance departments should initiate. The level of capital adequacy below which insurance departments would take action is defined as Company Action Level. As of December 31, 1998, VFL has capital in excess of Company Action Level.

DIRECTORS AND EXECUTIVE OFFICERS

     The name, age, positions and offices, term as director, and business experience during the past five years for VFL's directors and executive officers are listed in the following table:


----------------------------------------------------------------------------------------------------
                                          OFFICERS OF VFL
----------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
      NAME AND ADDRESS        AGE       WITH VFL      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
Philip L. Engel*              58    Director and      President of CNA since September, 1992. Prior
CNA Plaza                           President         thereto, Mr. Engel was Executive Vice
Chicago, IL 60685                                     President of CNA. Mr. Engel has served as a
                                                      Director of VFL since September, 1992.
----------------------------------------------------------------------------------------------------
Bernard L. Hengesbaugh        52    Chairman of the   Chairman of the Board and Chief Executive
CNA Plaza                           Board, Chief      Officer of CNA since February, 1999. Prior
Chicago, IL 60685                   Executive         thereto, Mr. Hengesbaugh served as Executive
                                    Officer, and      Vice President and Chief Operating Officer of
                                    Director          CNA since February, 1998. Prior thereto, Mr.
                                                      Hengesbaugh was Senior Vice President of CNA
                                                      since November, 1990. Mr. Hengesbaugh has
                                                      served as Director since February, 1999.
----------------------------------------------------------------------------------------------------
Peter E. Jokiel               51    Senior Vice       Senior Vice President of CNA since November,
CNA Plaza                           President         1990. Chief Financial Officer of CNA from
Chicago, IL 60685                                     November, 1990 through October, 1997. Mr.
                                                      Jokiel served as a Director of VFL from July,
                                                      1992 through October, 1997.
----------------------------------------------------------------------------------------------------
Jonathan D. Kantor            43    Senior Vice       Senior Vice President, Secretary and General
CNA Plaza                           President,        Counsel of CNA since April, 1997. Group Vice
Chicago, IL 60685                   Secretary,        President of CNA since April, 1994. Prior
                                    General Counsel   thereto, Mr. Kantor was a partner at the law
                                    and Director      firm of Shea & Gould.** Mr. Kantor has served
                                                      as a Director of VFL since April, 1997.
----------------------------------------------------------------------------------------------------
W. James MacGinnitie          60    Senior Vice       Senior Vice President and Chief Financial
CNA Plaza                           President, Chief  Officer of CNA since October, 1997. From 1994
Chicago, IL 60685                   Financial         through 1997, Mr. MacGinnitie was a partner at
                                    Officer and       Ernst & Young. Prior thereto, Mr. MacGinnitie
                                    Director          was a principal with Tillinghast. Mr.
                                                      MacGinnitie has served as a Director of VFL
                                                      since October, 1997.
----------------------------------------------------------------------------------------------------


     Each director is elected to serve until the next annual meeting of stockholders or until his or her successor is elected and shall have qualified. Some directors hold various executive positions with insurance company affiliates of VFL. Executive officers serve at the discretion of the Board of Directors.


      * Mr. Engel plans to retire effective September, 1999.



     ** Shea & Gould declared bankruptcy in 1995.

EXECUTIVE COMPENSATION



     The following table includes compensation paid by CNAF and its subsidiaries for services rendered in all capacities for the years indicated for the Chief Executive Officer and the next four most highly compensated Executive Officers as of December 31, 1998. These officers also serve as executive officers of VFL; therefore, an applicable portion of their compensation (4.45%) is charged to VFL.


                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION


-------------------------------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION      ALL OTHER       LONG-TERM
                                           ---------------------       ANNUAL       COMPENSATION       ALL OTHER
  NAME AND PRINCIPAL POSITION      YEAR    SALARY(A)    BONUS(B)    COMPENSATION     PAYOUTS(C)     COMPENSATION(D)
  ---------------------------      ----    ---------    --------    ------------    ------------    ---------------
-------------------------------------------------------------------------------------------------------------------
Dennis H. Chookaszian(e).......    1998    $950,000           --      $71,358(f)     $  900,000         140,423(g)
  Chairman of the Board and        1997     950,000           --           --         1,650,000         129,288(h)
  Chief Executive Officer of       1996     950,000           --           --         1,450,000          51,362(i)
  CNA Insurance Companies
Philip L. Engel(j).............    1998     800,000           --           --           300,000          67,794(g)
  President                        1997     800,000           --           --           500,000          62,226(h)
  CNA Insurance Companies          1996     800,000           --           --           400,000          40,131(i)
Bernard L. Hengesbaugh(e)......    1998(k)  684,423     $750,000(l)        --            42,500          28,746
  Executive Vice President &       1997(k)  550,000      508,000           --                --          23,100
  Chief Operating Officer          1996(k)  550,000      250,000           --                --          23,100
  CNA Insurance Companies
Peter E. Jokiel................    1998     550,000      550,000           --                --          23,100
  Senior Vice President            1997     550,000      399,000           --                --          23,100
  CNA Insurance Companies          1996     500,000      240,000           --                --          21,000
W. James MacGinnitie(m)........    1998     500,000      220,000           --                --          21,000
  Senior Vice President &          1997     123,077      317,000(n)        --                --           1,131
  Chief Financial Officer
  CNA Insurance Companies
-------------------------------------------------------------------------------------------------------------------


Notes


(a) Base salary includes compensation deferred under the CNA Savings Plan and CNA Supplemental Savings Plan.



(b) Amounts disclosed are for bonus awards earned and accrued in the year indicated under the company's annual incentive plans and the supplemental incentive bonus ("Supplemental Bonus") hereinafter described. Bonus awards are typically paid in March of the following year unless deferred.



(c) Represents payout under the Incentive Compensation Plan for Certain Executive Officers.



(d) Represents amounts contributed or accrued to the named officers for the CNA Savings Plan and CNA Supplemental Savings Plan.



(e) On February 9, 1999, Mr. Chookaszian retired as Chairman and Chief Executive Officer of CNA Companies and was succeeded by Mr. Hengesbaugh See "Director's Compensation" above.



(f) Includes compensation for personal use of corporate transportation.



(g) Includes $30,004 and $12,584 of insurance premiums paid by the company on behalf of Messrs. Chookaszian and Engel, respectively.



(h) Includes $27,356 and $11,260 of insurance premiums paid by the company on behalf of Messrs. Chookaszian and Engel, respectively.



(i) Includes $10,422 and $6,009 of insurance premiums paid by the company on behalf of Messrs. Chookaszian and Engel, respectively.



(j) Mr. Engel has announced his intention to retire as President effective September, 1999.



(k) Mr. Hengesbaugh's compensation for 1996, 1997 and through February 4, 1998 was paid to him as Senior Vice President of CNA Insurance Companies.



(l) Mr. Hengesbaugh was awarded a $750,000 retention recognition award, of which $460,000 will be deferred, pursuant to his promotion.



(m) Mr. MacGinnitie was employed by the Company effective October 1, 1997. Consequently, he received no compensation from the Company during a portion of 1997 and all of 1996.



(n) Includes $150,000 hiring bonus paid.

EMPLOYMENT CONTRACTS


     VFL is a wholly-owned subsidiary of Assurance. Assurance is a wholly-owned subsidiary of Casualty which is wholly-owned by CNAF. Loews Corporation owns approximately 85% of the outstanding common stock of CNAF. All employees of the CNA Insurance Companies are employed by Casualty, with the exception of Bernard
L. Hengesbaugh and Philip L. Engel who are employees of CNAF.



     CNAF is party to employment agreements with each of Bernard L. Hengesbaugh and Philip L. Engel.



     The term of Mr. Hengesbaugh's agreement with CNAF (the "Agreement") expires on December 31, 2000. The Agreement provides that he will be paid an annual Base Salary of $950,000. In addition, Mr. Hengesbaugh will participate in an Incentive Compensation Plan that will provide him with an opportunity to earn a bonus based on performance and the attainment of specified corporate goals as approved by the Incentive Compensation Committee. The amount of the Incentive Compensation Award for the calendar year 1999 shall be determined as follows:
(i) dividing the lesser of (a) the Net Operating Income for the 1999 calendar year or (b) $100 million by (c) $100 million, and multiplying the resulting percentage by $950,000; and (ii) dividing the lesser of (a) the Net Operating Income for the calendar year in excess of $200 million for the calendar year or
(b) $300 million by (c) $300 million and multiplying the resulting percentage by 200% of $950,000 and adding the products of (i) and (ii) subject to a cap of $2,850,000. For 2000, the award shall be determined as follows: (i) dividing the lesser of (a) the Net Operating Income for the 2000 calendar year or (b) $200 million by (c) $200 million, and multiplying the resulting percentage by $950,000, and (ii) dividing the lesser of (a) the Net Operating Income for the calendar year in excess of $200 million for the calendar year or (b) $300 million by (c) $300 million and multiplying the resulting percentage by 200% of $950,000 and adding the products of (i) and (ii) subject to a cap of $2,850,000. Any incentive compensation paid is included in the computation of pensionable earnings under CNAF's retirement plans. Mr. Hengesbaugh may participate in the Qualified and Supplemental Savings Plan established by CNAF wherein CNAF pays a matching percentage of 70% of the first 6% of the employee's contributions. The Agreement permits Mr. Hengesbaugh to participate in other benefit programs offered by CNAF to its employees. The Agreement requires CNAF to pay Mr. Hengesbaugh a one-time award of $750,000 for assuming the position of Chairman and Chief Executive Officer. A portion of the one-time award has been deferred.



     CNAF may terminate the Agreement without cause at any time, in which event CNAF is required to continue to make payments to Mr. Hengesbaugh for a period of three years from the date of termination of three times his annual rate of base salary. The Agreement contemplates negotiation of a renewal and provides that if the parties have not reached an agreement before March 31, 2001 then the employment shall be considered terminated by CNAF and Mr. Hengesbaugh shall be entitled to termination pay of three times his annual rate of base salary as of December 31, 2000 for a period of three years. The Agreement requires Mr. Hengesbaugh to maintain the confidentiality of information concerning CNAF's business while he is employed by CNAF and at all times thereafter and contains covenants whereunder Mr. Hengesbaugh shall not compete or interfere with any of CNAF's businesses for a specified period of time.



     Mr. Engel's employment agreement with CNAF (the "Agreement") expired on December 31, 1998 and has been extended until September 30, 1999. Mr. Engel will retire from his position with CNAF on or about September 30, 1999. See "Election of Directors" above. The Agreement provides that he will be paid an annual Base Salary of $800,000. In addition, Mr. Engel will participate in an Incentive Compensation Plan that will provide him with an opportunity to earn a bonus based on performance and the attainment of specified corporate goals. The amount of the award for 1999 shall consist of 0.3% of Net Operating Income capped at $900,000. Any incentive compensation paid is included in the computation of pensionable earnings under CNAF's retirement plans. Mr. Engel may participate in the Qualified and Supplemental Savings Plan established by CNAF wherein CNAF pays a matching percentage of 70% of the first 6% of the employee's contributions. This matching amount is also included in the computation of pensionable earnings. CNAF may terminate the Agreement without cause at any time, in which event CNAF is required to continue to make payments to Mr. Engel for a period of three years from the date of termination at a fixed rate based on base salary and the incentive compensation in effect at the time of such termination.



     CNAF was party to an employment agreement with Mr. Chookaszian which expired on December 31, 1998 at which time all compensation obligations of CNAF thereunder ceased. On February 9, 1999, CNAF and Mr. Chookaszian entered into a Continuing Service Agreement. See "Director Compensation" above for a description of Mr. Chookaszian's Continuing Service Agreement with CNAF.



RETIREMENT PLANS



     CNAF provides funded, tax qualified, non-contributory retirement plans for all salaried employees, including executive officers (the "Retirement Plans") and an unfunded, non-qualified, non-contributory benefits equalization plan (the "Supplemental Retirement Plan") that provides for the accrual and payment of benefits that are not available under tax qualified plans such as the Retirement Plans. The following description of the Retirement Plans also gives effect to benefits provided under the Supplemental Retirement Plan.



     The Retirement Plans provide for retirement benefits based upon average final compensation (i.e., based upon the highest average sixty consecutive months compensation and years of credited service with CNAF). Compensation under the Retirement Plans consists of salary paid by CNAF and its subsidiaries included under "Salary," "Bonus" and "Long-Term Compensation Payouts" in the Summary Compensation Table above. The following table shows estimated annual benefits payable upon retirement under the Retirement Plans for various compensation levels and years of credited service, based upon normal retirement in 1999 and a straight life annuity form of benefit. In addition to a straight life annuity, the Plans also allow the participant to elect payment to be made in a Joint and Contingent (or Survivor) Annuitant form where the Contingent (or Survivor) Annuitant would receive payment at 50%, 66 2/3% or 100% of the participant's benefit amount.

                               PENSION PLAN TABLE



                                    ESTIMATED ANNUAL PENSION FOR
                              REPRESENTATIVE YEARS OF CREDITED SERVICE
-----------------------------------------------------------------------------------------------------
       AVERAGE
       ANNUAL
    COMPENSATION            15              20               25               30               35
-----------------------------------------------------------------------------------------------------
$ 400,000............    $116,343       $  155,125       $  193,906       $  206,021       $  218,136
   500,000...........     146,343          195,125          243,906          259,354          274,803
   600,000...........     176,343          235,125          293,906          312,688          331,470
   700,000...........     206,343          275,125          343,906          366,021          388,137
   800,000...........     236,343          315,125          393,906          419,355          444,804
   900,000...........     266,343          355,125          443,906          472,688          501,471
 1,000,000...........     296,343          395,125          493,906          526,022          558,138
 1,100,000...........     326,343          435,125          543,906          579,355          614,805
 1,200,000...........     356,343          475,125          593,906          632,689          671,472
 1,300,000...........     386,343          515,125          643,906          686,022          728,139
 1,400,000...........     416,343          555,125          693,906          739,356          784,806
 1,500,000...........     446,343          595,125          743,906          792,689          841,473
 1,600,000...........     476,343          635,125          793,906          846,023          898,140
 1,700,000...........     506,343          675,125          843,906          899,356          954,807
 1,800,000...........     536,343          715,125          893,906          952,690        1,011,474
 1,900,000...........     566,343          755,125          943,906        1,006,023        1,068,141
 2,000,000...........     596,343          795,125          993,906        1,059,357        1,124,808
 2,100,000...........     626,343          835,125        1,043,906        1,112,690        1,181,475
 2,200,000...........     656,343          875,125        1,093,906        1,166,024        1,238,142
 2,300,000...........     686,343          915,125        1,143,906        1,219,357        1,294,809
 2,400,000...........     716,343          955,125        1,193,906        1,272,691        1,351,476
 2,500,000...........     746,343          995,125        1,243,906        1,326,024        1,408,143
 2,600,000...........     776,343        1,035,125        1,293,906        1,379,358        1,464,810
 2,700,000...........     806,343        1,075,125        1,343,906        1,432,691        1,521,477
 2,800,000...........     836,343        1,115,125        1,393,906        1,486,025        1,578,144
 2,900,000...........     866,343        1,155,125        1,443,906        1,539,358        1,634,811
-----------------------------------------------------------------------------------------------------



     The amounts in the table reflect deductions for estimated Social Security payments.



     Mr. Chookaszian, Mr. Engel, Mr. Hengesbaugh and Mr. MacGinnitie have 23, 33, 18 and 5 years of credited service, respectively.

LONG-TERM INCENTIVE PLAN -- AWARDS IN 1998



     The following table contains information with respect to awards made in 1998 under CNAF's Incentive Compensation Plan and under CNAF's long-term award plan to CNAF's most highly compensated executive officers:



-------------------------------------------------------------------------------------------
                                                             ESTIMATED FUTURE PAYOUTS
                                                        -----------------------------------
                        NAME                            PERFORMANCE PERIOD(1)    MAXIMUM(2)
-------------------------------------------------------------------------------------------
Dennis H. Chookaszian...............................        1 year - 1998          900,000
Philip L. Engel.....................................        1 year - 1998         $300,000
Bernard L. Hengesbaugh..............................        1 year - 1998         $ 42,500
-------------------------------------------------------------------------------------------



(1) Pursuant to the Incentive Compensation Plan, in 1996 the Incentive Compensation Committee granted three single year awards (each, an "Award") to Dennis Chookaszian and Philip Engel for each of the years 1996, 1997 and 1998 (each year being a "Performance Period"). On February 4, 1998, Mr. Hengesbaugh was approved as a participant in the Plan. Each Award represents a designated percentage of CNAF's consolidated after-tax net income, exclusive of realized investment gains and losses ("Net Operating Income") for one or more Performance Periods reduced by factors which in the judgment of the Incentive Compensation Committee merited consideration. There is no award of units or securities under the Incentive Compensation Plan. As previously stated, Mr. Chookaszian's employment agreement expired on December 31, 1998.



(2) The figures given for Messrs. Chookaszian, Engel and Hengesbaugh represent actual payouts to those executives pursuant to the Incentive Compensation Plan. The Estimated Future Payouts Maximum for Messrs. Chookaszian, Engel and Hengesbaugh had been $1,850,000, $600,000 and $600,000 respectively. The Performance Goal set for Dennis Chookaszian for the 1998 Performance Period was 1/3% of 1996 Net Operating Income plus 1/3% of 1997 Net Operating Income plus 1/3% of 1998 Net Operating Income. The Performance Goal set for Philip Engel for the 1998 Performance Period was 1/12% of 1996 Net Operating Income plus 1/12% of 1997 Net Operating Income plus 1/12% of 1998 Net Operating Income. The Performance Goal set for Bernard Hengesbaugh for the 1998 Performance Period was 1/4% of 1998 Net Operating Income.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholder


Valley Forge Life Insurance Company



     We have audited the accompanying balance sheets of Valley Forge Life Insurance Company (a wholly-owned subsidiary of Continental Assurance Company, which is a wholly-owned subsidiary of Continental Casualty Company, a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1998 and 1997, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements present fairly, in all material respects, the financial position of Valley Forge Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP



Chicago, Illinois


February 10, 1999

          FINANCIAL STATEMENTS OF VALLEY FORGE LIFE INSURANCE COMPANY


     The following financial statements are those of VFL and not those of the separate account. They are included for the purpose of informing investors as to the financial position and operations of VFL.



                      VALLEY FORGE LIFE INSURANCE COMPANY


                                 BALANCE SHEETS



----------------------------------------------------------------------------------------
                        DECEMBER 31,                               1998          1997
----------------------------------------------------------------------------------------
(In thousands of dollars)
ASSETS:
  Investments:
    Fixed maturities available-for-sale (amortized cost:
      $454,635 and $466,267)................................    $  460,516    $  471,707
    Equity securities available-for-sale (cost: $981 and
      $981).................................................         2,218         2,260
    Policy loans............................................        74,150        66,971
    Other invested assets...................................           485           433
    Short-term investments..................................        81,418         4,597
                                                                ----------    ----------
        TOTAL INVESTMENTS...................................       618,787       545,968
  Cash......................................................         3,750        24,565
  Receivables:
    Reinsurance.............................................     2,119,897     1,586,471
    Premium and other insurance.............................        54,690        65,196
    Less allowance for doubtful accounts....................           (26)         (285)
  Deferred acquisition costs................................       111,963        95,354
  Accrued investment income.................................         7,721         5,245
  Receivables for securities sold...........................            --           744
  Due from affiliates.......................................            --        35,999
  Other.....................................................           902           228
  Separate Account business.................................        73,745         8,941
----------------------------------------------------------------------------------------
        TOTAL ASSETS                                            $2,991,429    $2,368,426
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................    $2,438,305    $1,906,899
    Claims..................................................        93,001        81,242
    Policyholders' funds....................................        42,746        39,928
  Payables for securities purchased.........................           370           497
  Federal income taxes payable..............................         6,468         5,975
  Deferred income taxes.....................................         6,213         4,098
  Due to affiliates.........................................         1,946            --
  Commissions and other payables............................        64,815       104,586
  Separate Account business.................................        73,745         8,941
                                                                ----------    ----------
        TOTAL LIABILITIES...................................     2,727,609     2,152,166
                                                                ----------    ----------
Commitments and contingent liabilities -- Notes 8 and 10....            --            --
Stockholder's Equity
  Common stock ($50 par value; Authorized-200,000 shares;
    Issued-50,000 shares)...................................         2,500         2,500
  Additional paid-in capital................................        69,150        39,150
  Retained earnings.........................................       187,683       170,230
  Accumulated other comprehensive income....................         4,487         4,380
                                                                ----------    ----------
        TOTAL STOCKHOLDER'S EQUITY..........................       263,820       216,260
----------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $2,991,429    $2,368,426
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------



                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY



                            STATEMENTS OF OPERATIONS



------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1998        1997        1996
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Revenues:
  Premiums..................................................    $315,599    $332,172    $325,486
  Net investment income.....................................      35,539      29,913      29,312
  Realized investment gains.................................      16,967       4,200       4,771
  Other.....................................................       7,959       6,872       8,217
                                                                --------    --------    --------
                                                                 376,064     373,157     367,786
                                                                --------    --------    --------
Benefits and expenses:
  Insurance claims and policyholders' benefits..............     301,900     307,207     304,840
  Amortization of deferred acquisition costs................      11,807      11,818       1,177
  Other operating expenses..................................      35,813      33,505      36,022
                                                                --------    --------    --------
                                                                 349,520     352,530     342,039
                                                                --------    --------    --------
    Income before income tax................................      26,544      20,627      25,747
Income tax expense..........................................       9,091       7,297       9,028
================================================================================================
    NET INCOME                                                  $ 17,453    $ 13,330    $ 16,719
================================================================================================



                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY



                       STATEMENTS OF STOCKHOLDER'S EQUITY



-----------------------------------------------------------------------------------------------------------------
                                                                                     ACCUMULATED
                                            ADDITIONAL                                  OTHER           TOTAL
                                   COMMON    PAID-IN     COMPREHENSIVE   RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                   STOCK     CAPITAL        INCOME       EARNINGS      INCOME          EQUITY
-----------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
BALANCE, DECEMBER 31, 1995.......  $2,500    $39,150                     $140,181     $ 13,641        $195,472
Comprehensive income:
  Net income.....................     --          --       $ 16,719       16,719                        16,719
  Other comprehensive loss.......     --          --        (12,651)          --       (12,651)        (12,651)
                                                           --------
      Total comprehensive
        income...................                          $  4,068
                                                           ========
BALANCE, DECEMBER 31, 1996.......  2,500      39,150                     156,900           990         199,540
Comprehensive income:
  Net income.....................     --          --       $ 13,330       13,330            --          13,330
  Other comprehensive income.....     --          --          3,390           --         3,390           3,390
                                                           --------
      Total comprehensive
        income...................                          $ 16,720
                                                           ========
BALANCE, DECEMBER 31, 1997.......  2,500      39,150                     170,230         4,380         216,260
Capital contribution from
  Assurance......................     --      30,000                          --            --          30,000
Comprehensive income:
  Net income.....................     --          --       $ 17,453       17,453            --          17,453
  Other comprehensive income.....     --          --            107           --           107             107
                                                           --------
      Total comprehensive
        income...................                          $ 17,560
=================================================================================================================
BALANCE, DECEMBER 31, 1998         $2,500    $69,150                     $187,683     $  4,487        $263,820
=================================================================================================================



                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY



                            STATEMENTS OF CASH FLOWS



---------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1998         1997         1996
---------------------------------------------------------------------------------------------------
(In thousands of dollars)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................    $  17,453    $  13,330    $  16,719
Adjustments to reconcile net income to net cash flows from
  operating activities:
  Deferred income tax provision.............................        2,115        2,581        3,309
  Realized investment gains.................................      (16,967)      (4,200)      (4,771)
  Amortization of bond discount.............................       (4,821)      (2,438)      (4,922)
  Changes in:
    Insurance receivables, net..............................     (522,920)    (269,787)    (254,549)
    Deferred acquisition costs..............................      (16,746)     (20,765)     (23,989)
    Accrued investment income...............................       (2,476)        (300)        (258)
    Due to/from affiliates..................................       37,945       31,500      (62,563)
    Federal income taxes payable............................          493        2,151        4,399
    Insurance reserves......................................      541,560      221,252      198,239
    Commissions and other payables and other................      (40,861)      47,212       (8,376)
                                                                ---------    ---------    ---------
        TOTAL ADJUSTMENTS...................................      (22,678)       7,206     (153,481)
                                                                ---------    ---------    ---------
        NET CASH FLOWS FROM OPERATING ACTIVITIES............       (5,225)      20,536     (136,762)
                                                                ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed maturities...............................     (744,431)    (464,361)    (535,263)
Proceeds from fixed maturities:
  Sales.....................................................      741,277      278,459      530,828
  Maturities, calls and redemptions.........................       33,635       45,442       36,726
Purchases of equity securities..............................           (5)      (1,334)        (728)
Proceeds from sale of equity securities.....................            5        2,447        1,306
Change in short-term investments............................      (73,233)      39,301       (2,851)
Change in policy loans......................................       (7,179)      (6,704)      (4,259)
Change in other invested assets.............................          (82)        (580)          --
Other, net..................................................           --           --           72
                                                                ---------    ---------    ---------
        NET CASH FLOWS FROM INVESTING ACTIVITIES............      (50,013)    (107,330)      25,831
                                                                ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Receipts for investment contracts credited to policyholder
    accounts................................................       30,007      111,478       98,091
  Return of policyholder account balances on investment
    contracts...............................................      (25,584)     (24,878)      (4,504)
  Capital contribution from Affiliate.......................       30,000           --           --
                                                                ---------    ---------    ---------
        NET CASH FLOWS FROM FINANCING ACTIVITIES............       34,423       86,600       93,587
                                                                ---------    ---------    ---------
        NET CASH FLOWS......................................      (20,815)        (194)     (17,344)
Cash at beginning of period.................................       24,565       24,759       42,103
---------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD.......................................    $   3,750    $  24,565    $  24,759
===================================================================================================
Supplemental disclosures of cash flow information:
  Federal income taxes paid.................................    $   6,651    $   2,488    $   1,965
===================================================================================================



                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY


                         NOTES TO FINANCIAL STATEMENTS



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:



BASIS OF PRESENTATION



     Valley Forge Life Insurance Company (VFL) is a wholly-owned subsidiary of Continental Assurance Company (Assurance). Assurance is a wholly-owned subsidiary of Continental Casualty Company (Casualty) which is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 85% of the outstanding common stock of CNAF.



     VFL markets and underwrites insurance products designed to satisfy the life, health and retirement needs of individuals and groups. Products available in individual policy form include annuities as well as term and universal life insurance. Products available in group policy form include life, pension, accident and health.



     The operations, assets and liabilities of VFL and its parent, Assurance, are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.



     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1998.



     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



INSURANCE



     Premium revenue--Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due, after deductions for ceded insurance.



     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products) are computed based upon the net level premium method using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 9%, and mortality, morbidity and withdrawal assumptions reflect VFL and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses beyond the premium paying period. Reserves for universal life-type contracts are

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 1.--(CONTINUED)


equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.30% to 7.25% for the three years ended December 31, 1998.



     Claim reserves--Claim reserves include provisions for reported claims in the course of settlement and estimates of unreported losses based upon past experience.



     Reinsurance--In addition to the Pooling Agreement with Assurance, VFL also assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. VFL utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with VFL's retained amount varying by type of coverage. VFL's reinsurance includes coinsurance, yearly renewable term and facultative programs. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability.



     Deferred acquisition costs--Life acquisition costs are capitalized and amortized based on assumptions consistent with those used for computing policy benefit reserves. Acquisition costs on traditional life business are amortized over the assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed durations. To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized gains or losses included in stockholder's equity.



INVESTMENTS



     Valuation of investments--VFL classifies its fixed maturities and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in net investment income.



     Policy loans are carried at unpaid balances. Short-term investments, which have an original maturity of one year or less, are carried at amortized cost that approximates market value. VFL has no real estate or mortgage loans.



     VFL accounts for its derivative securities under the fair value method. Under this method the derivative securities are recorded at fair value at the reporting date and changes in fair value are reflected in realized investment gains and losses. VFL's derivatives are made up of interest rate caps and purchased options and are classified as other invested assets.



     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes and deferred acquisition costs. Investments are written down to estimated fair

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 1.--(CONTINUED)


values and losses are charged to income when a decline in value is considered to be other than temporary.



     Securities lending activities--VFL has a securities lending program were securities are loaned to third parties, primarily major brokerage firms. Borrowers of these securities must deposit 100% of the fair value of the securities if the collateral is cash, or 102%, if the collateral is securities. Cash deposits from these transactions are invested in short-term investments (primarily commercial paper). VFL continues to receive the interest on the loaned debt securities, as beneficial owner, and accordingly, loaned debt securities are included within fixed maturity securities. VFL had no securities on loan at December 31, 1998 or 1997.



     Separate Account business--VFL writes certain variable annuity contracts and universal life policies. The supporting assets and liabilities of these contracts and policies are legally segregated and reflected as assets and liabilities of Separate Account business. Substantially all assets of the Separate Account business are carried at fair value. Separate Account liabilities are principally obligations due to contractholders and are carried at contract values.



INCOME TAXES



     The provision for income taxes includes deferred taxes, resulting from temporary differences between the financial statement and tax return basis of assets and liabilities under the liability method. Temporary differences primarily relate to insurance reserves, deferred acquisition costs, investment valuation differences, and net unrealized investment gains/losses.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2. INVESTMENTS:



NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1998         1997         1996
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities:
  Taxable bonds.............................................  $27,150      $20,669      $21,597
Equity securities...........................................       72           72           59
Policy loans................................................    4,760        4,264        3,669
Short-term investments......................................    3,803        4,885        4,197
Other.......................................................      105          201           12
                                                              -------      -------      -------
                                                               35,890       30,091       29,534
Investment expense..........................................      351          178          222
-----------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                   $35,539      $29,913      $29,312
===============================================================================================



ANALYSIS OF INVESTMENT GAINS (LOSSES)
------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1998         1997          1996
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Realized investment gains (losses):
  Fixed maturities..........................................  $16,907      $ 3,333      $  4,123
  Equity securities.........................................       --        1,021           578
  Other.....................................................       60         (154)           70
                                                              -------      -------      --------
                                                               16,967        4,200         4,771
Income tax expense..........................................   (5,938)      (1,470)       (1,670)
                                                              -------      -------      --------
      NET REALIZED INVESTMENT GAINS.........................   11,029        2,730         3,101
                                                              -------      -------      --------
Change in net unrealized investment gains (losses):
  Fixed maturities..........................................      441        5,806       (20,726)
  Equity securities.........................................      (42)        (607)        1,263
  Separate Account business and other.......................     (235)          20            --
                                                              -------      -------      --------
                                                                  164        5,219       (19,463)
Deferred income tax (expense) benefit.......................      (57)      (1,829)        6,812
                                                              -------      -------      --------
      CHANGE IN NET UNREALIZED INVESTMENT GAINS (LOSSES)....      107        3,390       (12,651)
------------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)   $11,136      $ 6,120      $ (9,550)
================================================================================================



SUMMARY OF GROSS REALIZED
INVESTMENT GAINS (LOSSES) FOR FIXED
MATURITIES AND EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                                 1998                       1997                       1996
                                        -----------------------    -----------------------    -----------------------
                                          FIXED        EQUITY        FIXED        EQUITY        FIXED        EQUITY
        YEAR ENDED DECEMBER 31          MATURITIES   SECURITIES    MATURITIES   SECURITIES    MATURITIES   SECURITIES
---------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Proceeds from sales...................   $741,277       $ 5         $278,459      $2,447       $530,828      $1,306
                                         ========       ===         ========      ======       ========      ======
Gross realized gains..................   $ 17,604       $--         $  4,793      $1,113       $  7,927      $  578
Gross realized losses.................       (697)       --           (1,460)        (92)        (3,804)      --
---------------------------------------------------------------------------------------------------------------------
      NET REALIZED GAINS ON SALES        $ 16,907       $--         $  3,333      $1,021       $  4,123      $  578
=====================================================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)



ANALYSIS OF NET UNREALIZED INVESTMENT
GAINS (LOSSES) INCLUDED IN ACCUMULATED
OTHER COMPREHENSIVE INCOME
---------------------------------------------------------------------------------------------------------------
                                                                1998                           1997
                                                    ----------------------------    ---------------------------
                   DECEMBER 31                      GAINS     LOSSES       NET      GAINS     LOSSES      NET
---------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities..................................  $6,926    $(1,045)   $ 5,881    $6,227    $(787)    $ 5,440
Equity securities.................................   1,237      --         1,237     1,279     --         1,279
Separate Account business and other...............    --         (215)      (215)       20     --            20
                                                    ------    -------    -------    ------    -----     -------
                                                    $8,163    $(1,260)     6,903    $7,526    $(787)      6,739
                                                    ======    =======               ======    =====
Deferred income tax expense.......................                        (2,416)                        (2,359)
---------------------------------------------------------------------------------------------------------------
      NET UNREALIZED INVESTMENT GAINS                                    $ 4,487                        $ 4,380
===============================================================================================================



SUMMARY OF INVESTMENTS IN FIXED MATURITIES
AND EQUITY SECURITIES AVAILABLE FOR SALE
------------------------------------------------------------------------------------------------------------
                                                                          GROSS         GROSS
                                                           AMORTIZED    UNREALIZED    UNREALIZED     MARKET
                    DECEMBER 31, 1998                        COST         GAINS         LOSSES       VALUE
------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
U.S. Treasuries and obligations of government agencies...  $223,743       $1,601        $  563      $224,781
Asset-backed securities..................................   109,207        1,163           180       110,190
Corporate securities.....................................    98,466        2,512            81       100,897
Other debt securities....................................    23,219        1,650           221        24,648
                                                           --------       ------        ------      --------
    Total fixed maturities...............................   454,635        6,926         1,045       460,516
Equity securities........................................       981        1,237         --            2,218
------------------------------------------------------------------------------------------------------------
    TOTAL                                                  $455,616       $8,163        $1,045      $462,734
============================================================================================================
DECEMBER 31, 1997
U.S. Treasuries and obligations of government agencies...  $299,066       $2,073        $  711      $300,428
Asset-backed securities..................................    68,612          147            74        68,685
Corporate securities.....................................    72,431        2,384             2        74,813
Other debt securities....................................    26,158        1,623         --           27,781
                                                           --------       ------        ------      --------
      Total fixed maturities.............................   466,267        6,227           787       471,707
Equity securities........................................       981        1,279         --            2,260
------------------------------------------------------------------------------------------------------------
      TOTAL                                                $467,248       $7,506        $  787      $473,967
============================================================================================================



SUMMARY OF INVESTMENTS IN FIXED
MATURITIES BY CONTRACTUAL MATURITY
-------------------------------------------------------------------------------------
                                                                        1998
                                                                ---------------------
                                                                AMORTIZED     MARKET
                        DECEMBER 31                               COST        VALUE
-------------------------------------------------------------------------------------
(In thousands of dollars)
Due in one year or less.....................................    $  7,507     $  7,508
Due after one year through five years.......................     111,381      112,434
Due after five years through ten years......................      45,393       46,494
Due after ten years.........................................     181,146      183,891
Asset-backed securities not due at a single maturity date...     109,208      110,189
-------------------------------------------------------------------------------------
      TOTAL                                                     $454,635     $460,516
=====================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)


     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.



     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 1998 and 1997. There are no equity investments in a single issuer that when aggregated exceed 10% of stockholder's equity.



NOTE 3. FAIR VALUE OF FINANCIAL INSTRUMENTS:



     In the normal course of business, VFL invests in various financial assets, incurs various financial liabilities, and enters into agreements involving derivative securities, including off-balance sheet financial instruments.



     Fair values are required to be disclosed for all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts VFL could realize in a current market exchange.



     All non-financial instruments such as deferred acquisition costs, reinsurance receivables, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of VFL.



     The carrying amounts reported in the balance sheet approximate fair value for cash, short-term investments, accrued investment income, receivables for securities sold, payables for securities purchased and certain other assets and other liabilities because of their short-term nature. Accordingly, these financial instruments are not listed in the table below. The carrying amounts and estimated fair values of VFL's other financial instrument assets and liabilities are listed below:



-------------------------------------------------------------------------------------------------------------
                                                                      1998                      1997
                                                             CARRYING    ESTIMATED     CARRYING    ESTIMATED
                       DECEMBER 31                            AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
-------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
FINANCIAL ASSETS
  Investments:
  Fixed maturities.......................................    $460,516    $  460,516    $471,707    $  471,707
  Equity securities......................................       2,218         2,218       2,260         2,260
  Policy loans...........................................      74,150        72,148      66,971        63,756
  Other..................................................         485           485         433           433
  Separate Account business:
  Fixed maturities.......................................         247           247       3,198         3,198
  Mutual funds...........................................      55,577        55,577       5,233         5,233
  Other..................................................         340           340         305           305
FINANCIAL LIABILITIES
Premium deposits and annuity contracts...................     332,665       312,979     266,093       247,567
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 3.--(CONTINUED)


     The following methods and assumptions were used by VFL in estimating the fair value amounts for financial instruments:



          Fixed maturities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments.



          The fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.



          Valuation techniques to determine fair value of Separate Account business assets consist of discounted cash flows and quoted market prices of (a) the investments or (b) comparable instruments. The fair value of Separate Account business liabilities approximates their carrying value.



          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.



     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. Financial instruments used for such purposes may include interest rate caps, put and call options, commitments to purchase securities, futures and forwards. VFL also uses derivatives to mitigate the risk associated with certain guaranteed annuity contracts by purchasing certain options in a notional amount equal to the original customer deposit. VFL generally does not hold or issue these instruments for trading purposes.



     Derivative financial instruments consist of interest rate caps in the general account and purchased options in the Separate Accounts at December 31, 1998. The gross notional principal or contractual amounts of derivative financial instruments in the general account at December 31, 1998 and 1997 totaled $50 million. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts totaled $1.5 million at December 31, 1998 and 1997. The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.



     The fair values associated with derivative financial instruments are generally affected by interest rates, equity stock prices and foreign exchange rates. The credit exposure associated with these instruments is generally limited to the unrealized fair value of the instruments and will vary based on the credit worthiness of the counterparties. The risk of default depends on the creditworthiness of the counterparty to the instrument. Although VFL is exposed to the aforementioned credit risk, it does not expect any counterparty to fail to perform as contracted based on the creditworthiness of the counterparties. Due to the nature of the derivative securities, VFL does not require collateral.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 3.--(CONTINUED)


     The fair value of derivatives generally reflects the estimated amounts that VFL would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of VFL's derivatives. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments. The fair value of derivative financial assets (liabilities) in the general account and Separate Accounts at December 31, 1998 totaled $0.1 million and $0.5 million, respectively, and compares to $0.4 million and $0.3 million, respectively, at December 31, 1997. Net realized gains (losses) on derivative financial instruments held in the general account and Separate Accounts totaled ($0.2) million and $0.1 million, respectively, for the year ended December 31, 1998. Net realized losses on derivative financial instruments held in the general account totaled $0.1 million for the year ended December 31, 1997, while net realized losses on derivatives in the Separate Accounts were negligible for the same period.



     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time.



     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount. The notional principal amount is not actually borrowed or repaid.



NOTE 4. STATUTORY CAPITAL AND SURPLUS (UNAUDITED):



     Statutory capital and surplus and net income for VFL are determined in accordance with accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. VFL has no material permitted accounting practices. VFL had statutory net losses of $8.1 million, $1.0 million and $2.7 million for the years ended December 31, 1998, 1997 and 1996, respectively. The statutory net losses for 1998, 1997 and 1996 were primarily due to the immediate expensing of acquisition costs which were substantial and a result of sales of individual life and annuity products. Under GAAP, such costs are capitalized and amortized to income over the duration of these contracts. Statutory capital and surplus for VFL was $147.1 million, and $125.3 million at December 31, 1998 and 1997, respectively.



     The payment of dividends by VFL to Assurance without prior approval of the Pennsylvania Insurance Department is limited to formula amounts. As of December 31, 1998, dividends of approximately $14.7 million was not subject to prior Insurance Department approval.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5. ACCUMULATED OTHER COMPREHENSIVE INCOME:



     Comprehensive income is comprised of all changes to stockholder's equity, including net income, except those changes resulting from investments by, and distributions to, the stockholder. Other comprehensive income (loss) is comprehensive income exclusive of net income. The change in the components of accumulated other comprehensive income (loss) are shown in the following tables.



---------------------------------------------------------------------------------------------------
                                                              PRE-TAX     TAX (EXPENSE)      NET
                YEAR ENDED DECEMBER 31, 1998                   AMOUNT        BENEFIT        AMOUNT
---------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains on investment securities:
  Net unrealized holding gains arising during the period....  $  3,756       $(1,314)      $  2,442
  Adjustment for (gains) losses included in net income......    (3,592)        1,257         (2,335)
---------------------------------------------------------------------------------------------------
      TOTAL OTHER COMPREHENSIVE INCOME                        $    164       $   (57)      $    107
===================================================================================================



---------------------------------------------------------------------------------------------------
                                                              PRE-TAX     TAX (EXPENSE)      NET
                YEAR ENDED DECEMBER 31, 1997                   AMOUNT        BENEFIT        AMOUNT
---------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains on investment securities:
  Net unrealized holding gains (losses) arising during the
    period..................................................  $  6,447       $(2,256)      $  4,191
  Adjustment for (gains) losses included in net income......    (1,228)          427           (801)
---------------------------------------------------------------------------------------------------
        TOTAL OTHER COMPREHENSIVE INCOME                      $  5,219       $(1,829)      $  3,390
===================================================================================================



---------------------------------------------------------------------------------------------------
                                                              PRE-TAX     TAX (EXPENSE)      NET
                YEAR ENDED DECEMBER 31, 1996                   AMOUNT        BENEFIT        AMOUNT
---------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net unrealized gains (losses) on investment securities:
  Net unrealized holding gains (losses) arising during the
    period..................................................  $ (5,822)      $ 2,038       $ (3,784)
  Adjustment for (gains) losses included in net income......   (13,641)        4,774         (8,867)
---------------------------------------------------------------------------------------------------
        TOTAL OTHER COMPREHENSIVE LOSS                        $(19,463)      $ 6,812       $(12,651)
===================================================================================================



NOTE 6. BENEFIT PLANS:



     VFL has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's Benefit Plans. The plans are discussed below.



PENSION PLAN



     CNAF has noncontributory pension plans covering all full-time employees age 21 or over that have completed at least one year of service. While the benefits for the plans vary, they are generally based on years of credited service and the employee's highest sixty consecutive months of compensation. Casualty is included in the CNA Employees' Retirement Plan and VFL is allocated its proportionate share of these expenses. The net pension cost allocated to VFL was $1.1 million, $4.0 million and $3.6 million for the years ended December 31, 1998, 1997 and 1996, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 6.--(CONTINUED)


POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS



     CNAF provides certain health and dental care benefits for eligible retirees through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNAF funds benefit costs principally on the basis of current benefit payments.



     Net postretirement benefit cost allocated to VFL was $0.5 million, $2.1 million and $1.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.



SAVINGS PLAN



     Casualty is included in the CNA Employees' Savings Plan, which is a contributory plan that allows employees to make regular contributions of up to 6% of their salary. VFL is allocated its proportionate share of CNA Employees' Savings Plan expenses. CNAF contributes an amount equal to 70% of the employee's regular contribution. Employees may also make an additional contribution of up to 10% of their salaries for which there is no matching contribution by CNAF. CNAF contributions allocated to and expensed by VFL for the Savings Plan were $0.2 million in 1998 and 1997, and $1.0 million in 1996.



NOTE 7. INCOME TAXES:



     VFL is taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and is included along with Assurance, its parent company, which is ultimately included in the consolidated Federal income tax return of Loews. The Federal income tax provision of VFL generally is computed on a stand-alone basis, as if VFL was filing its own separate tax return.



     VFL maintains a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $156.3 million and $121.8 million at December 31, 1998 and 1997, respectively.



     Significant components of VFL's deferred tax liabilities as of December 31, 1998 and 1997 are shown in the table below:



------------------------------------------------------------------------------------
                        DECEMBER 31                               1998        1997
------------------------------------------------------------------------------------
(In thousands of dollars)
Insurance reserves..........................................    $ 26,880    $ 24,961
Deferred acquisition costs..................................     (37,729)    (33,374)
Investment valuation........................................       3,693       6,129
Net unrealized gains........................................      (2,416)     (2,359)
Receivables.................................................       1,009      (2,486)
Other, net..................................................       2,350       3,031
------------------------------------------------------------------------------------
   NET DEFERRED TAX LIABILITIES                                 $ (6,213)   $ (4,098)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 7.--(CONTINUED)


     At December 31, 1998, gross deferred tax assets and liabilities amounted to $35.5 million and $41.7 million, respectively. Gross deferred tax assets and liabilities, at December 31, 1997, amounted to $35.1 million and $39.2 million, respectively.



     The components of income tax expense are as follows:



------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                        1998      1997      1996
------------------------------------------------------------------------------------------
(In thousands of dollars)
Current tax expense.........................................    $7,033    $4,716    $5,719
Deferred tax expense........................................     2,058     2,581     3,309
------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE................................    $9,091    $7,297    $9,028
==========================================================================================



     A reconciliation of the statutory federal income tax rate on income is as follows:



---------------------------------------------------------------------------------------------------------------
                                                                  % OF                % OF                % OF
                                                                 PRETAX              PRETAX              PRETAX
              YEAR ENDED DECEMBER 31                    1998     INCOME     1997     INCOME     1996     INCOME
---------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Income taxes at statutory rates....................    $9,290     35.0     $7,219     35.0     $9,011     35.0
Other..............................................      (199)    (0.8)        78      0.4         17      0.1
---------------------------------------------------------------------------------------------------------------
    INCOME TAX AT EFFECTIVE RATES..................    $9,091     34.2     $7,297     35.4     $9,028     35.1
===============================================================================================================



NOTE 8. REINSURANCE:



     The ceding of insurance does not discharge primary liability of VFL. VFL places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. For carriers that are not authorized reinsurers in VFL's state of domicile, VFL receives collateral, primarily in the form of bank letters of credit. Such collateral totaled approximately $0.1 million at both December 31, 1998 and 1997.



     In the table below, the majority of life premium revenue is from long duration type contracts, while the majority of accident and health earned premiums is from short

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 8.--(CONTINUED)


duration contracts. The effects of reinsurance on premium revenues are shown in the following table:



-------------------------------------------------------------------------------------------------------------
                                                                    PREMIUMS
                                                  --------------------------------------------    ASSUMED/NET
            YEAR ENDED DECEMBER 31                 DIRECT     ASSUMED      CEDED        NET            %
-------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
1998
  Life........................................    $687,644    $78,156     $690,541    $ 75,259        104%
  Accident and Health.........................       4,158    240,340        4,158     240,340        100
                                                  --------    --------    --------    --------        ---
    Total premiums............................    $691,802    $318,496    $694,699    $315,599        101%
                                                  ========    ========    ========    ========        ===
1997
  Life........................................    $564,891    $81,502     $567,217    $ 79,176        103%
  Accident and Health.........................       2,776    252,996        2,776     252,996        100
                                                  --------    --------    --------    --------        ---
    Total premiums............................    $567,667    $334,498    $569,993    $332,172        101%
                                                  ========    ========    ========    ========        ===
1996
  Life........................................    $422,700    $72,718     $424,907    $ 70,511        103%
  Accident and Health.........................       1,080    254,975        1,080     254,975        100
                                                  --------    --------    --------    --------        ---
    Total premiums............................    $423,780    $327,693    $425,987    $325,486        101%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------



     Transactions with Assurance, as part of the Pooling Agreement described in
Note 1, are reflected in the above table. Premium revenues ceded to non-affiliated companies were $263.4 million, $116.2 million and $43.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. Additionally, benefits and expenses for insurance claims and policyholder benefits are net of reinsurance recoveries from non-affiliated companies of $203.4 million, $77.8 million and $7.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.



     Reinsurance receivables reflected on the balance sheets are amounts recoverable from reinsurers who have assumed a portion of the Company's insurance reserves. These balances are principally due from Assurance pursuant the Reinsurance Pooling Agreement.



     The impact of reinsurance, including transactions with Assurance, on life insurance in force is shown in the following schedule:



-----------------------------------------------------------------------------------------------------------
                                                          LIFE INSURANCE IN FORCE
                                                 ------------------------------------------    ASSUMED/NET
                                                  DIRECT     ASSUMED     CEDED        NET           %
-----------------------------------------------------------------------------------------------------------
(In thousands of dollars)
December 31, 1998............................    $224,615    $32,253    $230,734    $26,134       123.4%
December 31, 1997............................    $166,308    $25,557    $168,353    $23,512       108.7
December 31, 1996............................    $108,126    $22,085    $109,873    $20,338       108.6
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



NOTE 9. RELATED PARTIES:



     As discussed in Note 1, VFL is party to a pooling agreement with its parent, Assurance. In addition, VFL is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 9.--(CONTINUED)


appropriate companies. All acquisition and underwriting expenses allocated to VFL are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by VFL are ten percent of the acquisition and underwriting expenses of the combined pool. Pursuant to the foregoing agreements, VFL recorded amortization of deferred acquisition costs and other operating expenses totaling $47.6 million, $45.3 million and $37.2 million for 1998, 1997 and 1996, respectively. Expenses of VFL exclude $9.2 million, $9.9 million and $12.3 million of general and administrative expenses incurred by VFL and allocated to CNAF for the years ended December 31, 1998, 1997 and 1996, respectively. At December 31, 1998, VFL had a payable of $1.9 million to affiliated companies. VFL had a $36.0 million affiliated receivable at December 31, 1997, for net cash settlements due from Assurance in the normal course of operations related to pooling and general expense reimbursements.



     There are no interest charges on intercompany receivables or payables. During 1998, Assurance made a $30.0 million capital contribution to VFL.



NOTE 10.  LEGAL:



     VFL is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of VFL.



NOTE 11. BUSINESS SEGMENTS:



     VFL operates in one reportable segment, the business of which is to market and underwrite insurance products designed to satisfy the life, health and retirement needs of individuals and groups. VFL products are distributed primarily in the United States. Premium revenues earned outside the United States are not material.



     The operations, assets and liabilities of VFL and its parent, Assurance, are managed on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its Separate Account business, to Assurance which is then pooled with the business of Assurance, excluding Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.



     The following represents premiums by product group for each of the years in the three years ended December 31, 1998:



------------------------------------------------------------------------------------------------
                   (THOUSANDS OF DOLLARS)                         1998        1997        1996
------------------------------------------------------------------------------------------------
Life........................................................    $ 75,259    $ 79,176    $ 70,511
Accident and Health.........................................     240,340     252,996     254,975
------------------------------------------------------------------------------------------------
Total.......................................................    $315,599    $332,172    $325,486
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 11.--(CONTINUED)


     Assurance is a large provider of health insurance benefits to postal and other federal employees under the Federal Employees Health Benefit Plan (FEHBP). Premiums under this contract totaled $2.0 billion, $2.1 billion and $2.1 billion for the years ended December 31, 1998, 1997 and 1996, respectively, and the portion of these premiums assumed by VFL under the Reinsurance Pooling Agreement totaled $202 million, $212 million and $210 million for the years ended December 31, 1998, 1997 and 1996, respectively.

                                    GLOSSARY

     ACCUMULATION UNIT: A unit of measure we use to calculate Variable Contract Value.

     ADJUSTED CONTRACT VALUE: The Contract Value plus or minus any applicable Market Value Adjustment, less purchase payment tax charges not previously deducted, less the annual administration fee.

     AGE: The age of any person on the birthday nearest the date for which we determine Age.

     ANNUITANT: The person or persons whose life (or lives) determines the Annuity Payments payable under the Contract and whose death determines the death benefit. With regard to joint and survivorship Annuity Payment Options, the maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant. Provisions relating to an action by the Annuitant mean, in the case of joint Annuitants, both Annuitants acting jointly.

     ANNUITY DATE: The date on which we apply Surrender Value or Adjusted Contract Value to purchase Annuity Units or to initiate Fixed Annuitization.

     ANNUITY PAYMENT: One of several periodic payments we make to the Payee under an Annuity Payment Option.

     ANNUITY PAYMENT DATE: The date each month, quarter, semi-annual period, or year as of which VFL computes Annuity Payments. The Annuity Payment Date(s) is shown on the Contract.

     ANNUITY PAYMENT OPTION: The form of Annuity Payments you select under the Contract. The Annuity Payment Option is shown on the Contract.

     ANNUITY UNIT: A unit of measure we use to calculate Variable Annuity Payments.

     BENCHMARK RATE OF RETURN: An annual rate of return shown on the Contract that we use to determine the degree of fluctuation in the amount of Variable Annuity Payments in response to fluctuations in the net investment return of selected Subaccounts. We assume (among other things) that the assets in the Variable Account supporting the Contract will have a net annual investment return over the anticipated Annuity Payment period equal to that rate of return.

     BENEFICIARY: The person(s) to whom we will pay the death benefit if Annuitant dies prior to the Annuity Date.

     CANCELLATION PERIOD: The period described on the cover page of the Contract during which you may return the Contract for a refund.

     THE CODE: The Internal Revenue Code of 1986, as amended.

     CONTINGENT ANNUITANT: The person that the Owner designates in the application who becomes the Annuitant in the event that the Annuitant dies before the Annuity Date while the Owner is still alive.

     CONTINGENT BENEFICIARY: The person(s) to whom we will pay the death benefit if the Beneficiary (or Beneficiaries) is not living.

     CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Effective Date.

     CONTRACT EFFECTIVE DATE: The date on which VFL issues the Contract and upon which the Contract becomes effective. The Contract Effective Date is shown on the Contract and is used to determine Contract Years and Contract Anniversaries.

     CONTRACT YEAR: A twelve-month period beginning on the Contract Effective Date or on a Contract Anniversary.

     CONTRACT VALUE: The total amount invested under the Contract. It is the sum of Variable Contract Value and the Guaranteed Interest Option Value.

     DUE PROOF OF DEATH: Proof of death satisfactory to VFL. Due Proof of Death may consist of the following if acceptable to VFL:

          (a) a certified copy of the death record;

          (b) a certified copy of a court decree reciting a finding of death; or

          (c) any other proof satisfactory to VFL.

     FIXED ANNUITY PAYMENT: An Annuity Payment that the General Account supports and which does not vary in amount as a function of the investment return of the Variable Account from one Annuity Payment Date to the next.

     FUND: Any open-end management investment company or investment portfolio thereof or unit investment trust or series thereof, in which a Subaccount invests.

     GENERAL ACCOUNT: VFL's assets, other than those allocated to the Variable Account or any other separate account of VFL.

     GIO ACCOUNT: Valley Forge Life Insurance Company Guaranteed Interest Option Separate Account.

     GUARANTEE AMOUNT: The amount equal to that part of any Net Purchase Payment that you allocate to, or any amount you transfer to the GIO Account for a designated Guarantee Period with a particular expiration date plus any interest thereon and less the amount of any withdrawals (including any applicable surrender charges and any applicable premium payment tax charge) or transfers therefrom.

     GUARANTEE PERIOD: A specific number of years for which VFL agrees to credit a particular effective annual rate of interest.

     GUARANTEED INTEREST OPTION: An investment option under the Contract supported by the GIO Account. It is not part of nor dependent upon the Variable Account's investment performance.

     GUARANTEED INTEREST OPTION VALUE: The sum of all Guarantee Amounts.

     GUARANTEED INTEREST RATE: Unless a Market Value Adjustment is made, an effective annual rate of interest that VFL will pay on a Guarantee Amount.

     MARKET VALUE ADJUSTMENT: A positive or negative adjustment made to any portion of a Guarantee Amount upon the surrender, withdrawal, transfer or application to an Annuity

Payment Option of such portion of the Guarantee Amount prior to 30 days before the expiration of the Guarantee Period applicable to that Guarantee Amount.

     NET ASSET VALUE PER SHARE: The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for the Funds.

     NET PURCHASE PAYMENT: A purchase payment less any premium payment tax charge deducted from the purchase payment.

     NON-QUALIFIED CONTRACT: A Contract that is not a "qualified contract."

     OWNER: The person or persons who owns (or own) the Contract and who is
(are) entitled to exercise all rights and privileges provided in the Contract. The maximum number of joint Owners is two. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refers to holders of certificates under a group Contract.

     PAYEE: The person entitled to receive Annuity Payments under the Contract. The Annuitant is the Payee unless the Owner designates a different person as Payee.

     QUALIFIED CONTRACT: A Contract that is issued in connection with a retirement plan that qualifies for special federal income tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Code.

     SEC: The U.S. Securities and Exchange Commission.

     SERVICE CENTER: The offices of VFL's administrative department at P.O. Box 305139, Nashville, Tennessee 37230-5139 (1-800-808-4537). Any overnight deliveries should be sent to us at:
               CNA Insurance Company
               100 CNA Drive
               Attention: Variable POS/Correspondence Team
               Nashville, TN 37214

     SUBACCOUNT: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE: The amount equal to that part of any Net Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses (actually realized or not yet realized) and decreased by withdrawals (including any applicable surrender charges and any applicable premium payment tax charge) and any amounts transferred out of that Subaccount.

     SUCCESSOR OWNER: Any Owner named in the application to follow the original Owner should the original Owner die, provided the original Owner is not also the Annuitant.

     SURRENDER VALUE: The Adjusted Contract Value less any applicable surrender charges.

     VALUATION DAY: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT: Valley Forge Life Insurance Company Variable Annuity Separate Account.

     VARIABLE CONTRACT VALUE: The sum of all Subaccount Values.

     VARIABLE ANNUITY PAYMENT: An Annuity Payment that may vary in amount from one Annuity Payment Date to the next as a function of the investment experience of one or more Subaccounts selected by the Owner to support such payments.

     VFL: Valley Forge Life Insurance Company.

     WRITTEN NOTICE: A notice or request submitted in writing in a form satisfactory to VFL that the Owner signs and VFL receives at the Service Center.

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

     The Variable Account commenced operations in 1997. Following are the number of Accumulation Units outstanding and their values at inception, at December 31, 1997 and December 31, 1998. This information should be read in conjunction with the financial statements, including related notes, for the Variable Annuity Separate Account (as well as the independent auditor's report thereon) which are included in the Statement of Additional Information ("SAI"). The SAI, having the same date as this prospectus and providing additional information about the Contract and the Variable Account, has been filed with the SEC and is incorporated herein by reference.

     The audited financial statements of VFL (as well as the independent auditor's report thereon) appear elsewhere herein.


------------------------------------------------------------------------------------------------------------------------------
                                               FEDERATED
                       FEDERATED                 HIGH      FIDELITY   FIDELITY
                         PRIME     FEDERATED    INCOME       VIP       VIP II    FIDELITY                   ALGER      ALGER
                         MONEY      UTILITY      BOND      EQUITY-     ASSET      VIP II      FIDELITY    AMERICAN    AMERICAN
                        FUND II     FUND II     FUND II     INCOME    MANAGER    INDEX 500   CONTRAFUND   SMALL CAP    GROWTH
------------------------------------------------------------------------------------------------------------------------------
Unit value at
 inception...........  $  10.00     $ 10.00     $ 10.00    $ 10.00    $ 10.00     $ 10.00     $ 10.00      $ 10.00    $ 10.00
Unit value at
 December 31, 1997...  $   1.00     $ 14.29     $ 10.95    $ 24.28    $ 18.01     $114.39     $ 19.94      $ 43.75    $ 42.76
Units outstanding at
 December 31, 1997...  861,083.8    3,546.7    17,395.3    20,427.1   14,845.4    4,920.8    16,502.8      4,473.8    5,832.2
Unit value at
 December 31, 1998...  $   1.00     $ 15.27     $ 10.92    $ 25.42    $ 18.16     $141.25     $ 24.44      $ 43.97    $ 53.22
Units outstanding at
 December 31, 1998...  5,562,204    110,914     289,997    167,760    124,340      75,681     151,918       36,417    102,309
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        ALGER                             MFS                                 SOGEN      VANECK      VANECK
                       AMERICAN     MFS                 GROWTH      MFS                     OVERSEAS    WORLDWIDE   WORLDWIDE
                       MID-CAP    EMERGING     MFS       WITH     LIMITED        MFS        VARIABLE      HARD      EMERGING
                        GROWTH     GROWTH    RESEARCH   INCOME    MATURITY   TOTAL RETURN   PORTFOLIO    ASSETS      MARKETS
-----------------------------------------------------------------------------------------------------------------------------
Unit value at
 inception...........  $ 10.00    $ 10.00    $ 10.00    $10.00    $ 10.00      $ 10.00       $ 10.00     $ 10.00     $ 10.00
Unit value at
 December 31, 1997...  $ 24.18    $ 16.14    $ 15.79    $16.44    $ 10.01      $ 16.63       $  9.77     $ 15.72     $ 11.00
Units outstanding at
 December 31, 1997...  1,754.7    8,776.2    9,906.0    13,322.2  8,162.4     15,625.0      77,061.7       574.9     1,535.5
Unit value at
 December 31, 1998...  $ 28.87    $ 21.47    $ 19.05    $20.11    $ 10.16      $ 18.12       $ 10.07     $  9.20     $  7.12
Units outstanding at
 December 31, 1998...   40,631    136,181     88,093    118,618   101,531      104,481       202,429      15,342      56,387
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX B

     The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option, by the Market Value Adjustment factor. The Market Value Adjustment factor is calculated as follows:

     Market Value Adjustment = Amount multiplied by

                                            F11+A2  (N/12)      G
                                    --------------------------------------------
                                              1+B        -1

          Where:

          "Amount" is the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option less any applicable annual administration fees or transfer processing fees;

          "a" is the Guaranteed Interest Rate currently being credited to the "Amount"; and

          "b" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the time remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken. Where the time remaining to the expiration of the Guarantee Period is not 1, 3, 5, 7, or 10 years, "b" is the rate found by linear interpolation of the rate for the Guarantee Period having the duration closest to the time remaining or, if the time remaining is less than 1 year, "b" is the rate for a 1 year period; and

          "n" is the number of complete months remaining before the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken.

     As an example of calculating "b" by linear interpolation, if the time remaining to the expiration of the Guarantee Period is 4.5 years, the interpolated Guaranteed Interest Rate is equal to the sum of one-fourth of the three-year Guaranteed Interest Rate and three-fourths of the five-year Guaranteed Interest Rate. If the three-year Guaranteed Interest Rate is 3.6% and the five-year Guaranteed Interest Rate is 4%, the interpolated Guaranteed Interest Rate equals 3.9%--that is, 3.6% multiplied by 0.25 plus 4% multiplied by 0.75.

     The Market Value Adjustment is computed as in the following examples:

     1. Assume that the Owner selects a 7 year Guarantee Period and that VFL is crediting a 3.75% effective annual interest rate on the amount allocated or transferred to such Guarantee Period. Assume also that 55 months into the 7-year Period (seven months into the fifth year), the Owner withdraws $7,500.

     If at the time of the withdrawal VFL is offering a 3.4% effective annual rate of interest on Guarantee Periods of 3 years and a 3.0% effective annual rate of interest on Guarantee Periods of 1 year, then:

     a = 0.03750

     b = 0.03283 = (0.034 * 17/24) + (0.03 * 7/24) = linear interpolation between the 3 year rate and the 1 year rate

     The MVA factor = F(1.03750)G(29/12)-1 = 0.01096
                         -----------------------------------
                       (1.03283)

     MVA = $7,500.00 * 0.01096 = $82.20 Amount received = $7,500 + $82.20 =
$7,582.20

     If at the time of the withdrawal VFL is offering a 5.75% effective annual rate of interest on Guarantee Periods of 3 years and a 6.5% effective annual rate of interest on Guarantee Periods of 1 year, then:

     a = 0.03750

     b = 0.05969 = (0.0575 * 17/24) + (0.065 * 7/24) = linear interpolation between the 3 year rate and the 1 year rate

     The MVA factor = F(1.03750)G(29/12)-1 = -0.04986
                         -----------------------------------
                       (1.05969)

     MVA = $7,500.00 * -0.04986 = -$373.95

     Amount received = $7,500 - $373.95 = $7,126.05

                                   APPENDIX C

     Assume that an Owner makes purchase payments on the first day of certain Contract Years as shown in the table below. Assume also that the Owner withdraws $7,500 during the seventh month of Contract Year five and $5,000 at the beginning of Contract Years thirteen and fifteen. Assume that the Annuitant is younger than age 76 for all twenty years. All "beginning of year death benefits" are computed as of the first day of the Contract Year except for the figure for Contract Year 5 which is computed as of the seventh month of that year (i.e., as of the time of the $7,500 withdrawal).

EXPLANATIONS:

     The Death Benefit at the beginning of Contract Years 1 through 4 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the year for which the computation is being made.

     The Death Benefit at the end of month 7 of Contract Year 5 is determined from the prior year's Contract Value plus the purchase payment made at the beginning of that year, minus the $7,500 withdrawn in the seventh month minus a $318.75 surrender charge assessed in connection with the withdrawal.

     The Death Benefit at the beginning of Contract Years 6 through 10 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the Year for which the computation is being made. Since the first day of Contract Year 6 is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $8,506.

     The Death Benefit at the beginning of Contract Year 11 is determined solely from the prior Year's Contract Value. Since this is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $42,610.

     The Death Benefit at the beginning of Contract Year 12 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610. This is so because the Contract Value declined and no purchase payments or withdrawals occurred since the prior reset of the death benefit floor amount.

     The Death Benefit at the beginning of Contract Year 13 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for the $5,000 withdrawal. The $36,762 results from $42,610 being multiplied by $31,432/$36,432.

     The Death Benefit at the beginning of Contract Year 14 is the minimum death benefit which is the most recently reset death benefit floor amount adjusted for the $5,000 withdrawal made since that floor amount was set, or $36,762.

     The Death Benefit at the beginning of Contract Year 15 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from $42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908.

     The Death Benefit at the beginning of Contract Year 16 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from

$42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908. Even though this is a death benefit floor computation anniversary, the death benefit floor amount is not reset since the Contract Value has not exceeded its previous high of $42,610 occurring in Contract Year
10. No purchase payments or withdrawals were made.

     The Death Benefit at the beginning of Contract Year 17 through 20 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set and adjusted further for the $10,000 purchase payment made on the first day of Contract Year 17.

----------------------------------------------------------------------------------------------------
                                        ACCUMULATED
 BEGINNING                                  NET       END OF YEAR                     BEGINNING YEAR
OF CONTRACT   PURCHASE                   PURCHASE     ACCUMULATION    END OF YEAR         DEATH
   YEAR       PAYMENTS    WITHDRAWALS    PAYMENTS      UNIT VALUE    CONTRACT VALUE      BENEFIT
----------------------------------------------------------------------------------------------------
     1         $ 2,000      $    0        $ 2,000       10.50000        $ 2,100          $ 2,000
----------------------------------------------------------------------------------------------------
     2         $ 2,000      $    0        $ 4,000       11.23500        $ 4,387          $ 4,100
----------------------------------------------------------------------------------------------------
     3         $ 2,500      $    0        $ 6,500       12.13380        $ 7,438          $ 6,887
----------------------------------------------------------------------------------------------------
     4         $ 3,000      $    0        $ 9,500       13.34718        $11.482          $10.438
----------------------------------------------------------------------------------------------------
     5         $ 4,000      $7,500        $ 6,000       14.81537        $ 8,506          $ 7,663
----------------------------------------------------------------------------------------------------
     6         $ 5,000      $    0        $11,000       16.59321        $15,127          $13,506
----------------------------------------------------------------------------------------------------
     7         $ 5,000      $    0        $16,000       18.25254        $22,139          $20,127
----------------------------------------------------------------------------------------------------
     8         $ 5,000      $    0        $21,000       19.71274        $29,310          $27,139
----------------------------------------------------------------------------------------------------
     9         $ 5,000      $    0        $26,000       20.89550        $36,369          $34,310
----------------------------------------------------------------------------------------------------
    10         $ 5,000      $    0        $31,000       21.52237        $42,610          $41,369
----------------------------------------------------------------------------------------------------
    11         $     0      $    0        $31,000       20.44625        $40,480          $42,610
----------------------------------------------------------------------------------------------------
    12         $     0      $    0        $31,000       18.40162        $36,432          $42,610
----------------------------------------------------------------------------------------------------
    13         $     0      $5,000        $26,000       15.64138        $26,717          $36,762
----------------------------------------------------------------------------------------------------
    14         $     0      $    0        $26,000       12.82593        $21,908          $36,762
----------------------------------------------------------------------------------------------------
    15         $     0      $5,000        $21,000       13.46723        $17,753          $28,372
----------------------------------------------------------------------------------------------------
    16         $     0      $    0        $21,000       14.14059        $18,641          $28,372
----------------------------------------------------------------------------------------------------
    17         $10,000      $    0        $31,000       14.14059        $28,641          $38,372
----------------------------------------------------------------------------------------------------
    18         $     0      $    0        $31,000       13.43356        $27,209          $38,372
----------------------------------------------------------------------------------------------------
    19         $     0      $    0        $31,000       13.43356        $27,209          $38,372
----------------------------------------------------------------------------------------------------
    20         $     0      $    0        $31,000       13.97090        $28,297          $38,372
----------------------------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                      VALLEY FORGE LIFE INSURANCE COMPANY
                                      AND
              VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT

     THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1999 IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1999 FOR THE VALLEY FORGE LIFE INSURANCE COMPANY FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE PURCHASING A CONTRACT. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO THE SERVICE CENTER AT P.O. BOX 305139, NASHVILLE, TENNESSEE 37230-5139 OR BY TELEPHONE 1-800-262-1755.

                               TABLE OF CONTENTS

PERFORMANCE INFORMATION.....................................   1
   Money Market Subaccount Yields...........................   1
   Other Subaccount Yields..................................   2
   Average Annual Total Returns.............................   3
   Other Total Returns......................................   4
   Effect of the Annual Administration Fee on Performance
     Data...................................................   4
VARIABLE ANNUITY PAYMENTS...................................   4
   Annuity Unit Value.......................................   4
   Illustration of Calculation of Annuity Unit Value........   5
   Illustration of Variable Annuity Payments................   5
VALUATION DAYS..............................................   5
OTHER INFORMATION...........................................   5
FINANCIAL STATEMENTS........................................   5

                            PERFORMANCE INFORMATION


     From time to time, Valley Forge Life Insurance Company ("VFL" or "the Company") may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.


     Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Funds. The calculation of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range generally from 0% to 3.5% of the annuity considerations (purchase payments) based on the jurisdiction is which the Contract is sold.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on that Fund's portfolio securities.

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Subaccount attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual administration fee; 2) the mortality and expense risk charge; and 3) the asset-based administration charge. For purposes of calculating current yields for a Contract, an average per unit annual administration fee is used based on the $30 annual administration fee deducted for the prior Contract Year of the Contract Anniversary. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

    NCS   =   the net change in the value of the Money Market Subaccount
              (exclusive of realized gains or losses on the sale of
              securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
    ES    =   Per unit expenses attributable to the hypothetical account for the seven-day period.
    UV    =   The unit value for the first day of the seven-day period.

     Effective Yield = (1 + (NCS - ES)/UV) 365/7 - 1

     Where:

    NCS   =   the net change in the value of the Money Market Subaccount
              (exclusive of realized gains or losses on the sale of
              securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
    ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.
    UV    =   the unit value for the first day of the seven-day period.

     Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Fund and the Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the surrender charge under the Contract equal to 4% to 7% of certain purchase payments during the five full years between the date of receipt of the purchase payment and the date of surrender or withdrawal.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the annual administration fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes an annual administration fee of $30 per year per Contract deducted for the prior Contract Year as of the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, an average administration fee based on the average Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield = 2 X (((NI - ES)/(U X UV) + 1) 6 - 1)

     Where:

    NI    =   net income of the Fund for the 30-day or one-month period
              attributable to the Subaccount's units.
    ES    =   expenses of the Subaccount for the 30-day or one-month
              period.
    U     =   the average number of units outstanding.
    UV    =   the unit value at the close (highest) of the last day in the
              30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A subaccount's actual yield is affected by the types and quality of the securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the surrender charge under the Contract equal to 4% to 7% of certain purchase payments during the five full years between the date of receipt of the purchase payment and the date of surrender or withdrawal.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may quote standard average annual total returns for one or more of the Subaccounts for Various periods of time.

     When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the asset-based administration charge and the annual administration fee. The calculation assumes that the annual administration fee is $30 per year per Contract deducted for the prior Contract Year as of the Contract Anniversary. For purposes of calculating standard average annual total return, an average per-dollar per-day annual administration fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard average annual total returns will therefore reflect a deduction of the surrender charge for any period less than six years. The standard average annual total return is calculated according to the following formula:

    TR    =   ((ERV/P 1/N) - 1
    Where:
    TR    =   the average annual total return net of Subaccount recurring charges.
    ERV   =   the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the
              period.
    P     =   a hypothetical initial payment of $1,000.
    N     =   the number of years in the period.

     From time to time, sales literature or advertisements any quote standard average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Subaccounts is calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

     Fund total return information used to calculate the standard average annual total returns of the Subaccounts for periods prior to the inception of the Subaccounts has been provided by the Funds. The Funds are not affiliated with the Company. While the Company has no reason to doubt the accuracy of these figures provided by the Funds, the Company has not independently verified the accuracy of these figures.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

     The company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

    CTR   =   (ERV/P) - 1
    Where:
    CTR   =   The cumulative total return net of Subaccount recurring
              charges for the period.
    ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.
    P     =   A hypothetical single payment of $1,000.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

     The Contract provides for a $30 annual administration fee to be deducted annually for each prior Contract Year as of the Contract Anniversary, from the Subaccount Values and Guarantee Amounts based on the proportion that each bears to the Contract Value. For purposes of reflecting the change in yield and total return quotations, the charge is converted into a per-dollar per-day charge based on the average Subaccount Value and Guarantee Amount of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                           VARIABLE ANNUITY PAYMENTS

ANNUITY UNIT VALUE

     The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Annuity Payments" in the Prospectus.) The Annuity Unit Value for each Subaccount's first Valuation Period was set at $10. The Annuity Unit Value for a Subaccount for each subsequent Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

     (a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated;

     (b) is the Annuity Unit Value for the preceding Valuation Period; and

     (c) is a daily Benchmark Rate of Return factor (for the 3% benchmark rate of return) adjusted for the number of days in the Valuation Period.

     The Benchmark Rate of Return factor is equal to one plus 3%, or 1.03. The annual factor can be translated into a daily factor of 1.00008098.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of several Variable Annuity Payments based on one Subaccount.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1.  Annuity Unit Value for immediately preceding Valuation
     Period......................................................  10.00000000
 2.  Net Investment factor.......................................   1.00036164
 3.  Daily factor to compensate for Benchmark Rate of Return of
     3%..........................................................   1.00008099
 4.  Adjusted Net Investment Factor (2)/(3)......................   1.00028063
 5.  Annuity Unit Value for current Valuation Period (4)X(1).....  10.00280630

                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS
                    (ASSUMING NO PREMIUM TAX IS APPLICABLE)

 1.  Number of Accumulation Units at Annuity Date................     1,000.00
 2.  Accumulation Unit Value.....................................  12.55548000
 3.  Adjusted Contract Value (1)X(2).............................  $ 12,555.48
 4.  First monthly Annuity Payment per $1,000 of adjusted
     Contract Value..............................................         9.63
 5.  First monthly Annuity Payment (3)X(4)/1,000.................  $    120.91
 6.  Annuity Unit Value..........................................  10.00280630
 7.  Number of Annuity Units (5)/(6).............................  12.08760785
 8.  Assume Annuity Unit value for second month equal to.........  10.04000000
 9.  Second Monthly Annuity Payment (7)X(8)......................  $    121.36
10.  Assume Annuity Unit Value for third month equal to..........  10.05000000
11.  Third Monthly Annuity Payment (7)X(10)......................  $    121.48

                                 VALUATION DAYS

     As defined in the prospectus, for each Subaccount a Valuation Day is each day on which the New York Stock Exchange is open for business, except for certain holidays listed in the prospectus and days that a Subaccount's corresponding Fund does not value its shares.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS


     Financial statements of VFL are presented in the prospectus. The following financial statements are for the Valley Forge Life Insurance Company Variable Annuity Separate Account.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------


To the Contractholders of Valley Forge Life Insurance Company Variable Annuity Separate Account and the Board of Directors of Valley Forge Life Insurance
Company:



     We have audited the accompanying statements of assets and liabilities of the subaccounts of Valley Forge Life Insurance Company Variable Annuity Separate Account (the "Account") as of December 31, 1998 and 1997, and the related statements of operations and changes in net assets for the year ended December 31, 1998 and the period from inception through December 31, 1997. The subaccounts that collectively comprise the Account are the Federated Prime Money Fund II, Federated Utility Fund II, Federated High Income Bond Fund II, Fidelity Variable Insurance Products Fund Equity-Income Portfolio, Fidelity Variable Insurance Products Fund II Asset Manager Portfolio, Fidelity Variable Insurance Products Fund II Index 500 Portfolio, Fidelity Variable Insurance Products Fund II Contrafund Portfolio, The Alger American Fund Small Capitalization Portfolio, The Alger American Growth Portfolio, The Alger American MidCap Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, MFS Growth With Income Series, MFS Limited Maturity Series, MFS Total Return Series, SoGen Overseas Variable Fund, Van Eck Worldwide Hard Assets Fund and Van Eck Emerging Markets Fund. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 and 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts that comprise the Account as of December 31, 1998 and 1997, the results of their operations and the changes in their net assets for the year ended December 31, 1998 and the period from inception through December 31, 1997, in conformity with generally accepted accounting principles.



Chicago, Illinois


February 23, 1999

                      STATEMENTS OF ASSETS AND LIABILITIES


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                FIDELITY     FIDELITY
                                      FEDERATED    FEDERATED     FEDERATED      EQUITY-       ASSET       FIDELITY      FIDELITY
                                     PRIME MONEY    UTILITY     HIGH INCOME      INCOME      MANAGER      INDEX 500    CONTRAFUND
         DECEMBER 31, 1998             FUND II      FUND II     BOND FUND II   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value:      $5,562,204    $1,693,662    $3,166,765    $4,264,468   $2,258,023   $10,689,980   $3,710,438
                                     ----------    ----------    ----------    ----------   ----------   -----------   ----------
     TOTAL ASSETS                     5,562,204     1,693,662     3,166,765     4,264,468    2,258,023    10,689,980    3,710,438
                                     ----------    ----------    ----------    ----------   ----------   -----------   ----------
LIABILITIES                              -             -             -             -            -             -            -
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                           $5,562,204    $1,693,662    $3,166,765    $4,264,468   $2,258,023   $10,689,980   $3,710,438
=================================================================================================================================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                FIDELITY     FIDELITY
                                      FEDERATED    FEDERATED     FEDERATED      EQUITY-       ASSET       FIDELITY      FIDELITY
                                     PRIME MONEY    UTILITY     HIGH INCOME      INCOME      MANAGER      INDEX 500    CONTRAFUND
         DECEMBER 31, 1997             FUND II      FUND II     BOND FUND II   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value:      $  861,084    $   50,683    $  190,479    $  495,969   $  267,366   $   562,885   $  329,066
                                     ----------    ----------    ----------    ----------   ----------   -----------   ----------
     TOTAL ASSETS                       861,084        50,683       190,479       495,969      267,366       562,885      329,066
                                     ----------    ----------    ----------    ----------   ----------   -----------   ----------
LIABILITIES                              -             -             -             -            -             -            -
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                           $  861,084    $   50,683    $  190,479    $  495,969   $  267,366   $   562,885   $  329,066
=================================================================================================================================



                 See accompanying Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       THE ALGER                   THE ALGER                                 MFS
                                       AMERICAN      THE ALGER     AMERICAN       MFS                      GROWTH        MFS
                                        SMALL         AMERICAN      MIDCAP      EMERGING       MFS          WITH       LIMITED
                                    CAPITALIZATION     GROWTH       GROWTH       GROWTH      RESEARCH      INCOME      MATURITY
      DECEMBER 31, 1998               PORTFOLIO      PORTFOLIO    PORTFOLIO      SERIES       SERIES       SERIES       SERIES
                                    ---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value:       $1,601,255     $5,444,900   $1,173,004   $2,923,811   $1,678,171   $2,385,418   $1,031,558
                                      ----------     ----------   ----------   ----------   ----------   ----------   ----------
     TOTAL ASSETS                      1,601,255      5,444,900    1,173,004    2,923,811    1,678,171    2,385,418    1,031,558
                                      ----------     ----------   ----------   ----------   ----------   ----------   ----------
LIABILITIES                              -               -            -            -            -            -            -
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                            $1,601,255     $5,444,900   $1,173,004   $2,923,811   $1,678,171   $2,385,418   $1,031,558
=================================================================================================================================



                                                                    VAN ECK
                                           MFS         SOGEN      WORLDWIDE
                                          TOTAL       OVERSEAS      HARD
                                          RETURN      VARIABLE     ASSETS
      DECEMBER 31, 1998                   SERIES        FUND        FUND
                                      -------------------------------------
ASSETS:
  Investments, at market value:         $1,893,187   $2,038,462   $141,143
                                        ----------   ----------   --------
     TOTAL ASSETS                        1,893,187    2,038,462    141,143
                                        ----------   ----------   --------
LIABILITIES                                 -            -           -
--------------------------------------------------------------------------
NET ASSETS                              $1,893,187   $2,038,462   $141,143
==========================================================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        THE ALGER                   THE ALGER                                 MFS
                                         AMERICAN      THE ALGER     AMERICAN       MFS                      GROWTH        MFS
                                          SMALL         AMERICAN      MIDCAP      EMERGING       MFS          WITH       LIMITED
                                      CAPITALIZATION     GROWTH       GROWTH       GROWTH      RESEARCH      INCOME      MATURITY
      DECEMBER 31, 1997                 PORTFOLIO      PORTFOLIO    PORTFOLIO      SERIES       SERIES       SERIES       SERIES
                                      ---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value:            195,731
                                        $              $  249,383   $   42,427   $  141,648   $  156,415   $  219,017   $   81,706
     TOTAL ASSETS                       ----------     ----------   ----------   ----------   ----------   ----------   ----------
                                           195,731        249,383       42,427      141,648      156,415      219,017       81,706
LIABILITIES                             ----------     ----------   ----------   ----------   ----------   ----------   ----------
------------------------------------       -               -            -            -            -            -            -
NET ASSETS                            ---------------------------------------------------------------------------------------------
                                        $  195,731     $  249,383   $   42,427   $  141,648   $  156,415   $  219,017   $   81,706
==================================================================================================================================



                                                                   VAN ECK
                                           MFS         SOGEN      WORLDWIDE
                                          TOTAL       OVERSEAS      HARD
                                          RETURN      VARIABLE     ASSETS
      DECEMBER 31, 1997                   SERIES        FUND        FUND
                                      -------------------------------------
ASSETS:
  Investments, at market value:       $  259,844   $  752,892   $  9,037
                                      ----------   ----------   --------
     TOTAL ASSETS                        259,844      752,892      9,037
                                      ----------   ----------   --------
LIABILITIES                                    -            -          -
                                      ----------------------------------
NET ASSETS                            $  259,844   $  752,892   $  9,037
========================================================================



                 See accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                         FIDELITY    FIDELITY
                                 FEDERATED    FEDERATED    FEDERATED      EQUITY-      ASSET      FIDELITY     FIDELITY
FOR THE YEAR ENDED              PRIME MONEY    UTILITY    HIGH INCOME     INCOME      MANAGER    INDEX 500    CONTRAFUND
DECEMBER 31, 1998                 FUND II      FUND II    BOND FUND II   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividend income               $295,559     $ 11,976      $ 14,362     $ 37,197    $ 34,952    $   53,264    $ 26,355
                                 --------     --------      --------     --------    --------    ----------    --------
                                  295,559       11,976        14,362       37,197      34,952        53,264      26,355
                                 --------     --------      --------     --------    --------    ----------    --------
Expenses:
   Mortality and expense risk
     and administration charges    88,446        8,774        23,782       28,910      15,939        75,642      22,913
                                 --------     --------      --------     --------    --------    ----------    --------
                                   88,446        8,774        23,782       28,910      15,939        75,642      22,913
                                 --------     --------      --------     --------    --------    ----------    --------
      NET INVESTMENT INCOME
        (LOSS)                    207,113        3,202        (9,420)       8,287      19,013       (22,378)      3,442
                                 --------     --------      --------     --------    --------    ----------    --------
Investment gains and (losses):
   Net realized gains (losses)        634       26,859        (8,426)      (6,499)    (25,723)      153,627      34,709
   Net unrealized gains
     (losses)                       -           70,495       (18,378)     193,083     166,937     1,134,905     472,743
                                 --------     --------      --------     --------    --------    ----------    --------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)                634       97,354       (26,804)     186,584     141,214     1,288,532     507,452
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                     $207,747     $100,556      $(36,224)    $194,871    $160,227    $1,266,154    $510,894
========================================================================================================================
FOR THE PERIOD FROM INCEPTION
TO
DECEMBER 31, 1997                4-MAR-97     17-MAR-97     1-MAY-97     21-FEB-97   21-FEB-97   17-MAR-97    21-FEB-97
------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividend income               $ 21,053     $     82      $  1,192        -           -            -            -
                                 --------     --------      --------     --------    --------    ----------    --------
                                   21,053           82         1,192        -           -            -            -
                                 --------     --------      --------     --------    --------    ----------    --------
Expenses:
   Mortality, expense risk and
     administration charges         5,938          150           647     $  1,842    $  1,397    $    1,805    $    917
                                 --------     --------      --------     --------    --------    ----------    --------
                                    5,938          150           647        1,842       1,397         1,805         917
                                 --------     --------      --------     --------    --------    ----------    --------
      NET INVESTMENT INCOME
        (LOSS)                     15,115          (68)          545       (1,842)     (1,397)       (1,805)       (917)
                                 --------     --------      --------     --------    --------    ----------    --------
Investment gains and (losses):
   Net realized gains (losses)      -               85         1,461       18,226      11,160         9,302       3,732
   Net unrealized gains
     (losses)                       -            4,190         3,915        6,272       1,593        19,813       4,074
                                 --------     --------      --------     --------    --------    ----------    --------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)              -            4,275         5,376       24,498      12,753        29,115       7,806
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                     $ 15,115     $  4,207      $  5,921     $ 22,656    $ 11,356    $   27,310    $  6,889
========================================================================================================================

                See accompanying Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  THE ALGER                   THE ALGER                              MFS
                                   AMERICAN      THE ALGER    AMERICAN       MFS                   GROWTH        MFS         MFS
                                    SMALL         AMERICAN     MIDCAP     EMERGING       MFS        WITH       LIMITED      TOTAL
                                CAPITALIZATION     GROWTH      GROWTH      GROWTH     RESEARCH     INCOME     MATURITY     RETURN
                                  PORTFOLIO      PORTFOLIO    PORTFOLIO    SERIES      SERIES      SERIES      SERIES      SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividend income                 $128,450      $  341,214   $ 25,115    $  5,508    $  7,886       -           -         $27,446
                                   --------      ----------   --------    --------    --------    --------    --------     -------
                                    128,450         341,214     25,115       5,508       7,886       -           -          27,446
                                   --------      ----------   --------    --------    --------    --------    --------     -------
Expenses:
   Mortality and expense risk
     and administration charges      12,751          33,774      6,729      16,497       9,361    $ 16,356    $  7,862      14,613
                                   --------      ----------   --------    --------    --------    --------    --------     -------
                                     12,751          33,774      6,729      16,497       9,361      16,356       7,862      14,613
                                   --------      ----------   --------    --------    --------    --------    --------     -------
      NET INVESTMENT INCOME
        (LOSS)                      115,699         307,440     18,386     (10,989)     (1,475)    (16,356)     (7,862)     12,833
                                   --------      ----------   --------    --------    --------    --------    --------     -------
Investment gains and (losses):
   Net realized gains (losses)      (39,387)        (39,007)   (16,647)     40,933      10,492      40,525      11,121      20,622
   Net unrealized gains
     (losses)                        41,796         805,569    148,089     507,545     161,921     194,052     (22,155)     48,663
                                   --------      ----------   --------    --------    --------    --------    --------     -------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)                2,409         766,562    131,442     548,478     172,413     234,577     (11,034)     69,285
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       $118,108      $1,074,002   $149,828    $537,489    $170,938    $218,221    $(18,896)    $82,118
===================================================================================================================================
FOR THE PERIOD FROM INCEPTION
TO
DECEMBER 31, 1997                  3-APR-97      17-JUN-97    21-FEB-97   21-FEB-97   21-FEB-97   13-MAR-97   1-MAY-97    21-FEB-97
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividend income                 $     51          -        $     89       -           -        $  5,132    $  3,140       -
                                   --------      ----------   --------    --------    --------    --------    --------     -------
                                         51          -              89       -           -           5,132       3,140       -
                                   --------      ----------   --------    --------    --------    --------    --------     -------
Expenses:
   Mortality, expense risk and
     administration charges             661      $      621        199    $    692    $    969         792         470     $ 1,259
                                   --------      ----------   --------    --------    --------    --------    --------     -------
                                        661             621        199         692         969         792         470       1,259
                                   --------      ----------   --------    --------    --------    --------    --------     -------
      NET INVESTMENT INCOME
        (LOSS)                         (610)           (621)      (110)       (692)       (969)      4,340       2,670      (1,259)
                                   --------      ----------   --------    --------    --------    --------    --------     -------
Investment gains and (losses):
   Net realized gains (losses)        5,548             732      1,490         122       3,145       2,986       1,202       5,264
   Net unrealized gains
     (losses)                       (13,637)         (8,997)    (1,453)      3,958       5,519       5,310      (1,986)     11,648
                                   --------      ----------   --------    --------    --------    --------    --------     -------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)               (8,089)         (8,265)        37       4,080       8,664       8,296        (784)     16,912
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       $ (8,699)     $   (8,886)  $    (73)   $  3,388    $  7,695    $ 12,636    $  1,886     $15,653
===================================================================================================================================


                                                     VAN ECK
                                          SOGEN     WORLDWIDE      VAN ECK
                                         OVERSEAS     HARD        EMERGING
                                         VARIABLE    ASSETS        MARKETS
                                           FUND       FUND          FUND
                                      ----------------------      ---------
Investment income:
   Dividend income                          -       $  5,831      $     783
                                         --------   --------      ---------
                                            -          5,831            783
                                         --------   --------      ---------
Expenses:
   Mortality and expense risk
     and administration charges          $ 24,005      1,223          3,457
                                         --------   --------      ---------
                                           24,005      1,223          3,457
                                         --------   --------      ---------
      NET INVESTMENT INCOME
        (LOSS)                            (24,005)     4,608         (2,674)
                                         --------   --------      ---------
Investment gains and (losses):
   Net realized gains (losses)                (62)   (20,683)       (49,149)
   Net unrealized gains
     (losses)                             (64,430)   (20,082)       (60,604)
                                         --------   --------      ---------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)                    (64,492)   (40,765)      (109,753)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                             $(88,497)  $(36,157)     $(112,427)
===========================================================================
FOR THE PERIOD FROM INCEPTION
TO
DECEMBER 31, 1997                        3-FEB-97   3-APR-97
---------------------------------------------------------------------------
Investment income:
   Dividend income                          -          -              -
                                         --------   --------      ---------
                                            -          -              -
                                         --------   --------      ---------
Expenses:
   Mortality, expense risk and
     administration charges              $  8,364   $     20      $      94
                                         --------   --------      ---------
                                            8,364         20             94
                                         --------   --------      ---------
      NET INVESTMENT INCOME
        (LOSS)                             (8,364)       (20)           (94)
                                         --------   --------      ---------
Investment gains and (losses):
   Net realized gains (losses)              7,592         11           (404)
   Net unrealized gains
     (losses)                             (34,846)      (189)        (4,665)
                                         --------   --------      ---------
      NET REALIZED AND
        UNREALIZED INVESTMENT
        GAINS (LOSSES)                    (27,254)      (178)        (5,069)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                             $(35,618)  $   (198)     $  (5,163)
===========================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                             FIDELITY       FIDELITY
                                 FEDERATED     FEDERATED     FEDERATED        EQUITY-        ASSET       FIDELITY      FIDELITY
     FOR THE PERIOD ENDED       PRIME MONEY     UTILITY     HIGH INCOME       INCOME        MANAGER      INDEX 500    CONTRAFUND
       DECEMBER 31, 1998          FUND II       FUND II     BOND FUND II     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $   207,113    $   3,202     $   (9,420)    $    8,287     $   19,013   $   (22,378)  $    3,442
 Net realized and unrealized
   gains (losses)                       634       97,354        (26,804)       186,584        141,214     1,288,532      507,452
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
   Change in net assets
     resulting from operations      207,747      100,556        (36,224)       194,871        160,227     1,266,154      510,894
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
From capital transactions:
 Net premiums/deposits           24,848,283    1,307,253      2,301,701      2,167,250      1,237,984     6,238,184    1,114,162
 Death benefits                     (15,275)     (19,978)       (13,846)        (7,421)        -             -           (10,449)
 Surrenders                        (198,856)     (15,885)       (12,264)       (37,904)        (1,620)      (50,773)     (23,821)
 Withdrawals                       (112,539)     (77,318)       (93,235)       (31,134)       (22,890)     (110,964)     (23,659)
 Transfers into (out of)
   subaccounts, net -- Note 1   (20,028,240)     348,351        830,154      1,482,837        616,956     2,784,494    1,814,245
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
   Change in net assets
     resulting from capital
     transactions                 4,493,373    1,542,423      3,012,510      3,573,628      1,830,430     8,860,941    2,870,478
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
Increase in net assets            4,701,120    1,642,979      2,976,286      3,768,499      1,990,657    10,127,095    3,381,372
Net assets at beginning of
 period                             861,084       50,683        190,479        495,969        267,366       562,885      329,066
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
NET ASSETS AT END OF PERIOD     $ 5,562,204    $1,693,662    $3,166,765     $4,264,468     $2,258,023   $10,689,980   $3,710,438
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $      1.00    $   15.27     $    10.92     $    25.42     $    18.16   $    141.25   $    24.44
================================================================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                           5,562,204      110,914        289,997        167,760        124,340        75,681      151,818
================================================================================================================================
 FOR THE PERIOD FROM INCEPTION
              TO
       DECEMBER 31, 1997          4-MAR-97     17-MAR-97      1-MAY-97       21-FEB-97     21-FEB-97     17-MAR-97    21-FEB-97
--------------------------------------------------------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $    15,115    $     (68)    $      545     $   (1,842)    $   (1,397)  $    (1,805)  $     (917)
 Net realized and unrealized
   gains (losses)                    -             4,275          5,376         24,498         12,753        29,115        7,806
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
   Change in net assets
     resulting from operations       15,115        4,207          5,921         22,656         11,356        27,310        6,889
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
From capital transactions:
 Net premiums/deposits            3,534,379       22,534        116,421        427,889        186,728       444,865      146,548
 Withdrawals                         (6,610)       -               (507)          (701)           (12)         (704)      -
 Transfers into (out of)
   subaccounts, net -- Note 1    (2,681,800)      23,942         68,644         46,125         69,294        91,414      175,629
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
   Change in net assets
     resulting from capital
     transactions                   845,969       46,476        184,558        473,313        256,010       535,575      322,177
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
Increase in net assets              861,084       50,683        190,479        495,969        267,366       562,885      329,066
Net assets at beginning of
 period                              -             -             -              -              -             -            -
                                ------------   ----------    ----------     ----------     ----------   -----------   ----------
NET ASSETS AT END OF PERIOD     $   861,084    $  50,683     $  190,479     $  495,969     $  267,366   $   562,885   $  329,066
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $      1.00    $   14.29     $    10.95     $    24.28     $    18.01   $    114.39   $    19.94
================================================================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                             861,084        3,547         17,395         20,427         14,845         4,921       16,503
================================================================================================================================


                See accompanying Notes to Financial Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    THE                         THE
                                   ALGER           THE         ALGER                                   MFS
                                  AMERICAN        ALGER       AMERICAN       MFS                      GROWTH        MFS
                                   SMALL         AMERICAN      MIDCAP      EMERGING       MFS          WITH       LIMITED
     FOR THE PERIOD ENDED      CAPITALIZATION     GROWTH       GROWTH       GROWTH      RESEARCH      INCOME      MATURITY
       DECEMBER 31, 1998         PORTFOLIO      PORTFOLIO    PORTFOLIO      SERIES       SERIES       SERIES       SERIES
--------------------------------------------------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $   115,699     $  307,440   $   18,386   $  (10,989)  $   (1,475)  $ (16,356)   $  (7,862)
 Net realized and unrealized
   gains (losses)                     2,409        766,562      131,442      548,478      172,413     234,577      (11,034)
                                -----------     ----------   ----------   ----------   ----------  ----------   ----------
   Change in net assets
     resulting from operations      118,108      1,074,002      149,828      537,489      170,938     218,221      (18,896)
                                -----------     ----------   ----------   ----------   ----------  ----------   ----------
From capital transactions:
 Net premiums/deposits            1,012,659      2,385,652      456,073      845,164      586,011   1,164,678      743,654
 Death benefits                      (3,193)        -            (3,436)      -            -           (4,023)      (7,699)
 Surrenders                         (27,136)       (13,467)      -            (9,089)      (1,253)      -           (6,502)
 Withdrawals                        (16,711)       (33,198)      (1,155)     (24,319)     (11,140)    (17,911)      (6,087)
 Transfers into (out of)
   subaccounts, net -- Note 1       321,797      1,782,528      529,267    1,432,918      777,200     805,436      245,382
                                -----------     ----------   ----------   ----------   ----------  ----------   ----------
   Change in net assets
     resulting from capital
     transactions                 1,287,416      4,121,515      980,749    2,244,674    1,350,818   1,948,180      968,748
                                -----------     ----------   ----------   ----------   ----------  ----------   ----------
Increase in net assets            1,405,524      5,195,517    1,130,577    2,782,163    1,521,756   2,166,401      949,852
Net assets at beginning of
 period                             195,731        249,383       42,427      141,648      156,415     219,017       81,706
                                -----------     ----------   ----------   ----------   ----------  ----------   ----------
NET ASSETS AT END OF PERIOD     $ 1,601,255     $5,444,900   $1,173,004   $2,923,811   $1,678,171  $2,385,418   $1,031,558
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $     43.97     $   53.22    $    28.87   $    21.47   $    19.05   $   20.11    $   10.16
==========================================================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                              36,417        102,309       40,631      136,181       88,093     118,618      101,531
==========================================================================================================================
 FOR THE PERIOD FROM INCEPTION
              TO
       DECEMBER 31, 1997          3-APR-97      17-JUN-97    21-FEB-97    21-FEB-97    21-FEB-97    13-MAR-97     1-MAY-97
--------------------------------------------------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $      (610)    $     (621)  $     (110)  $     (692)  $     (969)  $   4,340    $   2,670
 Net realized and unrealized
   gains (losses)                    (8,089)        (8,265)          37        4,080        8,664       8,296         (784)
                                -----------     ----------   ----------   ----------   ----------   ---------    ---------
   Change in net assets
     resulting from operations       (8,699)        (8,886)         (73)       3,388        7,695      12,636        1,886
                                -----------     ----------   ----------   ----------   ----------   ---------    ---------
From capital transactions:
 Net premiums/deposits              186,908        203,646       38,097       99,654      121,533     124,921       75,938
 Withdrawals                        -               -            -            -            -            -             (960)
 Transfers into (out of)
   subaccounts, net -- Note 1        17,522         54,623        4,403       38,606       27,187      81,460        4,842
                                -----------     ----------   ----------   ----------   ----------   ---------    ---------
   Change in net assets
     resulting from capital
     transactions                   204,430        258,269       42,500      138,260      148,720     206,381       79,820
                                -----------     ----------   ----------   ----------   ----------   ---------    ---------
Increase in net assets              195,731        249,383       42,427      141,648      156,415     219,017       81,706
Net assets at beginning of
 period                             -               -            -            -            -            -            -
                                -----------     ----------   ----------   ----------   ----------   ---------    ---------
NET ASSETS AT END OF PERIOD     $   195,731     $  249,383   $   42,427   $  141,648   $  156,415   $ 219,017    $  81,706
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $     43.75     $    42.76   $    24.18   $    16.14   $    15.79   $   16.44    $   10.01
==========================================================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                               4,474          5,832        1,755        8,776        9,906      13,322        8,162
==========================================================================================================================


                                                           VAN ECK
                                   MFS         SOGEN      WORLDWIDE       VAN ECK
                                  TOTAL       OVERSEAS      HARD         EMERGING
     FOR THE PERIOD ENDED         RETURN      VARIABLE     ASSETS         MARKETS
       DECEMBER 31, 1998          SERIES        FUND        FUND           FUND
----------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $   12,833   $  (24,005)  $  4,608       $  (2,674)
 Net realized and unrealized
   gains (losses)                   69,285      (64,492)   (40,765)       (109,753)
                                ----------   ----------   --------       ---------
   Change in net assets
     resulting from operations      82,118      (88,497)   (36,157)       (112,427)
                                ----------   ----------   --------       ---------
From capital transactions:
 Net premiums/deposits             968,524    1,098,070    128,466         348,583
 Death benefits                     -            (3,348)     -               -
 Surrenders                         (7,865)     (16,724)   (20,009)         (3,769)
 Withdrawals                       (11,868)     (21,157)    (1,198)         (4,392)
 Transfers into (out of)
   subaccounts, net -- Note 1      602,434      317,226     61,004         156,590
                                ----------   ----------   --------       ---------
   Change in net assets
     resulting from capital
     transactions                1,551,225    1,374,067    168,263         497,012
                                ----------   ----------   --------       ---------
Increase in net assets           1,633,343    1,285,570    132,106         384,585
Net assets at beginning of
 period                            259,844      752,892      9,037          16,890
                                ----------   ----------   --------       ---------
NET ASSETS AT END OF PERIOD     $1,893,187   $2,038,462   $141,143       $ 401,475
----------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $    18.12   $    10.07   $   9.20       $    7.12
==================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                            104,481      202,429     15,342          56,387
==================================================================================
 FOR THE PERIOD FROM INCEPTION
              TO
       DECEMBER 31, 1997        21-FEB-97     3-FEB-97    3-APR-97
----------------------------------------------------------------------------------
From operations:
 Net investment income (loss)   $   (1,259)  $   (8,364)  $    (20)      $     (94)
 Net realized and unrealized
   gains (losses)                   16,912      (27,254)      (178)         (5,069)
                                ----------   ----------   --------       ---------
   Change in net assets
     resulting from operations      15,653      (35,618)      (198)         (5,163)
                                ----------   ----------   --------       ---------
From capital transactions:
 Net premiums/deposits             186,723      819,873      4,326          19,999
 Withdrawals                          (786)        (959)     -               -
 Transfers into (out of)
   subaccounts, net -- Note 1       58,254      (30,404)     4,909           2,054
                                ----------   ----------   --------       ---------
   Change in net assets
     resulting from capital
     transactions                  244,191      788,510      9,235          22,053
                                ----------   ----------   --------       ---------
Increase in net assets             259,844      752,892      9,037          16,890
Net assets at beginning of
 period                             -            -           -               -
                                ----------   ----------   --------       ---------
NET ASSETS AT END OF PERIOD     $  259,844   $  752,892   $  9,037
----------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END
 OF PERIOD                      $    16.63   $     9.77   $  15.72       $   11.00
==================================================================================
UNITS OUTSTANDING AT END OF
 PERIOD                             15,625       77,062        575           1,536
==================================================================================


                 See accompanying Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              NOTE 1. ORGANIZATION

--------------------------------------------------------------------------------


     Valley Forge Life Insurance Company Variable Annuity Separate Account ("Variable Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Valley Forge Life Insurance Company ("VFL"). The Variable Account began operation on February 3, 1997. The assets of the Variable Account are segregated from VFL's general account and its other separate accounts. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty"), which is wholly-owned by CNA Financial Corporation ("CNA"). Loews Corporation owns approximately 85% of the outstanding common stock of CNA.



     VFL sells a wide range of life insurance products, including the Flexible Premium Deferred Annuity Contract ("Contract"). Under the terms of the Contract, contractholders select where the net purchase payments of the Contract are invested. The contractholder may choose to invest in either the Variable Account, the Guaranteed Interest Option Separate Account ("GIO Account") or both the Variable Account and the GIO Account.



     The Variable Account currently offers 18 subaccounts each of which invests in shares of corresponding funds ("Funds"), in which the contractholders bear all of the investment risk. Each Fund is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment advisor ("Investment Advisor"). The Investment Advisors and subaccounts are identified in Notes 3 and 4.



     The GIO Account is also a separate account of VFL. Through the guaranteed interest option, VFL offers specified effective annual rates of interest that are credited daily and available for specified periods of time. Contractholders choosing the guaranteed interest option do not participate in the investment performance of the GIO Account and this performance does not determine the GIO Account value or benefits relating thereto.



     The assets of the GIO Account and the Variable Account are held separately from other VFL assets and from the general account of VFL. The contractholder (before the maturity date, while the contractholder is still living or the Contract is in force) may transfer all or part of any subaccount value to another subaccount(s) or to the GIO Account, or transfer all or part of GIO Account value to any subaccounts. The GIO Account, however, unlike the Variable Account, is not registered as an investment company under the 1940 Act. Separate financial statements are not prepared for the GIO Account and the accompanying financial statements do not reflect amounts invested in the GIO Account.

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


               NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------


     VALUATION OF INVESTMENTS -- Investments in the Variable Account consist of shares of the Funds and are stated at market value based on quoted market prices. Changes in the difference between market value and cost are reflected as net unrealized gains (losses) in the accompanying financial statements.



     INVESTMENT INCOME -- Investment income consists of dividends declared by the Funds and are recognized on the date of record.



     REALIZED INVESTMENT GAINS AND LOSSES -- Realized investment gains and losses in the Variable Account represent the difference between the proceeds from sales of shares of the Funds held by the subaccount and the cost of such shares, which is determined using the average cost method.



     FEDERAL INCOME TAXES -- Net investment income and realized gains and losses on investments of the Variable Account are taxable to contractholders generally upon distribution. Accordingly, no provision for income taxes has been recorded in the accompanying financial statements.



     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of Variable Accounts' management, these statements include all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial position, results of operations and changes in net assets in the accompanying financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              NOTE 3. INVESTMENTS

--------------------------------------------------------------------------------

     The investments in the Funds/subaccounts of the Variable Account at December 31, 1998 and December 31, 1997 are as follows:



-----------------------------------------------------------------------------------
INVESTMENT ADVISOR                                                        MARKET
FUND/SUBACCOUNT                                 SHARES        COST         VALUE
-----------------------------------------------------------------------------------
FEDERATED ADVISERS:
  FEDERATED PRIME MONEY FUND II
     December 31, 1998                         5,562,204   $5,562,204   $ 5,562,204
     December 31, 1997                           861,084   $  861,084   $   861,084
  FEDERATED UTILITY FUND II
     December 31, 1998                           110,914   $1,618,977   $ 1,693,662
     December 31, 1997                             3,547   $   46,493   $    50,683
  FEDERATED HIGH INCOME BOND FUND II
     December 31, 1998                           289,997   $3,181,228   $ 3,166,765
     December 31, 1997                            17,395   $  186,564   $   190,479
FIDELITY MANAGEMENT & RESEARCH COMPANY:
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND EQUITY-INCOME PORTFOLIO
     ("FIDELITY EQUITY-INCOME PORTFOLIO")
     December 31, 1998                           167,760   $4,065,113   $ 4,264,468
     December 31, 1997                            20,427   $  489,697   $   495,969
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II ASSET MANAGER PORTFOLIO
     ("FIDELITY ASSET MANAGER PORTFOLIO")
     December 31, 1998                           124,340   $2,089,493   $ 2,258,023
     December 31, 1997                            14,845   $  265,773   $   267,366
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II INDEX 500 PORTFOLIO
     ("FIDELITY INDEX 500 PORTFOLIO")
     December 31, 1998                            75,681   $9,535,262   $10,689,980
     December 31, 1997                             4,921   $  543,072   $   562,885
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II CONTRAFUND PORTFOLIO
     ("FIDELITY CONTRAFUND PORTFOLIO")
     December 31, 1998                           151,818   $3,233,621   $ 3,710,438
     December 31, 1997                            16,503   $  324,992   $   329,066
FRED ALGER MANAGEMENT, INC.:
  THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
     December 31, 1998                            36,417   $1,573,096   $ 1,601,255
     December 31, 1997                             4,474   $  209,368   $   195,731
  THE ALGER AMERICAN GROWTH PORTFOLIO
     December 31, 1998                           102,309   $4,648,328   $ 5,444,900
     December 31, 1997                             5,832   $  258,380   $   249,383
  THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
     December 31, 1998                            40,631   $1,026,368   $ 1,173,004
     December 31, 1997                             1,755   $   43,880   $    42,427

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                        NOTE 3. INVESTMENTS (CONTINUED)



-----------------------------------------------------------------------------------
INVESTMENT ADVISOR                                                        MARKET
FUND/SUBACCOUNT                                 SHARES        COST         VALUE
-----------------------------------------------------------------------------------
MASSACHUSETTS FINANCIAL SERVICES COMPANY:
  MFS EMERGING GROWTH SERIES
     December 31, 1998                           136,181   $2,412,308   $ 2,923,811
     December 31, 1997                             8,776   $  137,690   $   141,648
  MFS RESEARCH SERIES
     December 31, 1998                            88,093   $1,510,731   $ 1,678,171
     December 31, 1997                             9,906   $  150,896   $   156,415
  MFS GROWTH WITH INCOME SERIES
     December 31, 1998                           118,618   $2,186,056   $ 2,385,418
     December 31, 1997                            13,322   $  213,707   $   219,017
  MFS LIMITED MATURITY SERIES
     December 31, 1998                           101,531   $1,055,699   $ 1,031,558
     December 31, 1997                             8,162   $   83,692   $    81,706
  MFS TOTAL RETURN SERIES
     December 31, 1998                           104,481   $1,832,876   $ 1,893,187
     December 31, 1997                            15,625   $  248,196   $   259,844
SOCIETE GENERALE ASSETS MANAGEMENT CORP.:
  SOGEN OVERSEAS VARIABLE FUND
     December 31, 1998                           202,429   $2,137,738   $ 2,038,462
     December 31, 1997                            77,062   $  787,738   $   752,892
VAN ECK ASSOCIATES CORPORATION:
  VAN ECK WORLDWIDE HARD ASSETS FUND
     December 31, 1998                            15,342   $  161,414   $   141,143
     December 31, 1997                               575   $    9,226   $     9,037
  VAN ECK EMERGING MARKETS FUND
     December 31, 1998                            56,387   $  466,744   $   401,475
     December 31, 1997                             1,536   $   21,555   $    16,890

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NOTE 4. INVESTMENT TRANSACTIONS

--------------------------------------------------------------------------------

     The aggregate cost of purchases and proceeds from sales of shares of Funds in the subaccounts for the year ended December 31, 1998 and from inception through 1997 are as follows:



-------------------------------------------------------------------------------------
INVESTMENT ADVISOR                          1998                       1997
FUND/SUBACCOUNT                    PURCHASES       SALES      PURCHASES      SALES
-------------------------------------------------------------------------------------
FEDERATED ADVISERS:
  Federated Prime Money Fund II   $37,915,138   $33,510,211   $3,550,031   $2,710,000
  Federated Utility Fund II         2,109,966       576,317      131,884       85,557
  Federated High Income Bond
     Fund II                        3,840,081       851,353      226,400       42,489
FIDELITY MANAGEMENT & RESEARCH COMPANY:
  Fidelity Equity-Income
     Portfolio                      4,569,909     1,025,191      675,097      203,626
  Fidelity Asset Manager
     Portfolio                      2,313,974       499,483      429,770      175,157
  Fidelity Index 500 Portfolio     10,107,926     1,322,627      646,677      112,906
  Fidelity Contrafund Portfolio     3,468,672       621,107      366,624       45,364
FRED ALGER MANAGEMENT, INC.:
  The Alger American Small
     Capitalization Portfolio       1,599,548       324,883      327,651      123,882
  The Alger American Growth
     Portfolio                      4,889,796       802,055      391,931      134,284
  The Alger American MidCap
     Growth Portfolio               1,170,468       196,448       55,923       13,622
MASSACHUSETTS FINANCIAL SERVICES COMPANY:
  MFS Emerging Growth Series        2,619,399       391,222      319,665      182,097
  MFS Research Series               1,743,636       402,179      181,534       33,784
  MFS Growth With Income Series     2,781,439       849,615      231,099       25,510
  MFS Limited Maturity Series       1,655,554       694,668      135,099       55,749
  MFS Total Return Series           2,062,990       526,378      466,510      223,577
SOCIETE GENERALE ASSETS MANAGEMENT CORP.:
  SoGen Overseas Variable Fund      1,826,237       476,175      994,765      214,619
VAN ECK ASSOCIATES CORPORATION:
  Van Eck Worldwide Hard Assets
     Fund                             212,775        45,735       10,106          892
  Van Eck Emerging Markets Fund       623,134       129,579       26,885        4,925

                         NOTES TO FINANCIAL STATEMENTS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT


                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         NOTE 5. CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------


     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Contract. The daily charge is equal to an annual rate of 1.25% of the net assets of the subaccount.



     An annual administration fee of $30 is also deducted from the subaccounts on each Contract if the contract value is below $50,000. This fee covers a portion of VFL's administrative expenses related to the contracts.



     VFL deducts a daily administration charge from the assets of the subaccounts on each Contract to compensate it for a portion of the expenses it incurs in administering the contracts. The daily charge is equal to an annual rate of 0.15% of the net assets of the subaccounts.



     VFL permits 12 transfers among and between the subaccounts within the Variable Account (four of which can be applied to the GIO Account) per contract year without an assessment of a fee. For each additional transfer, VFL charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred.

--------------------------------------------------------------------------------

                      NOTE 6. DIVERSIFICATION REQUIREMENTS

--------------------------------------------------------------------------------


     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. VFL believes, based on the prospectuses of each of the Funds that the Variable Account participates in, that the Funds satisfy the diversification requirement of the regulations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements


          Financial statements for Valley Forge Life Insurance Company (the "Company") are included in Part A. Financial Statements for Valley Forge Life Insurance Company Variable Annuity Separate Account (the "Variable Account") are included in Part B.


(b)       Exhibits
          (1)    (a)  Certified resolution of the board of directors of the
                      Company dated October 18, 1995, establishing the Variable Account.*

          (2)         Not applicable.

          (3) Form of underwriting agreement between the Company and CNA Investor Services, Inc. ("CNA/ISI").**

          (4)     (a)  Form of Flexible Premium Deferred Variable Annuity
                       Contract (the "Contract").*

                  (b)  Form of Qualified Plan Endorsement.*

                  (c)  Form of IRA Endorsement.*

                  (d) Form of Nursing Home Confinement, Terminal Medical Condition, Total Disability Endorsement.*


          (5)     Contract Application.


          (6)     (a)  Articles of Incorporation of the Company.*
                  (b)  By-Laws of the Company.*

          (7)  Not applicable.

          (8)     (a)  Form of Participation Agreement between the Company and
                       Insurance Management Series.**

                  (b) Form of Participation Agreement between the Company and Variable Insurance Products Fund.**

                  (c) Form of Participation Agreement between the Company and The Alger American Fund.**

               (d) Form of Participation Agreement between the Company and MFS Variable Insurance Trust. **

               (e) Form of Participation Agreement between the Company and SoGen Variable Funds, Inc. **



               (f) Form of Participation Agreement between the Company and Van Eck Worldwide Insurance Trust.**

          (9)  Opinion and Consent of Lynne Gugenheim,  Esquire.*

          (10) (a)      Consent of Sutherland, Asbill &  Brennan, LLP.

               (b)      Consent of Deloitte & Touche LLP

               (c)      Consent of Lynne Gugenheim, Esquire.


          (11) Not applicable.

          (12) Not applicable.

          (13) Not applicable.

          (14) Financial Data Schedule for Electronic Filers.

               * Incorporated herein by reference to the initial filing of this Form N-4 Registration on February 20, 1996

              ** Incorporated herein by reference to filing of Pre-Effective Amendment Number 1 to this Form N-4 Registration on September 4, 1996

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY

          Incorporated herein by reference to the section titled "Directors and Executive Officers" of the prospectus filed as Part A of this registration statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a stock life insurance company of which all of the voting securities are owned by Continental Assurance Company. Continental Assurance Company is owned by Continental Casualty Company, a stock casualty insurance company organized under the Illinois Insurance Code, the home office of which is located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Continental Casualty Company are owned by CNA Financial Corporation, a Delaware Corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 85% of the outstanding voting securities of CNA Financial Corporation as of April 15, 1998. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Office and a director of CNA Financial Corporation and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews corporation, owned, in aggregate, approximately 31% of the outstanding common stock of Loews Corporation as of March 31, 1997. Therefore, they may be deemed to be parents of Loews Corporation and thus of CNA Financial Corporation, Continental Casualty Company and the Company, within the meaning of the federal securities laws. Various companies and other entities controlled by CNA Financial Corporation may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth below:

                           PRIMARY SUBSIDIARIES OF CNA

                                                                   PLACE OF
COMPANY                                                            INCORPORATION
-------                                                            -------------
AMS Services, Inc. and subsidiaries (10)                           Delaware

Alexsis, Inc. and subsidiaries (4)                                 Maryland

American Casualty Company of Reading, Pennsylvania (ACCO)          Pennsylvania

Boston Old Colony Insurance Company                                Massachusetts

Claims Administration Corp.                                        Maryland

CNA Casualty of California                                         California

CNA Surety Corporation                                             Delaware

Columbia Casualty Company                                          Illinois

Commercial Insurance Company of Newark, N.J.                       New Jersey

Continental Assurance Company (CAC)                                Illinois

Continental Casualty Company (CCC)                                 Illinois

Continental Lloyd's Insurance Company                              Texas

Continental Reinsurance Corporation                                California

Firemen's Insurance Company of Newark, New Jersey                  New Jersey

Kansas City Fire and Marine Insurance Company                      Missouri

National Fire Insurance Company of Hartford (NFI)                  Connecticut

National-Ben Franklin Insurance Company of Illinois                Illinois

Niagara Fire Insurance Company                                     Delaware

Pacific Insurance Company                                          California

The Buckeye Union Insurance Company                                Ohio

The Continental Corporation, Inc. (CIC)                            New York

The Continental Insurance Company                                  New Hampshire

The Continental Insurance Company of New Jersey                    New Jersey

Convida Holdings, Ltd and subsidiary (1)                           Bahamas

The Fidelity and Casualty Company of New York                      New Hampshire

The Glens Falls Insurance Company                                  Delaware

The Mayflower Insurance Company, Ltd.                              Indiana

Transcontinental Insurance Company                                 New York

Transcontinental Technical Services, Inc. (ServCo)                 Illinois

Transportation Insurance Company                                   Illinois

Valley Forge Insurance Company                                     Pennsylvania

Valley Forge Life Insurance Company                                Pennsylvania

Western National Warranty Corporation and subsidiary (1)           Arizona

All other Subsidiaries, when aggregated, are not considered significant.

ITEM 27.  NUMBER OF CONTRACTOWNERS


          As of March 31, 1999, the Separate Account had 1,348 contractowners.


ITEM 28.  INDEMNIFICATION

          The registrant has no officers, directors or employees. The depositor and the registrant do not indemnify the officers, directors of employees of the depositor. CNA-Financial Corporation, ("CNAFC") a parent of the depositor, indemnifies the depositor's officers, directors and employees in their capacity as such. Most of the depositor's officers, directors and employees are also officers, directors and/or employees of CNAFC.

          CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of CNAFC) by reason of the fact that he is or was a director, officer, employee, or agent of CNAFC, or was serving at the request of CNAFC as a director, office, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of CNAFC to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of CNAFC, or was serving at the request of CNAFC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC. No indemnification is made, however, in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to CNAFC unless and only to the extent that a court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

To the extent that any person referred to above is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, CNAFC will indemnify such person against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. CNAFC may advance to such a person, expenses incurred in defending a civil or criminal action, suit or proceeding as authorized by CNAFC's board of directors upon receipt of an undertaking by (or on behalf of) such person to repay the amount advanced unless it is ultimately determined that he is entitled to be indemnified.

Indemnification and advancement of expenses described above (unless pursuant to a court order) is only made as authorized in the specific case upon a determination that such indemnification or advancement of expenses is proper in the circumstances because he has met the applicable standard of conduct. Such determination must be made by a majority vote of a quorum of CNAFC's board of directors who are not parties to the action, suit or proceeding or by independent legal counsel in a written opinion or by CNAFC's stockholders.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) CNA/ISI is the registrant's principal underwriter and also serves as the principal underwriter of certain variable life insurance contracts issued by the Company and certain variable annuity contracts and variable life insurance contracts issued by affiliates of the Company.

          (b)  Officers and Directors of CNA/ISI.

                               Kevin M. Hogan, CLU
                                 CNA Plaza, 34S
                            Chicago, Illinois 60685

        1/98-Present     President, CNA Investor Services, Inc.
                         Vice President, Continental Casualty Company

        8/94-1/98        President, CNA Investor Services, Inc.
                         Assistant Vice President, Continental Casualty Company

        10/86-8/94       Assistant Vice President, Continental Casualty
                         Company, Home Office Human Resources

                             Ronald S. Chapon, CFP
                              CNA Plaza, 34 South
                            Chicago, Illinois 60685

        5/80-Present     Vice President, CNA Investor Services, Inc.

          (c) Not applicable

Item 30.  LOCATION BOOKS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at CNA Plaza, Chicago, Illinois 60685, or 100 CNA Drive, Nashville, Tennessee 37214-3439, by Financial Administration Services, Inc. at 1290 Silas Deane Highway, P.O. Box 290794, Wethersfield, Connecticut 06129-0794, and by
          CNA/ISI at CNA Plaza, Chicago, Illinois 60685.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this filing.

ITEM 32.  UNDERTAKINGS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

          (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

          (d) Valley Forge Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the Services rendered, the expenses expected to be incurred, and the risks assumed by the Valley Forge Life Insurance Company.

                                   SIGNATURES



As required by the securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets the requirements of Securities
Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the City of Chicago, and the State of Illinois, on this 26th day of April 1999.



     VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (Registrant)

Attest:  S/JONATHAN D. KANTOR                     By:  S/W. JAMES MACGINNITIE
         --------------------                     ----------------------
         Jonathan D. Kantor                       W. James MacGinnitie
         Senior Vice President,                   Senior Vice President,
         Secretary and General Counsel            Acting Chief Financial
                                                  Officer, Director

                      VALLEY FORGE LIFE INSURANCE COMPANY
                                  (Depositor)


Attest:  S/JONATHAN D. KANTOR                     By:  S/W. JAMES MACGINNITIE
         --------------------                     ----------------------
         Jonathan D. Kantor                       W. James MacGinnitie
         Senior Vice President,                   Senior Vice President
         Secretary and General Counsel            Chief Financial
                                                  Officer, Director

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                        Title                           Date
---------                        -----                           ----

S/PHILIP L. ENGEL                President, Director          April 26, 1999
-----------------------
Philip L. Engel

/s/PETER E. JOKIEL              Senior Vice President         April 26, 1999
-----------------------
Peter E. Jokiel


S/BERNARD L. HENGESBAUGH       Chairman of the Board,
--------------------------     Chief Executive Officer,        April 26, 1999
Bernard L. Hengesbaugh         Director


S/JONATHAN D. KANTOR           Senior Vice President           April 26, 1999
--------------------------     General Counsel, Secretary,
Jonathan D. Kantor             Director

S/ W. JAMES MACGINNITIE        Senior Vice President, Chief    April 26, 1999
--------------------------     Financial Officer and Director
W. James MacGinnitie